LEASE (this "lease"), dated as of May 12, 2005 between RECKSON COURT
SQUARE, LLC, a Delaware limited liability company, having an office at c/o Reckson Associates Realty Corp., 1350 Avenue of the Americas, Suite 901, New York, New York 10019 ("Landlord") and CITIBANK, N.A., a national banking association, having an office at having an office at One Court Square, Long Island City, New York 11120 ("Tenant").

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, immediately prior to the date of this lease, Tenant owned fee title interest in and to the Land and the improvements thereon consisting of a fifty-two (52) story building with attached low-rise building and connecting rotunda (collectively, the "Building") known as One Court Square in Long Island City, Queens County, New York. The Land is more particularly described in Exhibit A annexed hereto, which together with the Building comprise a part of the Real Property;

          WHEREAS, immediately prior to the execution and delivery of this lease, Tenant conveyed its ownership interest in and to the Real Property to the Landlord named herein;

          WHEREAS, Landlord currently owns the Real Property; and

          WHEREAS, Tenant desires to lease the entire Real Property from Landlord for a term commencing on the date of this lease,

          NOW, THEREFORE, for the mutual covenants herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto, for themselves, their successors and permitted assigns, hereby covenant as follows:

                                  ARTICLE 1

                              Term and Fixed Rent
                              -------------------

          1.01. Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, upon and subject to the terms, covenants, provisions and conditions of this lease, the premises described in Section 1.02.

          1.02. The premises (herein called the "Premises") leased to Tenant shall consist of the entire Real Property, including, without limitation: the entire 3rd through 50th floors of the Building (each such floor is individually referred to herein an "Office Floor" and collectively as the "Office Floors"), the lobby of the Building (herein called the "Lobby"), the concourse of the Building (herein called the "Concourse"), the sub-concourse of the Building (herein called the "Sub-concourse"), and the 51st, 52nd and 53rd floor areas of the Building which are devoted to mechanical and roof top areas and are not usable for office use (herein collectively called the "Mechanical Areas"). Landlord and Tenant hereby covenant and agree that (i) no rentable square feet or amounts of rent payable hereunder shall be attributable to the Sub-concourse or to the Mechanical Areas or any other area that would constitute a common area if the Building were multi-tenanted and
(ii) the Premises shall be deemed to contain an aggregate of 1,401,609 rentable square feet (which is the area on which Fixed Rent is determined hereunder) comprised as follows:

Office Floors:
--------------



------------------------------------------------------------------------------------------------
3rd Floor                     31,079                   28th Floor             30,612
------------------------------------------------------------------------------------------------
4th Floor                     22,833                   29th Floor             30,209
------------------------------------------------------------------------------------------------
5th Floor                     18,968                   30th Floor             30,174
------------------------------------------------------------------------------------------------
6th Floor                     27,002                   31st Floor             31,165
------------------------------------------------------------------------------------------------
7th Floor                     30,170                   32nd Floor             31,165
------------------------------------------------------------------------------------------------
8th Floor                     30,170                   33rd Floor             31,165
------------------------------------------------------------------------------------------------
9th Floor                     30,170                   34th Floor             31,165
------------------------------------------------------------------------------------------------
10th Floor                    30,170                   35th Floor             31,165
------------------------------------------------------------------------------------------------
11th Floor                    30,170                   36th Floor             31,165
------------------------------------------------------------------------------------------------
12th Floor                    30,170                   37th Floor             31,166
------------------------------------------------------------------------------------------------
14th Floor                    30,170                   38th Floor             31,189
------------------------------------------------------------------------------------------------
15th Floor                    30,170                   39th Floor             30,814
------------------------------------------------------------------------------------------------
16th Floor                    30,170                   40th Floor             30,787
------------------------------------------------------------------------------------------------
17th Floor                    30,170                   41st Floor             31,749
------------------------------------------------------------------------------------------------
18th Floor                    30,143                   42nd Floor             31,749
------------------------------------------------------------------------------------------------
19th Floor                    29,806                   43rd Floor             31,749
------------------------------------------------------------------------------------------------
20th Floor                    29,804                   44th Floor             31,749
------------------------------------------------------------------------------------------------
21st Floor                    30,696                   45th Floor             31,749
------------------------------------------------------------------------------------------------
22nd Floor                    30,696                   46th Floor             28,338
------------------------------------------------------------------------------------------------
23rd Floor                    30,696                   47th Floor             28,338
------------------------------------------------------------------------------------------------
24th Floor                    30,672                   48th Floor             19,978
------------------------------------------------------------------------------------------------
25th Floor                    30,717                   49th Floor             19,702
------------------------------------------------------------------------------------------------
26th Floor                    30,717                   50th Floor             12,253
------------------------------------------------------------------------------------------------
27th Floor                    30,717
------------------------------------------------------------------------------------------------


Lobby:
------

     ------------------------------ ------------------
     Retail space                   11,775
     ------------------------------ ------------------


Concourse:
----------

     ------------------------------ ------------------
     Retail space                   12,626
     ------------------------------ ------------------
     ------------------------------ ------------------
     Storage space                    1,667
     ------------------------------ ------------------

Subject to the terms, covenants, provisions and conditions of this lease, Landlord hereby grants to Tenant the exclusive right to use the Premises and to control the operation and management thereof.

          1.03. The term of this lease shall commence on the date of this lease (herein called the "Commencement Date") and subject to the rights of Tenant to elect to extend the term of this lease pursuant to the provisions of
Article 36 in which case the term of this lease shall end as of the last day of the applicable Extension Term, the term of this lease shall end at 11:59 p.m. on May 11, 2020 (the later of such dates is herein called the "Expiration Date") or on such earlier date upon which the term of this lease shall expire or be canceled or terminated pursuant to any of the conditions or covenants of this lease or pursuant to law.

          1.04. The rents shall be and consist of the following amounts with respect to the Premises:

                (a) fixed rent (herein called "Fixed Rent") for the Premises at the monthly rates set forth on Schedule 1 annexed hereto, which Fixed Rent shall be payable commencing on the Commencement Date, and thereafter in monthly installments in advance on the first day of each and every calendar month during the term of this lease, to be paid in lawful money of the United States to Landlord at its office, or such other place as Landlord shall designate on at least thirty (30) days advance written notice to Tenant, and

                (b) additional rent (herein called "Additional Charges") shall consist of any sums of money (other than Fixed Rent) that may become due from and payable by Tenant directly to Landlord pursuant to any express provision of this lease.

          1.05. The number of rentable square feet set forth in Section 1.02 for each Office Floor and for the retail and storage space located in the Lobby and Concourse shall be the basis for computing (i) Fixed Rent abatements or reductions in Fixed Rent pursuant to any of the provisions of this lease, which to the extent applicable shall be computed in accordance with Schedule 1, (ii) the rentable area of any Extension Premises comprising full floors or of any Surrender Space comprising full floors and the computation of the Surrender Fee with respect thereto, and (iii) Fixed Rent and Tenant's Share under the Amended and Restated Lease. The rentable square footage of any partial floor, to the extent it needs to be determined with respect to any of the matters set forth in the preceding sentence, shall be computed using the REBNY Standard and applying a twenty-one percent (21%) loss factor thereto. For purposes of this lease, the term "REBNY Standard" shall mean establishing the useable area of a particular area by using the "Recommended Method of Floor Measurement for Office Buildings" effective

January 1, 1987 found in the Real Estate Board of New York, Inc. Diary and Manual dated 1989.

          1.06. Tenant covenants and agrees to pay Fixed Rent and Additional Charges promptly when due without notice or demand therefor, except as such notice or demand may be expressly provided for in this lease, and without any abatement, deduction or setoff for any reason whatsoever, except as may be expressly provided in this lease. Fixed Rent shall be paid by electronic funds transfer to an account designated from time to time by Landlord on at least thirty (30) days advance written notice to Tenant. Additional Charges shall be paid by good and sufficient check (subject to collection) drawn on a New York City bank which is a member of the New York Clearing House Association or a successor thereto.

          1.07. If the term of this lease commences on a day other than the first day of a calendar month, or if the Expiration Date occurs on a day other than the last day of a calendar month, the Fixed Rent and Additional Charges for the applicable partial calendar month shall be prorated in the manner provided in Section 1.09.

          1.08. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct Fixed Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this lease or at law provided.

          1.09. Any apportionments or prorations of Fixed Rent or Additional Charges to be made under this lease shall be computed on the basis of a 365-day year (based on the actual number of days in the period in question).

          1.10. If any of the Fixed Rent or Additional Charges payable under the terms and provisions of this lease shall be or become uncollectible, reduced or required to be refunded because of any act or law enacted by a governmental authority, Tenant shall enter into such agreement(s) and take such other steps (without additional expense to Tenant) as Landlord may reasonably request and as may be legally permissible to permit Landlord to collect the maximum rents which from time to time during the continuance of such legal rent restriction may be legally permissible (but not in excess of the amounts reserved therefor under this lease). Upon the termination of such legal rent restriction, (a) the Fixed Rent and/or Additional Charges shall become and thereafter be payable in accordance with the amounts reserved herein for the periods following such termination, and (b) Tenant shall pay to Landlord promptly upon being billed, to the maximum extent legally permissible, an amount equal to (i) the Fixed Rent and/or Additional Charges which would have been paid pursuant to this lease but for such legal rent restriction less (ii) the rents paid by Tenant during the period such legal rent restriction was in effect. The provisions of this Section 1.10 shall have no applicability with respect to Benefits, or any program, law, rule or regulation of any governmental authority, quasi-governmental authority or public or private utility or similar entity designed to induce tenants to enter into, renew, expand or otherwise modify leases, perform tenant improvements or utilize energy-efficient appliances, or any other tenant-inducement program, law, rule or regulation; provided, however, that the provisions of this sentence shall not be construed in any manner to reduce the Fixed Rent payable under this lease unless and to the extent that Landlord is reimbursed or otherwise compensated for such reduction on a dollar-for-dollar basis by any governmental authority, quasi-governmental authority or public or private utility or similar or dissimilar entity.

          1.11. Landlord shall be entitled to all rights and remedies provided herein or by law for a default, after the expiration of any applicable notice and cure period, in the payment of Additional Charges as are available to Landlord for a default, after the expiration of any applicable notice and cure period, in the payment of Fixed Rent.

                                  ARTICLE 2

                         Delivery and Use of Premises
                         ----------------------------

          2.01. (a) Tenant acknowledges that Tenant has inspected the Premises and is fully familiar with the condition thereof. Tenant has accepted each floor of the Premises in their "as is" condition, and Landlord shall not be required to perform any work, install any fixtures or equipment or render any services to make the Premises ready or suitable for Tenant's occupancy.

                (b) Tenant hereby waives any right to rescind this lease under the provisions of Section 223(a) of the Real Property Law of the State of New York, and agrees that the provisions of this Section 2.01(b) are intended to constitute "an express provision to the contrary" within the meaning of said
Section 223(a).

          2.02. (a) Subject to any applicable Legal Requirements, the Premises may be used by Tenant and any persons claiming by, through or under Tenant (including, without limitation, any subtenants of Tenant) for any lawful purposes, including, without limitation, administrative, executive and general offices and retail use (including, without limitation, a retail bank and automated teller machines), all of which are permitted by the Certificate of Occupancy for the Building (as the same may be amended in accordance with the terms hereof).

Notwithstanding the foregoing, Landlord makes no warranty or representation as to the suitability of all or any portion of the Premises for any use, including, without limitation, as a place of public assembly requiring a public assembly permit or a change in the Certificate of Occupancy for the Building or as to whether there will be adequate means of ingress and/or egress or adequate restroom facilities in the event that Tenant requires such a public assembly permit or such a change, and Landlord shall have no liability to

Tenant in connection therewith (provided, however, that Landlord shall reasonably cooperate with Tenant's application for any such public assembly permit or change in the Certificate of Occupancy, subject to Tenant's obligation to reimburse Landlord for its out-of-pocket expenses, as more particularly set forth below), nor shall Landlord have any obligation to perform any alterations in or to the Premises in order to render any floor suitable for any use, including, without limitation, the issuance of a public assembly permit or for a change in the Certificate of Occupancy.

                (b) Landlord agrees that throughout the term of this lease, Landlord shall not change the Certificate of Occupancy for the Building in a manner which shall (i) adversely affect Tenant's use of the Premises for general, administrative and executive offices or any of the specific uses expressly permitted pursuant to this Section 2.02, including, without limitation, the ancillary and incidental uses described in Section 2.02(a) of the Amended and Restated Lease, or (ii) affect Tenant's ability to obtain a valid construction permit for any Alterations in the Premises, or (iii) permit a use that is not ancillary to general, executive and administrative offices or is for a Prohibited Use, unless in each such case consented to by Tenant (which consent may be granted or withheld by Tenant in its sole discretion). At Tenant's request, Landlord agrees to cooperate reasonably with Tenant, at Tenant's sole cost and expense, in connection with any reasonable changes to the Certificate of Occupancy for the Building required by Tenant for any reasonable use of the Premises by Tenant, provided such use is permitted pursuant to the terms of this lease.

          2.03. If any governmental license or permit (other than a Certificate of Occupancy for the Building) shall be required for the proper and lawful conduct of Tenant's business in the Premises or any part thereof, Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit the same to Landlord for inspection within thirty
(30) days after Landlord's request therefor. Tenant shall at all times comply in all material respects with the terms and conditions of each such license or permit. Additionally, should Alterations or Tenant's use of the Premises for other than executive and general offices or retail use require any modification or amendment of any Certificate of Occupancy for the Building, Tenant shall, at its expense, take all commercially reasonable actions necessary to procure any such modification or amendment, provided that such action shall not subject Landlord or any of its principals to any civil or criminal liability therefor (except to the extent that Tenant agrees to indemnify and hold harmless Landlord and/or its principals from any such civil liability), and shall reimburse Landlord (as Additional Charges) for all reasonable out-of-pocket costs and expenses Landlord incurs in effecting said modifications or amendments within thirty (30) days after demand therefor accompanied by reasonably satisfactory documentation of such costs and expenses. Landlord shall cooperate with Tenant in connection with Tenant's obtaining of any such governmental license or permit (including any permit required in connection with Tenant's Alterations) or any application by Tenant for any amendment or modification to the Certificate of Occupancy for the Building, and Landlord shall reasonably promptly execute and deliver any applications, reports or related documents as may be requested by Tenant in connection therewith, provided that Tenant shall reimburse Landlord (as Additional Charges) for the reasonable out-of-pocket costs and expenses incurred by Landlord in connection with such cooperation within thirty (30) days after demand therefor, accompanied by reasonably satisfactory documentation of such costs and expenses, and further provided that Tenant shall indemnify and hold harmless Landlord from and against any claims arising in connection with such cooperation, other than any such claims arising from any incorrect information provided by Landlord in connection therewith or any conditions at or in the Building which are Landlord's responsibility hereunder. The foregoing provisions are not intended to be deemed Landlord's consent to any use of the Premises not otherwise permitted hereunder nor to require Landlord to effect such modifications or amendments of any Certificate of Occupancy (without limiting Landlord's obligations to cooperate with Tenant in connection with any such modifications or amendments as hereinabove set forth).

Notwithstanding anything to the contrary contained herein, Tenant shall not at any time use or occupy the Premises or suffer or permit anyone to use or occupy the Premises, or do anything in the Premises, or suffer or permit anything to be done in, brought into or kept on the Premises, which shall (a) violate the Certificate of Occupancy for the Building; (b) cause injury to the Building or any equipment, facilities or systems therein; or (c) constitute a violation of any Legal Requirements.

          2.04. Notwithstanding anything to the contrary contained in this lease, neither Landlord nor Tenant shall lease or sublease any space in the Building (including the Premises) to, or otherwise permit the use of any portion of the space in or on the Real Property or the Building by any tenants or occupants who would use the space for any of the following uses: (i) offices of any governmental agency or quasi-governmental agency, including with respect to any foreign government or the United Nations, an embassy or consulate office, or any agency or department of the foregoing; (ii) medical, dental or other therapeutic or diagnostic services as opposed to medical or health facilities referred to in Section 2.02(a)(viii) which are ancillary and incidental to Tenant's primary use of the Premises, (iii) abortion clinics;
(iv) manufacture, distribution or sale of pornography; (v) dry cleaning plants (as opposed to dry cleaning and laundry stores which do not perform, on site, dry cleaning services); (vi) establishments whose primary sales on their premises are alcoholic beverages; (vii) foreign governments and any entity that is entitled to sovereign immunity; (viii) military recruitment office;
(ix) retail use on any Office Floor with off-street public traffic; (x) residential purposes, (xi) school or classroom (but not training and classroom facilities that are ancillary to the use of the Premises for the uses permitted hereunder); (xii) manufacturing, and (xiii) any use that would violate any Legal Requirement or the Certificate of Occupancy for the Building or that is illegal. Each of the uses which are precluded by this Section 2.04 are herein called a "Prohibited Use". Notwithstanding any of the foregoing, in no event shall any use of the Premises existing as of the date hereof by any Citibank Tenant or permitted under any Current Occupancy Agreement (so long as any such Currency Occupancy Agreement is in effect, including any amendment, modification or renewal thereof) constitute a Prohibited Use with respect to the portion of the Premises so used unless such use is illegal. Any dispute between Landlord and Tenant as to whether or not a proposed use constitutes a Prohibited Use shall be resolved by arbitration in accordance with the provisions of Article 37.


                                  ARTICLE 3

                         Taxes and Operating Expenses
                         ----------------------------

          3.01. The terms defined below shall for the purposes of this lease have the meanings herein specified:

                (a) "Landlord Compliance Capital Item" shall mean any repair or alteration which should be capitalized in accordance with generally accepted accounting principles, consistently applied (herein called "GAAP") which is required to comply with any Legal Requirement in respect of the Premises or the use and occupation thereof, and which is not included within the definition of Tenant Compliance Capital Item. Notwithstanding anything to the contrary contained in this lease: (i) in all instances in this lease where an item is required to be amortized in accordance with GAAP, it is agreed that such item shall be amortized over its useful life (which useful life shall be determined in accordance with GAAP if and to the extent that GAAP provides a basis for determining such useful life), without reference to any provision of GAAP or otherwise permitting the acceleration of any such amortization to a period of amortization less than the useful life of the item in question, (ii) the useful life of any such item shall be deemed to commence when such item has been installed and has been made operational, and (iii) any dispute between Landlord and Tenant over the useful life of an item shall be submitted to expedited arbitration in accordance with the provisions of Article 37.

                (b) "Landlord R&M Capital Item" shall mean any repair or replacement in respect of the Premises or the use and occupation thereof (other than any Tenant R&M Capital Item) which should be capitalized in accordance with GAAP and which is made at any time following the second (2nd) anniversary of the Commencement Date.

                (c) "Landlord Reimbursement Amounts" shall mean the amounts of any Landlord Reimbursement Items.

                (d) "Landlord Reimbursement Items" shall mean, collectively, Reimbursement Operating Expenses, Reimbursement Taxes, Tenant-Funded Residual Cap Ex Amounts (to the extent not received by or on behalf of Tenant for such purpose from casualty insurance or condemnation proceeds) and any other items that are designated as Landlord Reimbursement Items in any other provision of this lease.

                (e) "Net Taxes Additional Charges" shall mean the aggregate of Tax Payments less Reimbursement Taxes.

                (f) "Operating Expenses" shall mean all amounts paid by Tenant in connection with the repair, replacement, maintenance, operation, and/or the security of the Real Property, except to the extent that such costs constitute Taxes.

                (g) "Real Property" shall mean, collectively, the Building and all fixtures, facilities, machinery and equipment used in the operation thereof, including, but not limited to, all cables, fans, pumps, boilers, heating and cooling equipment, wiring and electrical fixtures and metering, control and distribution equipment, component parts of the HVAC, electrical, plumbing, elevator and any life or property protection systems (including, without limitation, sprinkler systems), window washing equipment and snow removal equipment), the Land, any property beneath the Land, the curbs, sidewalks and plazas on and/or immediately adjoining the Land, and all easements, air rights, development rights and other appurtenances benefiting the Building or the Land or both the Land and the Building, including, without limitation, that certain (i) Subway Agreement dated as of July 8, 1986 by and among Tenant, Perennially Green, Inc. and The New York City Transit Authority acting for itself and on behalf of The City of New York, as amended and assigned through the date hereof and as may be hereinafter further amended (the "Subway Agreement"), (ii) Revocable Consent Agreement dated November 6, 1996, as amended, given by The City of New York Department of Transportation and accepted by Tenant, and (iii) Agreement dated ____, 1990 between Tenant and The City of New York, as modified by that certain Revocable Consent Agreement dated _____, 2000 (the agreements set forth in items (i)-(iii) are herein collectively called the "Existing Agreements").

                (h) "Reassessment Event" shall mean only the following events:
(A) a voluntary or involuntary sale, exchange, partition (e.g., condominium conversion, it being understood and agreed the foregoing is not intended to permit Landlord to do so) or other transfer of an equity interest in the Land and/or Building or a lease or sublease of the entire Land and/or Building (or a material portion of the entire Land and/or the Building) to a party not intending to use the space so leased for its own occupancy or the occupancy of its Affiliates (herein called a "Non-Occupancy Lease"), or an option or agreement to do any of the foregoing, or (B) the voluntary or involuntary sale, exchange, or transfer (whether in a single transaction or a series of related transactions) of any direct or indirect beneficial interest in the entity constituting Landlord or the lessee under any Non-Occupancy Lease or an option or agreement to do any of the foregoing, or (C) the financing and/or refinancing of any indebtedness (whether in a single transaction or a series of related transactions) which financing or refinancing is secured or collateralized (in whole or in part) by a mortgage or other lien or security interest upon the Land and/or Building or any Non-Occupancy Lease.

                (i) "Reimbursement Operating Expenses" shall mean that portion, if any, of the Operating Expenses paid by Tenant pursuant to the terms hereof which represents:

          (1) with respect to any Landlord Compliance Capital Item or Landlord R&M Capital Item which has a useful life determined in accordance with GAAP that extends beyond the Expiration Date or if Tenant has exercised the Surrender Option, has a useful life determined in accordance with GAAP that extends beyond the Surrender Date (herein collectively called an "Extended Landlord Capital Item"), that portion of the cost of any such Extended Landlord Capital Item that is allocable to the portion of its useful life occurring after the Expiration Date or the Surrender Date, as the case may be, amortized on a straight-line basis in accordance with GAAP; provided, however, that

                      (i) with respect to any Extended Landlord Capital Item performed during the initial term of this lease, if Tenant has exercised the Surrender Option, then the portion of the cost of any such Extended Landlord Capital Item that relates to the portion of its useful life occurring after the Surrender Date that is allocable to the Surrender Space will constitute Reimbursement Operating Expenses; and

                      (ii) with respect to any Extended Landlord Capital Item performed during the initial term of this lease or during any Extension Term, if Tenant has exercised an Extension Option with respect to less than the entire Premises, then the portion of the cost of any such Extended Landlord Capital Item that relates to the portion of its useful life occurring after the Expiration Date that is allocable to the portion of the Premises with respect to which Tenant has not exercised the Extension Option will constitute Reimbursement Operating Expenses, and

                      (iii) with respect to any Extended Landlord Capital Item performed during the initial term or any of the Extension Terms where there remain no further Extension Terms, or Tenant has not exercised an option for the forthcoming Extension Term, then the portion of the cost of such Extended Landlord Capital Item that relates to the portion of its useful life occurring after the Expiration Date will constitute Reimbursement Operating Expenses.

                                    To illustrate and without limitation:

                                       if Tenant shall have exercised the
                                       Surrender Option with respect to 20% of
                                       the Premises and on the first day of
                                       the year immediately preceding the
                                       Surrender Date Tenant pays $10,000 to
                                       replace a component of the Building's
                                       base building air conditioning system
                                       which constitutes a Landlord Compliance
                                       Capital Item or a Landlord R&M Capital
                                       Item and has a useful life of ten (10)
                                       years, the sum of $1,800 will
                                       constitute Reimbursement Operating
                                       Expenses as it relates to the Surrender
                                       Space, representing 20% of the $9,000
                                       portion of such cost attributable to
                                       the period following the Surrender
                                       Date;

                                       if Tenant shall have exercised the
                                       First Five Year Option with respect to
                                       50% of the Premises and on the first
                                       day of the last year of the initial
                                       term of this lease, Tenant pays $10,000
                                       to replace a component of the
                                       Building's base building air
                                       conditioning system which constitutes a
                                       Landlord Compliance Capital Item or a
                                       Landlord R&M Capital Item and has a
                                       useful life of ten (10) years, the sum
                                       of $4,500 will constitute Reimbursement
                                       Operating Expenses, representing 50% of
                                       the $9,000 portion of such cost
                                       attributable to the period following
                                       the expiration of the initial term of
                                       the lease; and

                                       if with two (2) years remaining in the
                                       Fifth Extension Term, Tenant pays
                                       $10,000 to replace a component of the
                                       Building's base building air
                                       conditioning system which constitutes a
                                       Landlord Compliance Capital Item or a
                                       Landlord R&M Capital Item and has a
                                       useful life of ten (10) years, the sum
                                       of $8,000 will constitute Reimbursement
                                       Operating Expenses.

          (2) with respect to items other than Extended Landlord Capital Items which are prepaid for a term which extends beyond the Expiration Date or the Surrender Date, as the case may be, (herein called "Non-Capital Extended Landlord Items"), such as an annual contract to clean snow and ice from in front of the Building paid in advance, that portion of the cost of any such Non-Capital Extended Landlord Item that is allocable to the period occurring after the Expiration Date or in the case of any Surrender Space, the Surrender Date, as the case may be (e.g., if Tenant pays $12,000 with respect to such an annual contract that covers the last five (5) months of the term of this lease and the seven (7) months following thereafter, the sum of $7,000 will constitute Reimbursement Operating Expenses);

          (3) amounts paid by Tenant which are thereafter reimbursed or credited to Landlord, whether by insurance or casualty or condemnation proceeds, warrantees or otherwise, together with interest thereon to the extent received by Landlord (except to the extent, but only to the extent, that Tenant is an indirect beneficiary of such reimbursement or credit); and

          (4) expenses paid by Tenant and reimbursed directly to Landlord by third parties.

                (j) "Reimbursement Taxes" shall mean any taxes that are payable by Landlord and are paid by Tenant on behalf of Landlord pursuant to this lease which are excluded from the definition of Taxes or which are allocable to the period occurring after the Expiration Date or in the case of any Surrender Space, allocable to the period occurring after the Surrender Date.

                (k) "Taxes" shall mean (i) the real estate taxes, vault taxes, assessments and special assessments, and business improvement district or similar charges levied, assessed or imposed upon or with respect to the Real Property by any federal, state, municipal or other governments or governmental bodies or authorities (after giving effect to any tax credits, exemptions and abatements) and (ii) all taxes assessed or imposed with respect to the rentals payable hereunder other than general income and gross receipts taxes. If at any time during the term of this lease the methods of taxation prevailing on the date hereof shall be altered so that in lieu of, or as an addition to or as a substitute for, the whole or any part of such real estate taxes, assessments and special assessments now imposed on real estate, there shall be levied, assessed or imposed upon or with respect to the Real Property (A) a tax, assessment, levy, imposition, license fee or charge wholly or partially as a capital levy or otherwise on the rents received therefrom, or (B) any other such additional or substitute tax, assessment, levy, imposition, fee or charge, then all such taxes, assessments, levies, impositions, fees or charges or the part thereof so measured or based shall be deemed to be included within the term "Taxes" for the purposes hereof; provided, however, that any such taxes, assessments, levies, impositions, fees or charges which are "in addition to" (as opposed to "in lieu of" or "as a substitute for") taxes otherwise includable in this definition of Taxes shall only be deemed Taxes if such amounts, from and after the time of their imposition, shall generally be treated as Taxes in other leases entered into by Landlord and by landlords of Comparable Buildings with tenants leasing in excess of 200,000 rentable square feet. Any dispute between Landlord and Tenant as to whether any taxes, assessments, levies, impositions, fees or charges should be included in Taxes as amounts which are includable on the basis that they are "in addition to" Taxes in accordance with the proviso at the end of the immediately preceding sentence shall be determined by expedited arbitration in accordance with the provisions of Article 37. Notwithstanding anything to the contrary contained herein, the term "Taxes" shall exclude any taxes imposed in connection with a transfer of the Real Property or any refinancing thereof, and shall further exclude any net income, franchise or "value added" tax, inheritance tax or estate tax imposed or constituting a lien upon Landlord or all or any part of the Building or the Land, except to the extent, but only to the extent, that any of the foregoing are hereafter assessed against owners or lessors of real property in their capacity as such (as opposed to any such taxes which are of general applicability) in lieu of, or as a substitute for, the whole or any part of such real estate taxes, assessments and special assessments now imposed on real estate. Notwithstanding anything to the contrary contained in this lease, if an assessed valuation of the Land or Building shall include an assessed valuation amount allocable to (x) an addition of new space in the Building (without suggesting that Landlord shall have the right to add new space to the Building without Tenant's written consent, which consent Tenant shall have the right to withhold in its sole discretion), or (x) to an addition of an amenity in the Building which is not available for the use or benefit of Tenant (without suggesting that Landlord shall have the right to add any such amenity to the Building without Tenant's written consent, which consent Tenant shall have the right to withhold in its sole discretion), or
(z) a Reassessment Event, then in any such case which occurs after the date of this lease, then the computation of Taxes shall not include any amount which would otherwise constitute Taxes payable by reason of the addition of such new space or amenity or Reassessment Event, as the case may be.

                (l) "Tax Year" shall mean each period of twelve (12) months, commencing on the first day of July of each such period, in which occurs any part of the term of this lease, or such other period of twelve (12) months occurring during the term of this lease as hereafter may be duly adopted as the fiscal year for real estate tax purposes of the City of New York.

                (m) "Tenant Compliance Capital Item" shall mean any repair, replacement or alteration which should be capitalized in accordance with GAAP and which is required to comply with any Legal Requirement in respect of the Premises arising from (a) Tenant's particular manner of use of the Premises (other than arising out of the mere use of the Premises as executive and general offices or retail purposes or which are of a building wide application), (b) the particular manner of conduct of Tenant's business or operation of its installations, equipment or other property therein (other than arising out of the mere use of the Premises as executive and general offices or retail purposes or which are of a building wide application), (c) any cause or condition created by or at the instance of Tenant (other than the mere use of the Premises as executive and general offices or retail purposes or which are of a building wide application), (d) the breach of any of Tenant's obligations hereunder, or (e) the negligence of Tenant or any of its agents (provided and to the extent applicable that

Landlord has purchased the insurance required to be carried by Landlord pursuant to Article 9 and the insurance carrier fails or refuses to provide coverage with respect to such negligence, and provided further that Landlord shall file a claim with its insurance carrier for the cost of any such repair, replacement or alteration, diligently prosecute such claim and pay over to Tenant any amounts recovered from such insurance carrier in connection therewith, not to exceed the amounts actually paid by Tenant with respect to such repair, replacement or alteration); it being understood and agreed that unless the need for same arises out of one or more of the causes set forth in clauses (a) through (e) of above, the term "Tenant Compliance Capital Item" shall not include (w) structural repairs or alterations in or to the Premises (other than Leasehold Improvements), (x) repairs or alterations to the vertical portions of Building Systems or facilities serving the Premises or to any portions of Building Systems (but shall include repairs to horizontal extensions of, or Alterations to, such Building Systems or facilities that do serve the Premises, such as electrical or HVAC distribution within Office Floors), or (y) repairs or alterations to the exterior walls or the windows of the Building or the portions of any window sills outside such windows, in any such case which should be capitalized in accordance with GAAP and which are required to comply with any Legal Requirement.

                (n) "Tenant-Funded Residual Cap Ex Amounts" shall mean those portions, if any, of the cost of any Landlord Compliance Capital Item or Landlord R&M Capital Item paid for by Tenant as Operating Expenses and not otherwise included in Reimbursement Operating Expenses, which is allocable to the useful life of such Landlord Compliance Capital Item or Landlord R&M Capital Item occurring after (i) the early termination of this lease (subject to the provisions of Section 3.05(b)) or (ii) the non-occurrence of the Extension Term after Tenant shall have exercised an Extension Option with respect thereto, in any of the cases described above for any reason whatsoever.

                (o) "Tenant R&M Capital Item" shall mean any repair or replacement in and to the Premises which should be capitalized in accordance with GAAP arising from (a) the performance, existence or removal of Leasehold Improvements, (b) the installation, use or operation of Tenant's Property, (c) the moving of Tenant's Property in or out of the Building, (d) the act, omission (where an affirmative duty to act exists), misuse or neglect of Tenant or any of its subtenants or its or their employees, agents, contractors or invitees (provided and to the extent that Landlord has purchased the insurance required to be carried by Landlord pursuant to Article 9 and the insurance carrier fails or refuses to provide coverage with respect to such act, omission, misuse or neglect, and provided further that Landlord shall file a claim with its insurance carrier for the cost of any such repair or replacement, diligently prosecute such claim and pay over to Tenant any amounts recovered from such insurance carrier in connection therewith, not to exceed the amounts actually paid by Tenant with respect to such repair or replacement), (e) Tenant's particular manner of use of the Premises (other than arising out of the mere use of the Premises as executive and general offices or retail purpose) or (f) design flaws in any of Tenant's plans and specifications for Leasehold Improvements.

Tenant R&M Capital Item shall not include (i) repairs to or replacements of any structural elements of the Building which should be capitalized in accordance with GAAP, (ii) repairs to or replacements of the vertical portions of Building Systems or facilities serving the Premises which should be capitalized in accordance with GAAP (i.e., excluding repairs to or replacements of horizontal extensions of or Alterations to such Building Systems or facilities, such as electrical or HVAC distribution within an Office Floor) or (iii) repairs to or replacements of the exterior walls or the windows of the Building, or the portions of any window sills outside such windows, in any case except to the extent, but only to the extent, the need for such repairs or replacements arises out of one or more of the causes set forth in clauses (a) through (f) above. Furthermore, Tenant R&M Capital Item shall not include any item of repair or replacement the need for which arises from Landlord's negligence or willful misconduct (provided that Tenant has purchased the insurance required to be carried by Tenant pursuant to Article 9 and the insurance carrier fails or refuses to provide coverage with respect to such negligence, and provided further that Tenant shall file a claim with its insurance carrier for the cost of any such repair or replacement, diligently prosecute such claim and pay over to Landlord any amounts recovered from such insurance carrier in connection therewith, not to exceed the amounts actually paid by Landlord with respect to such repair, replacement or alteration), and the entire cost of any such item shall constitute a Landlord Reimbursement Item except to the extent that Tenant is paid any insurance proceeds in connection therewith.

          3.02. (a) Tenant shall pay directly to the City of New York or other applicable taxing authority, as Additional Charges, an amount (herein called the "Tax Payment") equal to one hundred percent (100%) of the Taxes payable for each Tax Year or part thereof which shall occur during the term of this lease. Subject to Section 3.02(c), the Tax Payments shall be made as and when they are due and payable without penalty (but with interest to the extent permissible) to the City of New York and Tenant shall contemporaneously provide Landlord with evidence of such payment; provided, however, Tenant may pay Taxes in installments (together with interest on any deferred payments) if permitted by the applicable authorities.

                (b) If Landlord or Tenant shall receive any refund or credit with respect to any Tax Payment made by Tenant, the entire amount of such refund or credit shall be payable to Tenant, except to the extent, but only to the extent, if any, that such refund or credit is with respect to Reimbursement Taxes which have been paid to Tenant.

                (c) (i) Subject to compliance with the requirements of Section 3.02(c)(ii), Tenant shall have the exclusive right to seek reductions in the real estate taxes and/or the assessed valuation of the Real Property and prosecute any action or proceeding in connection therewith by appropriate proceedings diligently conducted in good faith, in accordance with the Charter and Administrative Code of New York City. Notwithstanding the foregoing, during the last two (2) years of the term of this lease (taking into account any Extension Option exercised by Tenant) Tenant shall exercise such right with respect to said last two (2) years (herein called a "Required Cert Proceeding"); provided, however, that Tenant shall not be required to do so for any such year if Tenant obtains and provides to Landlord with respect to such year a letter from a recognized certiorari attorney or consultant that, in such person's opinion, it would not be advisable or productive to bring any such application or proceeding (without taking into account any considerations with respect to any other properties owned by Tenant or any affiliate of Tenant in the City of New York). In connection with any Required Cert Proceeding, Landlord shall have the right to attend all meetings between Tenant and Tenant's certiorari attorney and/or consultant, and Tenant shall act reasonably in accepting Landlord's recommendations in connection with any such Required Cert Proceeding. If Tenant elects to exercise such rights (or if Tenant is required to exercise such rights pursuant to the foregoing provisions of this Section), Landlord will offer no objection and, at the request of Tenant, will cooperate in all reasonable respects with Tenant in effecting any such reduction, abatement or refund. Landlord shall not be required to join in any proceedings referred to in this Section unless the provisions of any law, rule or regulation at the time in effect shall require that such proceedings be brought by and/or in the name of Landlord or any owner of the Real Property, in which event Landlord shall join in such proceedings or permit the same to be brought in its name, subject to the following: (1) Landlord's sole obligation in that regard shall be to execute documents, and undertake other ministerial acts, which must be executed by Landlord or any owner of the Real Property (and Landlord shall never be obligated to execute any such documents unless the information set forth therein is accurate in all material respects and such documents are otherwise in form reasonably acceptable to it); (2) any document submitted by Tenant to Landlord shall be deemed accompanied by Tenant's certification that the information set forth in such document is accurate in all respects; and (3) Tenant shall indemnify, defend and save Landlord free and harmless from and against any claims, liabilities, costs and expenses (including, without limitation, reasonable counsel fees) incurred in connection with, or otherwise resulting from such proceedings (including, without limitation, those incurred in connection with, or otherwise resulting from, Landlord's execution of any such documents or Landlord's taking of any such ministerial acts).

                      (ii) Tenant shall have the right to contest, at its sole cost and expense, the amount or validity, in whole or in part, of any Taxes by appropriate proceedings diligently conducted in good faith, if, and only as long as:

                            (A) Neither the Real Property nor any part thereof, could be, by reason of such postponement or deferment, in danger of being forfeited and Landlord is not in danger of being subjected to criminal liability or penalty or civil liability or penalty by reason of nonpayment thereof, and

                            (B) Tenant shall have timely paid the Taxes in full prior to such challenge; provided, however, that to the extent Legal

          Requirements permit Tenant to challenge any real estate taxes prior to the payment of the same, then Tenant may so challenge such Taxes prior to the payment thereof.

          3.03. (a) Subject to the applicable terms and conditions of this lease, Tenant shall (or shall cause its managing agent to), at its sole cost and expense (but subject to Landlord's obligations under this Article 3), manage and operate the Real Property, pay all Operating Expenses, and, in accordance with the First-Class Landlord Standard and the maintenance program attached hereto as Exhibit C, maintain the Real Property and make repairs and replacements thereto (including, without limitation, any such repairs or replacements that constitute Landlord Compliance Capital Items or Landlord R&M Capital Items, but subject to reimbursement of all or a portion of the cost thereof in accordance with the provisions of this Article 3). Subject to the applicable terms and conditions of this lease, Tenant shall also, at its sole cost and expense (but subject to Landlord's obligations under this Article 3), provide such services to the Premises as may be required by Tenant and any persons claiming by, through or under Tenant. Tenant shall pay directly to the applicable vendors, as and when same become due and payable without penalty, the Operating Expenses incurred by Tenant in complying with its obligations under this Section 3.03(a).

                (b) To the extent requested by Landlord, Tenant will schedule meetings with Landlord at the Building (but not more frequently than once per month) in which Tenant (and/or Tenant's managing agent) will advise Landlord as to matters related to the management, operation and maintenance of the Building. Furthermore, Landlord and persons authorized by Landlord shall have the right, at scheduled times to be mutually agreed to by Tenant and Landlord (but not more frequently than once per month) or in the case of an emergency, to enter and/or pass through the Premises to inspect the Premises provided Landlord shall use reasonable efforts to minimize any interference with Tenant's business operations and shall be accompanied by a designated representative of Tenant if Tenant shall have made such representative available. Notwithstanding the foregoing, Landlord acknowledges that Tenant may, from time to time, have certain security or confidentiality requirements such that portions of the Premises shall be locked and/or inaccessible to persons unauthorized by Tenant and such areas will not be made available to Landlord except in the case of an emergency. The provisions of this Section 3.03(b) shall not restrict Landlord's right to access the Premises in accordance with Section 16.01 and Section 16.02.

                (c) Tenant shall not place or install (or permit to be placed or installed) any plaque or signage of any kind at the Real Property that identifies the managing agent for the Real Property.

                (d) In connection with the anticipated expiration of the current management contract for the Building in calendar year 2006, if Tenant request proposals from unaffiliated third parties respecting the management of the Building (whether by itself or as part of a portfolio of properties), Tenant shall invite Landlord to participate in the bid process but shall have no obligation whatsoever to select Landlord.

                (e) Tenant hereby covenants that all service, supply, management, leasing, franchise, maintenance, security, and all other agreements or contracts (including any amendment, modification, or amendment and restatement of any of the foregoing) entered into in connection with the use, operation, management, leasing, maintenance, and repair of the Real Property (but excluding any contract or agreement that would solely relate to Tenant's premises if the Amended and Restated Lease was in effect) and in effect during the year immediately preceding the day following the Surrender Date, shall be terminable by Tenant on no more than thirty (30) days prior notice.

          3.04. (a) Except in the case of an emergency, or as otherwise may be required by Legal Requirements, Tenant, before proceeding with any repair, alteration or improvement which Tenant intends to treat as an Extended Landlord Capital Item, shall give a notice to Landlord (herein called an "Extended Landlord Capital Item Notice"), setting forth (i) an explanation of the facts which lead Tenant to determine that a first-class owner of a Comparable Building would perform such Extended Landlord Capital Item at such time (herein called the "First-Class Landlord Standard"), (ii) the estimated cost of such Extended Landlord Capital Item (herein called the ("Extended Item Cost"), and (iii) Tenant's determination of the useful life of such Extended Landlord Capital Item (herein called the "Useful Life Estimate"). If Tenant proceeds to perform an Extended Landlord Capital Item on an emergency basis or as otherwise set forth above, Tenant shall promptly give an Extended Landlord Capital Item Notice in connection therewith. Landlord shall have the right, which may be exercised within ten (10) Business Days following the giving of an Extended Landlord Capital Item Notice, to give a notice to Tenant (herein called an "Extended Item Dispute Notice"), disputing (i) that the First-Class Landlord Standard has been met, (ii) the Extended Item Cost and/or (iii) the Useful Life Estimate. In the event that Landlord fails to give an Extended Item Dispute Notice within such ten (10) Business Day period, Tenant shall have the right to give a second notice to Landlord, which notice shall state that if Landlord fails to give an Extended Item Dispute Notice within five (5) Business Days after the giving of such second notice to Tenant, time being of the essence with respect to the giving of the Extended Item Dispute Notice, then Landlord shall be deemed to have waived its right to dispute the three items set forth in the Extended Landlord Capital Item Notice. In the event that Landlord fails to give an Extended Item Dispute Notice within such five
(5) Business Day period, or in the event that Landlord gives a timely Extended Item Dispute Notice which fails to dispute one or more of the three items set forth in the Extended Landlord Capital Item Notice, Landlord shall be deemed to have waived its right to dispute either all of such items or the items which Landlord failed to dispute in its Extended Item Dispute Notice, as the case may be. If Tenant shall in good faith competitively bid the Extended Landlord Capital Item to at least three (3) independent non-affiliated bidders (but Tenant shall have no obligation hereunder to bid such work) and include all such bids with the Extended Landlord Capital Item Notice, the next-to-lowest bid obtained shall be deemed to be reasonably prudent and economical (provided however that, subject to Landlord's dispute rights set forth herein, it shall not be construed that a bid that is higher than such next-to-lowest bid is automatically deemed not to be reasonably prudent or economical). Tenant shall have the right, subject to the provisions of Article 11 and the provisions of this Section 3.04 setting forth Landlord's dispute rights, to proceed with the performance of an Extended Landlord Capital Item notwithstanding that Landlord may have given an Extended Item Dispute Notice and the dispute set forth therein has not been resolved, or prior to the expiration of the time period in which Landlord has the right to give an Extended Item Dispute Notice.

                (b) If Landlord gives a timely Extended Item Dispute Notice and the parties are unable to resolve the dispute within five (5) Business Days after the giving of the Extended Item Dispute Notice, either party, at any time thereafter, may submit the dispute to a binding, expedited arbitration in accordance with the provisions of Article 37. If an arbitrator appointed in accordance with Article 37 determines that Tenant failed to meet the First-Class Landlord Standard and that the repair, improvement or alteration in question was unnecessary, then the repair, improvement or alteration in question shall not be treated as an Extended Landlord Capital Item, and Landlord shall not be required to reimburse Tenant for any portion of the cost of such repair, improvement or alteration. If an arbitrator appointed in accordance with Article 37 determines that Tenant failed to meet the First-Class Landlord Standard, but that a less expensive repair, improvement or alteration would have been made by a first-class owner of a Comparable Building, then such arbitrator shall set an Extended Item Cost and Useful Life Estimate to be used by the parties to calculate the appropriate amount of Reimbursement Operating Expenses in connection therewith. If an arbitrator appointed in accordance with Article 37 determines that Tenant succeeded in meeting the First-Class Landlord Standard, but disagrees with the Extended Item Cost and/or the Useful Life Estimate contained in the Extended Landlord Capital Item Notice, then such arbitrator shall set an Extended Item Cost and/or Useful Life Estimate to be used by the parties to calculate the appropriate amount of Reimbursement Operating Expenses in connection therewith.

                (c) With respect to any repair, alteration or improvement performed by Tenant which is treated as an Extended Landlord Capital Item, Tenant shall provide to Landlord, within a reasonable time after completion of such repair, alteration or improvement, (i) reasonable evidence of payment in full for such repair, alteration or improvement together with an amortization schedule for such item prepared in accordance with Section 3.01(i)(1), (ii) copies of any sign-offs required to be issued by the New York City Department of Buildings in connection therewith, (iii) lien waivers from the contractors who shall have performed such repair, alteration or improvement, and (iv) a certificate signed by Tenant's architect certifying as to the completion of same; provided however that Landlord's obligation to pay any Landlord Reimbursement Amounts payable by Landlord hereunder with respect to any such repair, alteration or improvement shall not be conditioned upon Landlord's receipt of any of the foregoing items.

          3.05. (a) At any time from and after the Expiration Date (or in the case Tenant exercises the Surrender Option, at any time following the Surrender Date with respect to the portion of Landlord Reimbursement Amounts that are allocable to the Surrender Space, or in the case Tenant exercises an Extension Option for less than the entire Premises, at any time following the commencement date of the applicable Extension Term with respect to the portion of Landlord Reimbursement Amounts that are allocable to the portion of the Premises that was not extended), Tenant shall have the right to issue invoices to Landlord for Landlord Reimbursement Amounts (each, a "Landlord Reimbursement Notice"). Subject to the provisions of Section 3.04 and this
Section 3.05, Landlord shall pay to Tenant the Landlord Reimbursement Amounts shown on any Landlord Reimbursement Notice within twenty (20) days after the giving of such Landlord Reimbursement Notice. Subject to the provisions of
Section 3.04 and this Section 3.05, in the event that Landlord fails to pay any Landlord Reimbursement Amounts within such twenty (20) day period, such Landlord Reimbursement Amounts shall bear interest at the Interest Rate from the date on which the Landlord Reimbursement Notice is deemed given in accordance with the provisions of Article 29.

                (b) In the event that this lease shall be terminated under the provisions of Article 22, or in the event that Landlord shall reenter the Premises under the provisions of Article 23, or in the event of the termination of this lease, or of reentry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, any Landlord Reimbursement Amounts that are then or shall thereafter become due and payable to Tenant hereunder shall be applied as a credit against any sums, including, without limitation, damages, due Landlord hereunder (but only to the extent that Landlord otherwise recovers the full measure of the damages to which it is entitled under this lease).

                (c) Landlord shall have the right, upon reasonable prior notice to Tenant, which may be given by Landlord within ninety (90) days following the giving of a Landlord Reimbursement Notice (such notice being herein called the "Audit Notice"; and such period being herein called the "Audit Period"), to have Landlord's designated Audit Representative (as designated in such Audit Notice) examine Tenant's books and records (collectively "Records") with respect to the Landlord Reimbursement Item set forth in such Landlord Reimbursement Notice (provided that any such audit shall be completed within the Audit Period) at a location designated by Tenant, and, within ten (10) Business Days after completion of such audit (herein called the "Dispute Period"), to give a notice to Tenant (herein called a "Reimbursement Dispute Notice"), time being of the essence with respect to the giving of both the Audit Notice and the Reimbursement Dispute Notice, disputing (i) the appropriateness of any Landlord Reimbursement Item set forth in a Landlord Reimbursement Notice or (ii) the calculation of any Landlord Reimbursement Amount set forth in any Landlord Reimbursement

Notice; provided, that, in no event shall Landlord be entitled to dispute any matter relating to any Extended Landlord Capital Item that Landlord was entitled to dispute under Section 3.04 and which Landlord did not dispute, was deemed to have waived or was otherwise resolved in Tenant's favor. For example and without limitation, if Landlord failed to dispute an Extended Item Cost set forth in a Extended Landlord Capital Item Notice, Landlord shall only have the right to dispute that portion of such Extended Item Cost set forth in a Landlord Reimbursement Notice that exceeds the Extended Item Cost set forth in the Extended Landlord Capital Item Notice for the particular item in question. In making such examination, Landlord agrees, and shall cause its Audit Representative to agree, to keep confidential (A) any and all information contained in such Records and (B) the circumstances and details pertaining to such examination and any dispute or settlement between Landlord and Tenant arising out of such examination, except as may be required (1) by applicable Legal Requirements or (2) by a court of competent jurisdiction or arbitrator or in connection with any action or proceeding before a court of competent jurisdiction or arbitrator, or (3) to Landlord's attorneys, accountants and other professionals in connection with any dispute between Landlord and Tenant; and Landlord will confirm and cause its Audit Representative to confirm such agreement in a separate written agreement, if requested by Tenant. In the event that Landlord fails to give a timely Reimbursement Dispute Notice, or gives a timely Reimbursement Dispute Notice which fails to dispute one or more of the items set forth in the Landlord Reimbursement Notice, Landlord shall be deemed to have waived its right to dispute either all of such items or the items which Landlord failed to dispute in its Reimbursement Dispute Notice (the "Undisputed Items"), as the case may be, and notwithstanding the delivery by Landlord of a Reimbursement Dispute Notice, Landlord shall pay the Landlord Reimbursement Amounts with respect to any Undisputed Items within the period required by Section 3.05(a). If Landlord gives a timely Reimbursement Dispute Notice and the parties are unable to resolve the dispute within five (5) Business Days after the giving of the Reimbursement Dispute Notice, either party, at any time thereafter, may submit the dispute to a binding, expedited arbitration in accordance with the provisions of Article 37. For purposes hereof, the term "Audit Representative" shall mean either (x) a firm of Certified Public Accountants licensed to do business in the State of New York and having not less than ten (10) partners, principals or members, (y) an employee of Landlord or (z) a locally-recognized professional having not less than ten (10) years of expertise in reviewing and/or auditing operating expense statements of first-class office buildings in midtown Manhattan. The Audit Representative shall not be retained by Landlord on a contingency fee basis.

                (d) If and to the extent that (x) Landlord shall fail to pay any Landlord Reimbursement Amount within the Audit Period and Landlord shall not have given a timely Audit Notice in connection therewith, or (y) Landlord shall fail to pay any Landlord Reimbursement Amount within the Dispute Period and Landlord shall not have given a timely Reimbursement Dispute Notice in connection therewith, or (y) Tenant shall prevail in any arbitration with respect to any Landlord Reimbursement Amount and Landlord fails to pay such sum within twenty (20) days thereafter, then to the extent applicable, Tenant shall have the right to offset such Landlord Reimbursement Amount against the rent thereafter coming due under the Amended and Restated Lease, together with interest at the Interest Rate from the date of the Landlord Reimbursement Notice until the date such offset is taken.

                (e) In addition to any other right herein set forth Tenant shall have the right to pursue all rights and remedies available to it under this lease, at law or in equity arising of Landlord's failure to make such payments of Landlord Reimbursement Amounts on a timely basis.

          3.06. The obligations of Landlord and Tenant under this Article 3 shall survive the expiration or earlier termination of this lease as well as the restatement of this lease pursuant to the Amended and Restated Lease.

                                  ARTICLE 4

                               Surrender Option
                               ----------------

          4.01. Upon not less than fifteen (15) months prior written notice to Landlord (each herein called a "Surrender Notice") which may be given one or more times during the period commencing on September 20, 2009 up to and including September 30, 2011 (herein called the "Surrender Notice Period"), Tenant may elect to surrender portions of the Premises (each such portion of the Premises so surrendered is herein called "Surrender Space") consisting of two (2) or more full Office Floors on or above the 6th floor of the Building and containing not more than 280,326 rentable square feet in the aggregate, all of which shall consist of full Office Floors. For example and without limitation, Tenant may initially elect to surrender three full Office Floors containing 90,510 rentable square feet of the Premises, and thereafter send one or more Tranche 1 Surrender Notices during the Surrender Notice Period surrendering additional full Office Floors (but not less than two (2) full Office Floors in any Surrender Notice) comprising up to an additional 189,816 rentable square feet (i.e., the Surrender Space shall not exceed 280,326 rentable square feet in the aggregate, inclusive of any space surrendered under the Original Lease). Any Surrender Notice shall identify the Surrender Space and indicate the date on which such Surrender Space will be surrendered, which date(s) may be no earlier than December 20, 2010, no later than December 31, 2012 and must correspond with the last day of a month (any such date is herein called a "Surrender Date"). Any Surrender Space that is identified in a particular Surrender Notice must be contiguous but such space need not be contiguous with any Surrender Space identified in a subsequent Surrender Space Notice; provided, that, Tenant shall give consideration to keeping Surrender Space contiguous within all or any of the four elevator banks but shall have absolutely no obligation whatsoever to do so. Notwithstanding any of the foregoing, or anything to the contrary contained in the Amended and Restated Lease, if all or any portion of the Surrender Space or Building Systems which service the Surrender Space shall be partially or totally damaged or destroyed by fire or other casualty prior to the Surrender Date, then the Surrender Date with respect to any full floor portion of the Surrender Space so affected shall be postponed until such time as Tenant fully satisfies its restoration obligations with respect thereto in accordance with Section 19.02 and such affected portion of the Surrender Space is no longer untenantable (as such term is defined in Section 19.04.)

          4.02. In the event of the giving of any Surrender Notice and provided the Surrender Fee has been paid to Landlord in accordance with
Section 4.04, then, effective as of the Surrender Date:

                (a) this lease shall automatically, without further action or execution by the parties, be deemed to be restated and amended as of the Surrender Date, to reflect all of the terms and conditions set forth in the form of Restated and Amended Lease annexed hereto as Exhibit J (the "Amended and Restated Lease") modified only to complete, in accordance with the terms hereof, those items left blank by necessity on the Amended and Restated Lease, such as the description of the Premises, Tenant's Share and the amount of Fixed Rent. Upon the request of either party, Landlord and Tenant shall sign and deliver the Amended and Restated Lease annexed hereto, with the completion of items as aforesaid; provided, however, that without limiting the remedies available to either party for the other party's failure or refusal to so sign and deliver said Amended and Restated Lease, such failure by either party shall not in any way affect the aforesaid automatic restatement and amendment of this lease;

                (b) Tenant shall surrender the Surrender Space in the condition required under Section 21.01 together with all equipment, tools and supplies then currently used in the operation of the Real Property (as opposed to those used in the operation of Tenant's business at the Premises) as well as all lobby fixtures (but excluding any art work). Upon reasonable request by Landlord, Tenant shall execute and deliver to Landlord any instrument reasonably requested by Landlord to evidence the transfer of Tenant's right, title and interest in any such equipment, tools, supplies and fixtures (collectively, "ETS&F") to Landlord; it being understood and agreed that Tenant is not making any guarantees, representations or warranties with respect to the ETS&F and Landlord shall accept the ETS&F "as is" and with all faults and defects and without any liability to Tenant whatsoever with respect thereto. However, to the extent assignable and in Tenant's possession, on or prior to the Surrender Date, Tenant shall deliver to Landlord all third party guaranties, warranties and manuals relating to the ETS&F. Tenant shall be entitled to retain the use of any horizontal and vertical cabling, conduit and/or any mechanical and electrical equipment located in the common and/or non-rentable areas of the Building (or such other areas outside of the common and/or non-rentable areas of the Building so long as same do not adversely affect the use of the Surrender Space) which is used in operating the portion of the Premises not so surrendered; and

                (c) Tenant shall, at its sole cost and expense (but subject to its right to off-set the cost thereof against the Surrender Fee in accordance with Section 4.04), install separate submeters (i) on each Office Floor of the Building and any equipment that exclusively services any such Office Floor, and (ii) for each separately demised retail and licensed space in or on the Building and any equipment that exclusively services any such areas, so that consumption of electricity in the Building can be measured (i) on a floor by floor basis with respect to each Office Floor and (ii) separately for each separately demised retail and licensed space in or on the Building, all in substantial conformance with the methodology set forth in that certain Comprehensive Sub-Metering System Installation Proposal dated April 6, 2005 from MCE Metering Services, Inc. or such other reasonable system recommended by Landlord provided the cost to install and implement such system does not exceed $500,000 unless Landlord agrees to incur such excess cost and such system provides equal or better functionality at similar on-going operating costs (such work herein called the "Submetering Work", and the cost thereof is herein called the "Submetering Cost").

          4.03. Landlord and Tenant agree that, as of expiration of the term of this lease or as of the Surrender Date, as applicable, Landlord may either
(x) offer the same employment by Landlord (or by the property manager engaged by Landlord) to any or all employees set forth on Schedule 2 (as such list may be updated from time to time by Tenant so as to appropriately reflect the employees employed as of the end of the term of this lease or as of the Surrender Date, as the case may be) who are union employees under their then current employment contracts or agreements, including any collective bargaining agreements or (y) terminate the employment of any or all such employees at the Real Property; provided, that, Landlord shall give consideration to (but in no event be bound by) the recommendations of Tenant with respect to the retention of any such employees. Landlord acknowledges that, (i) if Landlord terminates any of such union employees or (ii) if Landlord terminates any of the cleaning contractor, building engineer or carpenter of the Building or requires those companies to reduce their employees at the Real Property from those listed on Schedule 2 and, as a result, any of the union employees engaged by such companies are terminated, then certain termination benefits may be payable with respect to such terminated employees. Landlord agrees that it shall be liable for the payment of all such termination benefits and hereby agrees to indemnify and hold harmless Tenant and any other Tenant Party from and against any loss, cost, damage, liability or expense (including, without limitations, reasonable attorneys' fees, court costs and disbursements) incurred by Tenant or any other Tenant Party arising from or by reason of Landlord's failure to pay such termination benefits as and when due and payable; provided, that, Tenant shall be responsible for the payment of termination benefits payable to any of such employees who provided services that solely benefited Tenant (as opposed to the Building or Real Property as a whole), and Tenant shall indemnify and hold Landlord harmless from and against any loss, cost, damage, liability or expense (including, without limitations, reasonable attorneys' fees, court costs and disbursements) incurred by Landlord arising from or by reason of Tenant's failure to pay such termination benefits as and when due and payable. Notwithstanding anything to the contrary contained in this Section 4.03, Landlord and Tenant agree that Tenant shall not have any liability hereunder with respect to the termination of employment of any employees who do not spend the predominance of their time providing services to the base building operations at the Real Property.

          4.04. As a condition to the effectiveness of the exercise of the Surrender Option and the termination of this lease as it relates to the Surrender Space as of the Surrender Date, Tenant shall pay to Landlord an amount equal to (1) the product of (x) the then annual Fixed Rent per rentable square foot attributable to the Surrender Space, and (y) the rentable square feet of the Surrender Space, less (2) the Submetering Cost (not to exceed $500,000.00) (such amount is herein called the "Surrender Fee"). One-half of the Surrender Fee (without taking into account the off-set of the Submetering
Cost) shall be payable by Tenant to Landlord upon the exercise of the Surrender Option and the other half (after taking into account the off-set of the Submetering Cost) upon the Surrender Date. To the extent the Submetering Cost is not fully applied against the Surrender Fee as of the Surrender Date (i.e., the Submetering Cost, subject to the $500,000.00 cap, exceeds the Surrender Fee, such excess herein called "Unapplied Submetering Cost"), the Unapplied Submetering Cost may be offset against the Surrender Fees payable under the Amended and Restated Lease with respect to all additional Tranche 1 Surrender Space and Tranche 2 Surrender Space (as such terms are defined in the Amended and Restated Lease). The Surrender Fee shall be accounted for by the parties and considered for all purposes as a fee for the termination of this lease as it relates to the Surrender Space and not as payment or consideration for the use or occupancy of the Premises. Landlord shall have the right to dispute the amount of Submetering Cost as being prudent (but not the scope of the Submetering Work set forth in Section 4.02(c)) and economical by submitting the matter to a binding, expedited arbitration in accordance with the provisions of Article 37. If Tenant shall in good faith competitively bid the Submetering Work to at least three (3) independent non-affiliated bidders (but Tenant shall have no obligation hereunder to bid such work), the next-to-lowest bid obtained shall be deemed to be reasonably prudent and economical (provided however that, subject to Landlord's dispute rights set forth herein, it shall not be construed that a bid that is higher than such next-to-lowest bid is automatically deemed not to be reasonably prudent or economical).

          4.05. The provisions of this Article 4 shall survive the termination of this lease and of any restatement of this lease into the Amended and Restated Lease.

                                  ARTICLE 5

                                 Subordination
                                 -------------

          5.01. Subject to the provisions of any Conforming SNDA between Tenant and any Superior Mortgagee, this lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to all mortgages which may now or hereafter affect the Premises, whether or not such mortgages shall also cover other lands and/or buildings and/or leases, to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements and extensions of such mortgages and spreaders and consolidations of such mortgages. Any mortgage to which this lease is, at the time referred to, subject and subordinate is herein called "Superior Mortgage" and the holder of a Superior Mortgage is herein called "Superior Mortgagee".

          5.02. Landlord hereby represents and warrants that there is no Superior Mortgage as of the date hereof.

          5.03. (a) Intentionally Omitted.

                (b) With respect to any and all future Superior Mortgages, the provisions of Section 5.01 shall be conditioned upon the execution and delivery by and between Tenant and any such Superior Mortgagee of a subordination, non-disturbance and attornment agreement substantially in the form of Exhibit D annexed hereto with respect to a Superior Mortgagee (herein called a "Superior Mortgagee SNDA Agreement") with such commercially reasonable modifications as such Superior Mortgagee shall require, provided that such modifications do not increase Tenant's monetary obligations as set forth in this lease or in Exhibit D, modify the term of this lease, or otherwise increase Tenant's obligations or liabilities or decrease or adversely affect Tenant's rights as set forth in this lease or in Exhibit D to more than a de minimis extent. Any dispute by Tenant that the form of the Superior Mortgagee SNDA Agreement utilized by the Superior Mortgagee does not meet the requirements set forth in this Section 5.03(b) shall be resolved by arbitration pursuant to Article 37.

          5.04. Tenant's interest in this lease, as this lease may be modified, amended, restated or supplemented, shall not be subject or subordinate to any other lease respecting all or any portion of the Real Property, including, without limitation, any ground leases.

                                  ARTICLE 6

                                Quiet Enjoyment
                                ---------------

          6.01. So long as Tenant is not in default hereunder beyond the expiration of any applicable notice and cure periods, Tenant shall peaceably and quietly have, hold and enjoy the Premises without hindrance, ejection or molestation by Landlord or any person lawfully claiming through or under Landlord, subject, nevertheless, to the provisions of this lease and to Superior Mortgages. This covenant shall be construed as a covenant running with the Land, and is not, nor shall it be construed as, a personal covenant of Landlord, except to the extent of Landlord's interest in the Real Property and only so long as such interest shall continue, and thereafter Landlord shall be relieved of all liability hereunder thereafter arising and this covenant shall be binding only upon subsequent successors in interest of Landlord's interest in this lease, to the extent of their respective interests, as and when they shall acquire the same, and so long as they shall retain such interest, but nothing contained herein shall be deemed to relieve Landlord of any liability of Landlord which has accrued or arisen through the date on which Landlord transfers its interest in the Premises to a third party.

                                  ARTICLE 7

                     Assignment, Subletting and Mortgaging
                     -------------------------------------

          7.01. Subject to the provisions of this Article 7, Tenant may (a) assign or otherwise transfer this lease or the term and estate hereby granted without Landlord's consent, provided that no assignee of this lease shall be a person that is entitled to sovereign immunity, and/or (b) for so long as a Citibank Tenant is the tenant under this lease (but not otherwise), mortgage, pledge, encumber or otherwise hypothecate this lease or the Premises or any part thereof in any manner whatsoever (including, without limitation, entering into any Leasehold Mortgage) without Landlord's consent and/or (c) sublet the Premises or any part thereof (including, without limitation, any portion of the roof) and allow the same to be used, occupied and/or utilized by anyone other than Tenant at any time and from time to time without Landlord's consent, provided and upon the condition that (i) this lease is in full force and effect, (ii) the sublease conforms with the provisions of Sections 7.06 and 7.07, (iii) no subtenant shall be a person that is entitled to sovereign immunity and (iv) no sublease shall be for a Prohibited Use. A list of subleases and other third party agreements that encumber the Real Property as of the date hereof is attached hereto as Schedule 3 (herein called "Current Occupancy Agreements"). Landlord acknowledges that Tenant is entitled to all revenue generated from the Current Occupancy Agreements as well as from any other subleases, licenses, assignments or other agreements entered into by Tenant during the term of this lease with respect to all or any portion of the Real Property and Tenant acknowledges that it is responsible for all obligations of the lessor under the Current Occupancy Agreements, whether arising before or after the date of this lease. Anything contained in this
Article 7 to the contrary notwithstanding, in no event shall Tenant or any subtenant (of any tier) of Tenant market all or any portion of the Office Floors to third parties for sublease, nor enter into any third-party sublease of all or any portion of an Office Floor for the twelve (12) month period commencing immediately after (a) the date on which the Surrender Notice was given and/or (b) the date on which an Extension Election Notice with respect to the Option Two Extension Premises or the Option Three Extension Premises was given; it being understood and agreed that the foregoing shall not apply to any subleases to Affiliates of Tenant or with respect to any of the Current Occupancy Agreements.

          7.02. For purposes of this lease, the following terms shall have the following meanings:

          "Affiliate" shall mean, with respect to any person or entity, any other person or entity which, directly or indirectly, controls, is controlled by, or is under common control with, the person or entity in question.

          "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, a person shall be deemed to have "control" of a public corporation if it is the largest shareholder of such corporation and owns or has voting control over not less than twenty-five percent (25%) of all of the then voting stock of such corporation.

          "Corporate Successor" shall mean either (i) any corporation or other entity which is a successor to a Citibank Tenant by merger, consolidation or reorganization or (ii) a purchaser of all or substantially all of the assets of a Citibank Tenant.

          "Named Tenant" shall mean Citibank, N.A.

          "Citibank Tenant" shall mean any tenant under this lease from time to time that is either (i) the Named Tenant, (ii) an Affiliate of the Named Tenant, (iii) an immediate or remote Corporate Successor of either the Named Tenant or an Affiliate of the Named Tenant or (iv) an Affiliate of any such immediate or remote Corporate Successor.

          7.03. If this lease be assigned, Landlord may collect rent from the assignee. If the Premises or any part thereof are sublet or used or occupied by anybody other than Tenant, whether or not in violation of this lease, Landlord may, after Tenant has defaulted in its obligations hereunder beyond notice and the expiration of any applicable cure periods, collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the Fixed Rent and Additional Charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of Section 7.01 or any other provision of this lease, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the performance by Tenant of Tenant's obligations under this lease.

          7.04. Any assignment or transfer of this lease shall be made only if, and shall not be effective until, the assignee (except in the case where Tenant and such assignee are the same legal entity) shall execute, acknowledge and deliver to Landlord an agreement whereby the assignee shall assume, from and after the effective date of such assignment (or, in the case of an entity which has purchased all or substantially all of Tenant's assets or which is a successor to Tenant by merger, acquisition, consolidation or change of control, from and after the Commencement Date) the obligations of this lease on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions of this Article 7 shall, notwithstanding such assignment or transfer, continue to be binding upon such assignee in respect of all future assignments and transfers. The Named Tenant and any subsequent assignor of this lease covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this lease, and notwithstanding the acceptance of any of the Fixed Rent and/or Additional Charges by Landlord from an assignee, transferee, or any other party, the Named Tenant (and any subsequent assignor of this lease) shall remain fully liable for the payment of the Fixed Rent and Additional Charges and for the other obligations of this lease on the part of Tenant to be performed or observed.

          7.05. (a) The joint and several liability of Tenant and any immediate or remote successor in interest of Tenant and the due performance of the obligations of this lease on Tenant's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord extending the time of, or modifying any of the obligations of, this lease, or by any waiver or failure of Landlord to enforce any of the obligations of this lease; provided however, that in the case of any modification of this lease after an assignment of this lease which increases the obligations of or decreases the rights of Tenant, the Named Tenant and any subsequent assignor of this lease shall not be liable for any such increase or decrease unless it has given its written consent thereto (which consent may be granted or withheld in such party's sole discretion), provided and on the condition that the Tenant under this lease at the time of such modification is not an Affiliate of the Named Tenant or such subsequent assignor, as the case may be, and Landlord has been notified in writing thereof. Citibank, N.A. hereby expressly waives the right to assert any legal or equitable principle that would permit Citibank, N.A. to claim that it is not primarily liable as Tenant under this lease at any time following an assignment of this lease by Citibank, N.A., except to the extent Landlord agreed in writing to release Citibank, N.A. from liability under this lease or otherwise agreed in writing that Citibank, N.A. would not be primarily liable under this lease; it being understood and agreed that the foregoing shall not vitiate the provisions of the preceding sentence respecting any modification of this lease made after an assignment of this lease.

                (b) Except as otherwise provided in this Article, the listing of any name other than that of Tenant, whether on the doors of the Premises or the Building directory, or otherwise, shall not operate to vest any right or interest in this lease or in the Premises.

                (c) Any assignment, sublease, license or other transfer, and any mortgage, pledge, encumbrance or other hypothecation, made in violation of the provisions of this Article 7 shall be null and void.

          7.06. No sublease shall be for a term (including any renewal rights contained in the sublease) extending beyond the Expiration Date.

          7.07. With respect to each and every sublease or subletting under the provisions of this lease entered into after the date hereof (other than the Current Occupancy Agreements, including any amendments or modifications thereto, whether entered into prior to, or following, the date hereof), it is further agreed that:

                (a) No such sublease shall be valid, and no subtenant shall take possession of the Premises or any part thereof, until an executed counterpart of the Sublease Document has been delivered to Landlord;

                (b) Each such sublease shall provide that, subject to the provisions of any Landlord's Nondisturbance Agreement between Landlord and the subtenant thereunder, such sublease shall be subject and subordinate to this lease and to any matters to which this lease is or shall be subordinate, and that in the event of termination, reentry or dispossess by Landlord under this lease Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be (i) liable for any previous act or omission of Tenant under such sublease, (ii) subject to any credit, offset, claim, counterclaim, demand or defense which such subtenant may have against Tenant, (iii) bound by any previous modification of such sublease not consented to by Landlord or by any previous payment of any amount due under this lease more than one (1) month in advance of the due date thereof, (iv) bound by any covenant of Tenant to undertake or complete any construction of the Premises or any portion thereof, (v) required to account for any security deposit of the subtenant other than any security deposit actually delivered to Landlord by Tenant, (vi) responsible for any monies (including without limitation any work allowance) owing by Tenant to the credit of subtenant, (vii) bound by any obligation to make any payment to such subtenant or grant any credits, except for services, repairs, maintenance and restoration provided for under the sublease to be performed after the date of such attornment, or (viii) required to remove any person occupying the Premises or any part thereof (the matters described in the foregoing clauses
(i) through (viii) being herein collectively called the "Excluded
Obligations");

                (c) The provisions of Section 18.02 shall apply in connection with any claim made by any subtenant against Landlord or any Landlord Party in connection with the Excluded Obligations; and

                (d) Each sublease shall provide that the subtenant may not assign its rights thereunder or further sublet the space demised under the sublease, in whole or in part, except in compliance with all of the terms and provisions of this Article 7. A sublease meeting all of the requirements set forth in this Section is herein called a "Sublease Document".

          7.08. Each subletting shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this lease. Tenant shall and will remain fully liable for the payment of the Fixed Rent and Additional Charges due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this lease on the part of Tenant to be performed and all acts and omissions of any licensee or subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of this lease, and any such violation shall be deemed to be a violation by Tenant. Tenant further agrees that notwithstanding any such subletting, no other and further subletting of the Premises by Tenant or any person claiming through or under Tenant shall or will be made except upon compliance with and subject to the provisions of this Article.

          7.09. (a) For purposes hereof, the term "Landlord's Non-Disturbance Agreement" shall mean a Non-Disturbance Agreement substantially in the form annexed hereto as Exhibit G.

                (b) Landlord shall, within ten (10) Business Days after Tenant's request accompanied by an executed counterpart of a Qualifying Sublease, deliver a Landlord's Non-Disturbance Agreement to Tenant and the subtenant under such Qualifying Sublease.

                (c) For purposes hereof, the term "Qualifying Sublease" shall mean a direct sublease:

                      (i) which is with a subtenant which is not entitled to sovereign immunity, and whose intended use of the Premises, or the relevant part thereof, will not violate the terms of this lease and is in keeping with the standards of the Building which are consistent with first class office buildings located in Manhattan that are comparable to the Building (herein called "Comparable Buildings");

                      (ii) which is with a subtenant which has, or whose guarantor of such subtenant's obligations under such Qualifying Sublease (which guarantee shall be in a form reasonably acceptable to Landlord) has, as of the date of execution of such Qualifying Sublease, a net worth, exclusive of good will, computed in accordance with GAAP, equal to or greater than ten (10) times the annual Minimum Sublease Rent and Landlord has been provided with proof thereof reasonably satisfactory to Landlord;

                      (iii) which meets all of the applicable requirements of this Article 7 (including, without limitation, the provisions of Section 7.07);

                      (iv) which demises not less than one full Office Floor; provided, that the requirements of this subclause (iv) shall not apply in the case of any retail space, the cafeteria and/or fitness center;

                      (v) which is for a sublease term of not less than five
     (5) years;

                      (vi) which provides for rentals which on a rentable square foot basis are equal to or in excess of the Fixed Rent, Operating Expenses and Net Taxes Additional Charges for such period (herein called the "Minimum Sublease Rent"), or, in the alternative, provides for a rental rate that is less than the Minimum Sublease Rent, but will automatically be increased to an amount that is equal to all of the same economic terms and conditions (including, without limitation, Fixed Rent, Operating Expenses and Net Taxes Additional Charges) that would have been applicable as between Landlord and Tenant hereunder with respect to the space demised by such Qualifying Sublease for the period commencing on such date of attornment and ending on the expiration date of such Qualifying Sublease; and

                      (vii) grants to the subtenant no greater rights and imposes on the subtenant no lesser obligations than the rights granted to and obligations imposed on Tenant, respectively, pursuant to the form of Amended and Restated Lease, grants no lesser rights to Tenant, as sublessor, and imposes no greater obligations on Tenant, as sublessor, than the rights granted to and obligations imposed on Landlord pursuant to the form of Amended and Restated Lease.

                                  ARTICLE 8

                             Compliance with Laws
                             --------------------

          8.01. Each of Tenant and Landlord shall give prompt notice to the other of any notice it receives of the violation of any Legal Requirements with respect to the Premises or the use or occupancy thereof. Tenant shall be responsible for compliance with all Legal Requirements in respect of the Real Property, whether or not such compliance requires work which is structural or non-structural, ordinary or extraordinary, foreseen or unforeseen; provided, however, Landlord shall be responsible for any such compliance as it relates to Landlord's Restoration Obligations, if any, under Article 19. Tenant shall pay all the reasonable out-of-pocket costs and all the reasonable out-of-pocket expenses, and all the fines, penalties and damages which may be imposed upon Landlord by reason of or arising out of Tenant's failure to fully and promptly comply with and observe the provisions of this Section 8.01. However, Tenant need not comply with any such Legal Requirement so long as Tenant shall be contesting the validity thereof, or the applicability thereof to the Premises, in accordance with Section 8.02. Landlord shall pay all the reasonable out-of-pocket costs and all the reasonable out-of-pocket expenses, and all the fines, penalties and damages which may be imposed upon Tenant by reason of or arising out of Landlord's failure to fully and promptly comply with and observe the provisions of this Section 8.01. However, Landlord need not comply with any such Legal Requirement so long as Landlord shall be contesting the validity thereof, or the applicability thereof to the Premises, in accordance with Section 8.02.

          8.02. (a) Tenant, at its expense, after notice to Landlord, may contest, by appropriate proceedings prosecuted diligently and in good faith, the validity, or applicability to the Premises, of any Legal Requirement, provided that (a) Landlord shall not be subject to a bona fide threat of criminal penalty or to prosecution for a crime, or any other fine or charge (unless Tenant agrees in writing to indemnify, defend and hold Landlord harmless from and against such non-criminal fine or charge), nor shall the Premises or any part thereof, be subject to a bona fide threat of being condemned or vacated, nor shall the Building or Land, or any part thereof, be subjected to a bona fide threat of any lien (unless Tenant shall remove such lien by bonding or otherwise) or encumbrance, by reason of non-compliance or otherwise by reason of such contest; (b) except as otherwise provided in this
Section 8.02, before the commencement of such contest, Tenant shall furnish to Landlord a cash deposit or other security in amount, form and substance reasonably satisfactory to Landlord and shall indemnify Landlord against the reasonable cost thereof and against all liability for damages, interest, penalties and expenses (including reasonable attorneys' fees and expenses), resulting from or incurred in connection with such contest or non-compliance (provided, however, that Tenant shall not be required to furnish any such cash deposit or other security if Tenant is a Citibank Tenant or if a non-Citibank Tenant or the guarantor of a non-Citibank Tenant shall then have a net worth, exclusive of good will, determined in accordance with GAAP of not less ten
(10) times the potential cost of non-compliance, as reasonably determined by Landlord); and (c) Tenant shall keep Landlord advised as to the status of such proceedings. Without limiting the application of the above, Landlord shall be deemed subject to a bona fide threat of prosecution for a crime if Landlord or any officer, director, partner, shareholder or employee of any of Landlord, as an individual, is charged with a crime of any kind or degree whatever, unless such charge is withdrawn or disposed of before Landlord or such officer, director, partner, shareholder or employee (as the case may be) is required to plead or answer thereto.

                (b) Landlord, at its expense, after notice to Tenant, may contest, by appropriate proceedings prosecuted diligently and in good faith, the validity, or applicability to the Premises, of any Legal Requirement, provided that (a) Tenant shall not be subject to a bona fide threat of criminal penalty or to prosecution for a crime, or any other fine or charge (unless Landlord agrees in writing to indemnify, defend and hold Tenant harmless from and against such non-criminal fine or charge), nor shall the Premises or any part thereof, be subject to a bona fide threat of being condemned or vacated, nor shall the Building or Land, or any part thereof, be subjected to a bona fide threat of any lien (unless Landlord shall remove such lien by bonding or otherwise) or encumbrance, by reason of non-compliance or otherwise by reason of such contest; (b) except as otherwise provided in this
Section 8.02, before the commencement of such contest, Landlord shall furnish to Tenant a cash deposit or other security in amount, form and substance reasonably satisfactory to Tenant and shall indemnify Tenant against the reasonable cost thereof and against all liability for damages, interest, penalties and expenses (including reasonable attorneys' fees and expenses), resulting from or incurred in connection with such contest or non-compliance (provided, however, that Landlord shall not be required to furnish any such cash deposit or other security if Landlord shall then have a net worth, exclusive of good will and its interest in the Real Property, determined in accordance with GAAP of not less ten (10) times the potential cost of non-compliance, as reasonably determined by Tenant); and (c) Landlord shall keep Tenant advised as to the status of such proceedings. Without limiting the application of the above, Tenant shall be deemed subject to a bona fide threat of prosecution for a crime if Citibank Tenant or any officer, director, partner, shareholder or employee of any of Citibank Tenant, as an individual, is charged with a crime of any kind or degree whatever, unless such charge is withdrawn or disposed of before Citibank Tenant or such officer, director, partner, shareholder or employee (as the case may be) is required to plead or answer thereto.

          8.03. Notwithstanding anything to the contrary contained herein, Tenant shall not be deemed to be in default of Tenant's obligations under this lease if Tenant shall fail to comply with any such Legal Requirement if, and only if:

                (a) such Legal Requirement obligation is limited to the interior of the Premises, is not related to Hazardous Materials, is not structural in nature and the failure to comply with such Legal Requirement will not have an adverse effect on Building Systems or on the health or safety of any occupant of or visitor to the Building; and

                (b) the failure to comply with such Legal Requirement will not (i) subject Landlord or any Superior Mortgagee to prosecution for a crime or any other fine or charge (unless Tenant agrees in writing to indemnify, defend and hold such parties harmless from and against any such fine or charge and actually pays any such fine or charge), (ii) subject the Premises or any part thereof to being condemned or vacated, or (iii) subject the Building or Land, or any part thereof, to any lien or encumbrance which is not removed or bonded within the time period required under this lease.

                                  ARTICLE 9

                                   Insurance
                                   ---------

          9.01. Tenant shall not knowingly violate, or knowingly permit the violation of, any condition imposed by any insurance policy then issued in respect of the Real Property and shall not do, or permit anything to be done, or keep or permit anything to be kept in the Premises which would subject Landlord or any Superior Mortgagee to any liability or responsibility for personal injury or death or property damage, or which would result in insurance companies of good standing refusing to insure the Real Property, or which would result in the cancellation of or the assertion of any defense by the insurer in whole or in part to claims under any policy of insurance in respect of the Real Property; provided, however, that in no event shall the mere use of the Premises for customary and ordinary office purposes or for any of the current retail uses at the Premises or any other current use or uses of the Real Property, as opposed to the manner of such use, constitute a breach by Tenant of the provisions of this Section 9.01.

          9.02. (a) If, by reason of any failure of Tenant to comply with the provisions of this lease, the premiums on Landlord's insurance that it is required to maintain hereunder shall be higher than they otherwise would be, and Landlord shall notify Tenant of such fact and, if Tenant shall not, as soon as reasonably practicable, but in no event more than twenty (20) days thereafter, rectify such failure so as to prevent the imposition of such increase in premiums, then Tenant shall pay to Landlord within thirty (30) days after demand accompanied by reasonable supporting documentation, for that part of such premiums which shall have been charged to Landlord due to such failure on the part of Tenant.

                (b) If, by reason of any failure of Landlord to comply with any provision of this lease, the premiums on Tenant's insurance that it is required to maintain hereunder shall be higher than they otherwise would be, and Tenant shall notify Landlord of such fact and, if Landlord shall not, as soon as reasonably practicable, but in no event more than twenty (20) days thereafter, rectify such failure so as to prevent the imposition of such increase in premiums, then Landlord shall reimburse Tenant for that part of such insurance premiums which shall have been charged to Tenant due to such failure on the part of Landlord within thirty (30) days after demand accompanied by reasonable supporting documentation.

                (c) A schedule or "make up" of rates for the Real Property or the Premises, as the case may be, issued by the New York Fire Insurance Rating Organization or other similar body making rates for insurance for the Real Property or the Premises, as the case may be, shall be prima facie evidence (absent manifest error) of the facts therein stated and of the several items and charges in the insurance rate then applicable to the Real Property or the Premises, as the case may be.

          9.03. Tenant, at its expense, shall maintain at all times during the term of this lease (a) except if Tenant exercised the Insurance Election pursuant to Section 9.09, "all risk" property insurance covering the Base Elements to a limit of not less than the full replacement value thereof (as from time to time reasonably designated by Tenant and promptly following Landlord's request, Tenant will advise Landlord of Tenant's designation of full replacement value), such insurance to include a replacement cost endorsement, (b) boiler and machinery insurance to the extent Tenant maintains and operates such machinery with minimum limits of $100,000,000 per accident,
(c) "all risk" property insurance covering all present and future Tenant's Property and Leasehold Improvements to a limit of not less than the full replacement value thereof, (d) workers' compensation in statutory limits and employers' liability in minimum limits of $1,000,000 per occurrence, (e) commercial general liability insurance, including contractual liability, in respect of the Premises and the conduct of operation of business therein, with limits of not less than One Hundred Million Dollars ($100,000,000) combined single limit for bodily injury and property damage liability in any one occurrence, and (f) when Alterations are in progress, the insurance specified in Section 11.03. The limits of such insurance shall not limit the liability of Tenant hereunder or any covenant of Tenant hereunder to act with diligence with respect thereto. Tenant shall name Landlord (and any party as Landlord may reasonably request in writing) as an additional insured with respect to all of such insurance (other than required under item (d) above) and if Tenant is not self insuring, with the right to make claims under the insurance contract, provided that Landlord provides Tenant with at least seven (7) days notice in advance of making any such claim and further provided that Landlord will not adversely effect any prosecution of claim by Tenant thereunder, and shall deliver to Landlord and any additional insureds, prior to the Commencement Date, certificates of insurance issued by the insurance company or its authorized agent together with, in the case of commercial general liability insurance, additional insured endorsements. Such insurance may be carried under umbrella or excess policies, or in a blanket policy covering the Premises and other locations of Tenant, if any. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant, upon Landlord's request, shall deliver to Landlord and any additional insureds a certificate of such renewal policy. All such policies shall be issued by companies of recognized responsibility licensed to do business in New York State and rated by Best's Insurance Reports or any successor publication of comparable standing and carrying a rating of A- VIII or better or the then equivalent of such rating, and all such policies shall contain a provision whereby the same cannot be canceled or materially modified unless Landlord and any additional insureds are given at least thirty (30) days prior written notice of such cancellation or material modification. All proceeds from any insurance coverages maintained by Tenant under this Article 9 (other than from commercial general liability insurance, if any) shall be payable solely to Tenant. The parties shall cooperate with each other in connection with prosecution of claims to recover the insurance proceeds for covered losses and with the collection of any insurance monies that may be due in the event of loss and shall execute and deliver to each other such proofs of loss and other instruments which may be reasonably required to recover any such insurance monies.

          9.04. Landlord agrees to have included in each of the insurance policies insuring against loss, damage or destruction by fire or other casualty required to be carried pursuant to the provisions of Section 9.09, a waiver of the insurer's right of subrogation against Tenant during the term of this lease or, if such waiver should be unobtainable or unenforceable, (i) an express agreement that such policy shall not be invalidated if the assured waives the right of recovery against any party responsible for a casualty covered by the policy before the casualty or (ii) any other form of permission for the release of Tenant. Tenant agrees to have included in each of its insurance policies insuring the Tenant's Property and Leasehold Improvements (and to the extent Tenant does not make the election under Section 9.09, the Base Elements) against loss, damage or destruction by fire or other casualty, a waiver of the insurer's right of subrogation against Landlord during the term of this lease or, if such waiver should be unobtainable or unenforceable,
(A) an express agreement that such policy shall not be invalidated if the assured waives the right of recovery against any party responsible for a casualty covered by the policy before the casualty or (B) any other form of permission for the release of Landlord. If such waiver, agreement or permission shall not be, or shall cease to be, obtainable from any party's then current insurance company, the insured party shall so notify the other party promptly after learning thereof, and shall use commercially reasonable efforts to obtain the same from another insurance company described in Section
9.03 hereof. Landlord hereby releases Tenant, and Tenant hereby releases Landlord, with respect to any claim (including a claim for negligence) which it might otherwise have against such party, for loss, damage or destruction with respect to its property occurring during the term of this lease to the extent to which it is, or is required to be, insured under a policy or policies containing a waiver of subrogation or permission to release liability, as provided in the preceding subdivisions of this Section. Nothing contained in this Section shall be deemed to relieve Landlord or Tenant of any duty imposed elsewhere in this lease to repair, restore or rebuild or to nullify, to the extent applicable, any abatement of rents provided for elsewhere in this lease.

          9.05. Landlord may from time to time require that the amount of the insurance to be maintained by Tenant under Section 9.03 be reasonably increased, so that the amount thereof adequately protects Landlord's interests; provided, however, that the amount to which such insurance requirements may be increased shall not exceed an amount then being required by landlords of Comparable Buildings. In the event that Tenant disputes the reasonableness of any such required increase in the amount of the insurance to be maintained by Tenant under Section 9.03, Tenant shall have the right to submit such dispute to expedited arbitration under Article 37.

          9.06. If Citibank, N.A. or its Corporate Successor exercises the Insurance Election pursuant to the provisions of Section 9.09 hereof, Landlord shall thereafter maintain in respect of the Base Elements at all times during the term of this lease, (a) "all risk" property insurance covering the Base Elements to a limit of not less than the full replacement value thereof (as from time to time reasonably designated by Landlord), such insurance to include a replacement cost endorsement, (b) boiler and machinery insurance to the extent Landlord maintains and operates such machinery with minimum limits of $100,000,000 per accident, (c) business interruption or loss of rents insurance, and (d) any other insurance required to be carried by Tenant pursuant to Section 9.07 and, as its relates to Landlord's Restoration Obligation, Section 11.03. Landlord shall name Tenant (and any party as Tenant may reasonably request in writing) as an additional insured with respect to all such insurance and shall deliver to Tenant and any additional insureds, within thirty (30) days of Tenant's exercise of the Insurance Election, certificates of insurance issued by the insurance company or its authorized agent with respect thereto. Such insurance may be carried under umbrella or excess policies, or in a blanket policy covering the Premises and other locations of Landlord, if any, provided that each such policy shall in all respects comply with this Article 9 and shall specify that the portion of the total coverage of such policy that is allocated to the Premises is in the amounts required pursuant to this Section
9.03. Landlord shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Landlord, upon Tenant's request, shall deliver to Tenant and any additional insureds a certificate of such renewal policy. All such policies shall be issued by companies of recognized responsibility licensed to do business in New York State and rated by Best's Insurance Reports or any successor publication of comparable standing and carrying a rating of A- VIII or better or the then equivalent of such rating, and all such policies shall contain a provision whereby the same cannot be canceled or modified unless any additional insureds are given at least thirty
(30) days' prior written notice of such cancellation or modification.

          9.07. Notwithstanding anything to the contrary contained herein, the party hereunder that is obligated to insure the Base Elements shall obtain terrorism insurance in such amounts and types of coverage that are commercially available; provided that such amounts and types of coverage are consistent with those that are then generally required of, or carried by, owners of Comparable Buildings that are Real Estate Investment Trusts and taking into account the tenancy of such buildings (including the Building); provided, that, if Tenant is self insuring with respect to the Base Elements, Tenant shall only be required to obtain terrorism insurance to the extent available at commercially reasonable rates.

          9.08. Notwithstanding anything to the contrary contained in this lease, Citibank, N.A. or its Corporate Successor shall have the option, either alone or in conjunction with Citigroup Inc., Tenant's ultimate parent corporation, or any subsidiaries or affiliates of Citigroup Inc., to maintain self insurance and/or provide or maintain any insurance required by this lease under blanket insurance policies maintained by Tenant or Citigroup Inc., or provide or maintain insurance through such alternative risk management programs as Citigroup Inc. may provide or participate in from time to time (such types of insurance programs being herein collectively and severally referred to as

"self insurance"), provided (i) the same does not thereby decrease the insurance coverage or limits sets forth in Section 9.03 and (ii) Citibank, N.A. or its Corporate Successor has a long term credit rating of at least A (or its equivalent) by Standard & Poors, or any successor in interest, and Moody's, or any successor in interest (herein called the "Rating Threshold"). Tenant hereby advises Landlord that as of the date hereof, and until further notice from Tenant, Tenant elects to self insure. Any self insurance shall be deemed to contain all of the terms and conditions applicable to such insurance required to be maintained by Tenant under this lease, including, without limitation, a full waiver of subrogation, as required in Section 9.04. If Tenant elects to self-insure, then, with respect to any claims which may result from incidents occurring during the term of this lease, the obligations of Tenant to Landlord under this lease with respect thereto shall survive the expiration or earlier termination of this lease to the same extent as the insurance required would survive. For any period that the Rating Threshold is not satisfied (but only during such period), Tenant shall not be entitled to self insure as provided in this Section 9.08, and Tenant shall, within thirty
(30) days following the date on which Citibank, N.A. fails to meet the Rating Threshold, obtain the insurance required to be maintained by Tenant under
Section 9.03 through one or more carriers each having a long term credit rating of at least A (or its equivalent) by Standard & Poors, or any successor in interest, and Moody's, or any successor in interest. At Landlord's option, Tenant shall obtain such insurance through carrier(s) having a long term credit rating of AA (or its equivalent) by Standard & Poors, or any successor in interest, and Moody's, or any successor in interest; provided, however, Landlord shall be obligated to pay Tenant for the incremental cost of such insurance in excess of $225,000 per annum, as such $225,000 threshold may be increased on an annual basis by the actual increase in costs to Tenant to obtain such additional coverage but in no event shall any such increase exceed five percent (5%) in any year. Tenant shall provide Landlord with reasonable evidence of such coverage and the cost thereof.

          9.09. At any time during the last two years of the term of this lease (unless Citibank, N.A. or its Corporate Successor has delivered a Surrender Notice) prior to the occurrence of a casualty described in Article 19 (or after the occurrence of a casualty to which the damage resulting therefrom has been restored pursuant to the terms of this lease) and subject to the provisions of this Section 9.09, Citibank, N.A. or its Corporate Successor may elect (herein called the "Insurance Election") to require Landlord to maintain the insurance coverages set forth in Section 9.06 and
Section 9.07 (in accordance with the standards set forth therein) by delivering written notice to that effect to Landlord (herein called an "Insurance Notice"). Not later than thirty (30) days after Landlord's receipt of an Insurance Notice, Landlord will provide to Tenant a quote from Landlord's insurance carrier specifying the cost (including, without limitation, applicable deductibles) of obtaining the insurance coverages required under Section 9.06 and Section 9.07 (the "Insurance Quote"). Not later than thirty (30) days (or such shorter period reasonably designated by Landlord as is then commercially reasonable taking into account the then market conditions) after Tenant's receipt of the Insurance Quote, Tenant shall notify Landlord of Tenant's election (1) to accept the Insurance

Quote, in which case, Tenant's obligation to reimburse Landlord for insurance costs under this Section 9.09 shall be capped at the Insurance Quote (the "Insurance Cap"), as such Insurance Cap may increased by the actual increase in such insurance costs to Landlord; or (2) to rescind its exercise of its Insurance Election, in which case the Insurance Election shall be deemed rescinded ab initio. If Tenant fails to notify Landlord within said thirty
(30) day period (or such shorter period reasonably designated by Landlord as is then commercially reasonable taking into account the then market conditions) of Tenant's election, Tenant shall be deemed to have rescinded its previously made Insurance Election ab initio. If Tenant elects to accept the Insurance Quote or Landlord and Tenant otherwise mutually agree to the amount of such insurance costs that Tenant shall be responsible for, then in any such case, Landlord shall, within ten (10) days of any such election or agreement by Landlord and Tenant, as the case may be, obtain the requisite insurance coverages set forth in Section 9.06 and Section 9.07 and Tenant shall maintain such coverage until the expiration of said ten (10) day period. Within thirty
(30) days of presentation of an invoice therefor (together with reasonable supporting documentation evidencing same), Tenant shall reimburse Landlord for the insurance expenses incurred by Landlord in keeping in full force and effect the insurance that Landlord is required to carry in accordance with Sections 9.06 and 9.07; provided that, Tenant shall have no obligation to reimburse Landlord any amounts in excess of the Insurance Cap or for any prepaid portion of such insurance that extends beyond the term of this lease. Tenant shall have the same right to audit and dispute such insurance costs as is available to Tenant under Section 3.03 of the Amended and Restated Lease, and for purposes hereof said Section shall be deemed incorporated herein by reference.

          9.10. For so long as Tenant self insures, Tenant shall reimburse Landlord for Landlord's actual cost in obtaining additional insurance; provided, that, in no event shall such reimbursement exceed $225,000 per annum, as such $225,000 threshold may be increased on an annual basis by the percentage of actual increase in Landlord's actual cost for obtaining substantially similar coverage but in no event shall any such increase exceed five percent (5%) in any year. Landlord shall provide Tenant with reasonable evidence of such coverage and the cost thereof.

                                  ARTICLE 10

                        Landlord Transfer Restrictions
                        ------------------------------

          10.01. Except for Permitted Transfers (which shall be permitted prior to the second anniversary of the Commencement Date (the "Second Anniversary") without Tenant's consent), prior to the Second Anniversary neither the Real Property (nor any portion thereof) nor any interest of Landlord in this lease shall be sold, assigned, or otherwise transferred, whether by operation of law or otherwise, nor shall any of the issued or outstanding capital stock, membership interest, partnership interest or any equity interest of any Landlord Entity, be (voluntarily or involuntarily) sold, assigned or transferred, whether by operation of law or otherwise, nor shall there be any merger or consolidation of any such corporation or other entity into or with another corporation or other entity (other than another Landlord Entity) nor shall additional stock or other interests in any Landlord Entity be issued if the issuance of such additional stock or other interests will result in a change of the controlling stock or other interest of ownership of such corporation, nor shall any general partner's interest in a partnership which is Tenant be (voluntarily or involuntarily) sold, assigned or transferred (each of the foregoing transactions being herein referred to as a "Transfer").

          10.02. For purposes of this Lease:

                (a) "Landlord Entity" means (i) the entity which is Landlord (provided such entity has no significant assets other than the Real Property) and (ii) any other entity which has no significant assets other than a direct or indirect interest in Reckson Court Square, LLC as of the date of this lease.

                (b) "Permitted Transfer" means (i) any Transfer of a direct or indirect interest in any Landlord Entity by will or intestacy, (ii) any Transfer of a direct or indirect interest in any Landlord Entity listed on a national securities exchange (as defined in the Securities Exchange Act of 1934, as amended) or traded in the "over the counter" market with quotations reported by the National Association of Securities Dealers, (iii) (A) any Transfer of a direct or indirect non-controlling interest (which for purposes hereof shall mean an interest of not more than 75% and which at the time of the Transfer does not have day-to-day management of the entity in question, but may have rights with respect to voting on major decisions of such entity) in any Landlord Entity (a "Non-Controlling Interest") to an Institutional Investor (provided, that the foregoing shall not be deemed to prohibit any subsequent assumption by the Institutional Investor of management rights by the exercise of rights which are customary in joint ventures with Institutional Investors) and (B) any Transfer of a Non-Controlling Interest by one Institutional Investor to another, (iv) any collateral assignment of any interest in any Landlord Entity as security for a loan, (v) (A) any Transfer of the Real Property, of any portion thereof or of any interest in any Landlord Entity, at a foreclosure sale or by transfer or assignment in lieu of foreclosure, and (B) any Transfer subsequent to a Transfer described in clause
(A), except that for purposes of Article 44 only, such subsequent Transfers shall only constitute Permitted Transfers through and including the first Transfer by the foreclosing lender which results in the Real Property being owned by a party which is not an Affiliate of such lender and which had no interest in the foreclosed loan, (vi) any Transfer of the Real Property, of any portion thereof or of any interest in any Landlord Entity to an Affiliate of Landlord, (vii) any Transfer of ownership interests in any Landlord Entity among the persons who own interests in such Landlord Entity.

                (c) "Institutional Investor" means any one or more of the following entities (or any department, agency, subsidiary or Affiliate of any of the following entities) whether acting for their own account or in a fiduciary or representative capacity (including for parties which are not themselves Institutional Investors): (i) a savings bank, a savings and loan association, a commercial bank, an investment bank, a trust company, an insurance company, a commercial credit corporation, a real estate investment trust, a mutual fund, a government entity, an investment company, a money management firm, opportunity fund or "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, or an institutional "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended, in each case having total assets (in name or under management) in excess of $500,000,000, (ii) a religious, educational or eleemosynary institution, a union, federal, governmental, state, municipal or secular employees' welfare, benefit, pension or retirement fund, in each case having total assets of at least $500,000,000 or (iii) any other entity engaged regularly in the business of financing, owning or investing in real estate and/or leases having total assets (in name or under management) of at least $500,000,000.

          10.03. Any Transfer by Landlord (other than Permitted Transfers) shall be subject to Tenant's right of first offer set forth in Article 44.

                                  ARTICLE 11

                                  Alterations
                                  -----------

          11.01. Except as otherwise specifically provided in this lease, Tenant shall make no improvements, changes or alterations in or to the Premises (herein called "Alterations") of any nature without Landlord's prior written approval, which approval, when required in accordance with the provisions of this lease, shall be granted or withheld in accordance with the provisions hereinafter set forth. If Landlord shall fail to respond to Tenant's written request for approval of any Alterations, which request shall be accompanied by drawings, plans and specifications in accordance with the provisions of Section 11.02(a) (herein called an "Initial Alterations Request"), within ten (10) days after such Initial Alterations Request is made by Tenant, with Landlord's approval or disapproval with detailed comments thereon explaining the reasons for such disapproval, then Tenant shall have the right to give to Landlord a second notice (herein called a "Second Alterations Request"), and if Landlord shall fail to respond to such Second Alterations Request within five (5) Business Days after Landlord's receipt thereof with Landlord's approval or disapproval with detailed comments thereon explaining the reasons for such disapproval, then such Second Alterations Request shall be deemed approved by Landlord, provided that such Initial Alterations Request and Second Alterations Request shall have specifically referred to this Section 11.01 and specifically stated that Landlord must respond within such ten (10) day and five (5) Business Day periods or such Second Alterations Request for approval shall be deemed approved. With respect to any Alteration which has been approved (or deemed approved) by Landlord, Landlord shall sign, to the extent required, all applicable applications for building permits together with its approval (or deemed approval) of the subject Alteration (if such applications were submitted with Tenant's Alteration request) or, if such applications were not submitted with Tenant's Alteration request, within two (2) Business Days following Tenant's submission of such applications.

Notwithstanding anything to the contrary set forth above and provided Tenant shall be in compliance with the applicable provisions of this Article 11, Tenant or any permitted subtenant or other permitted occupant of the Premises, may at its sole expense, without Landlord's prior approval, undertake Non-Material Alterations. A "Material Alteration" is an Alteration which (1) materially affects (x) the exterior (including the appearance) of the Building or (y) the appearance of the areas below the 6th floor of the Building that would constitute public areas of the Building (i.e., the lobby, plaza and rotunda) if the Amended and Restated Lease were in effect (herein called "Deemed Common Areas") or (2) (x) materially adversely affects the mechanical, electrical, sanitary, heating, ventilating, air-conditioning or other service systems of the Building except to the extent any of the foregoing would exclusively serve Tenant's premises in the Building if the Amended and Restated Lease were in effect (e.g., supplemental air conditioning unit), or
(y) affects the structural integrity of the Building or (z) if following the Surrender Date or the commencement date of any Extension Term for which Tenant leases less than the entire Premises, would reduce the useable area of the Building by more than a de minimis extent (other than rentable area of the Premises continued to be leased by Tenant). Any Alteration which is not a Material Alteration is herein called a "Non-Material Alteration". Landlord agrees not to unreasonably withhold or delay its consent to any Material Alteration. For purposes hereof, Landlord shall not be deemed to be acting unreasonably if it withholds consent to a Material Alteration which: (i) affects the exterior appearance of the Building or the appearance of the Deemed Common Areas, (ii) would have an a material adverse affect on the heating, ventilation and air-conditioning, mechanical, electrical, fire and life safety or plumbing facilities of the Building, or (iii) would have a material adverse affect on the structural integrity or strength of the Building, or (iv) would materially reduce the rentable area of the Building as set forth in clause (2)(y) above. Within the first eighteen (18) months of the term of this lease, Tenant shall commence and thereafter diligently prosecute to completion, upgrades to the Building's elevators and escalators estimated to cost $6,500,000 in the aggregate. Notwithstanding anything to the contrary contained in this Section 11.01, the aforementioned upgrades shall not constitute a Material Alteration. Furthermore, Tenant intends (but shall have no obligation) to make certain Alterations respecting the "hardening" of the Building, including, (i) installing window film, (ii) reinforcement of the splice joints in the lobby of the Building, and (iii) installing a catch cable system (herein collectively called the "Hardening Alterations"). Notwithstanding anything to the contrary contained in this Section 11.01, the Hardening Alterations shall not constitute Material Alterations; provided, that, (i) with respect to the window film, same do not have a material aesthetic impact on the Building, and (ii) if in Landlord's good faith judgment it finds the catch cable system aesthetically objectionable upon Tenant's presentation of its proposed design of the catch cable system prior to installation, Tenant may (v) modify the design to adequately address Landlord's concerns [whereupon Landlord's approval shall not be unreasonably withheld], and Tenant shall not be required to remove or further modify same on or prior to the end of the term of this lease (or in the case Tenant exercises the Surrender Election, on or prior to the Surrender Date) as the case may be, or (w) Tenant may proceed with the installation without Landlord's approval, in which case, on or prior to the end of term of this lease (or in the case Tenant exercises the Surrender Election, on or prior to the Surrender Date), Tenant shall (but only if at such time Landlord still finds the catch cable system in its then current state aesthetically objectionable), at Tenant's option and at its sole cost and expense (x) remove the catch cable system and repair, restore or replace the affected windows to the condition existing prior to the installation of the catch cable system or (y) replace the catch cable system with an alternative system that is acceptable to Landlord taking into account the security requirements of Tenant.

          11.02. Before proceeding with any Alteration, Tenant shall (i) at Tenant's expense, file all required architectural, mechanical, electrical and engineering drawings (which drawings shall be prepared by architects and engineers validly and currently licensed by New York State, who may be employees of Tenant) and obtain all permits required by law, if any, and (ii) submit to Landlord, for Landlord's approval, copies of such drawings, plans and specifications for the work to be done together with Tenant's estimated cost thereof (but such submission shall, in the case of Non-Material Alterations, or in the case of revisions to Non-Material Alterations or to portions of previously approved Alterations which portions of such Alterations do not constitute Material Alterations, not be for Landlord's approval but rather for the purpose of confirming, in Landlord's reasonable judgment, that the proposed Alteration or revision is, in fact, a Non-Material Alteration or a revision of the type set forth above in this clause (ii), provided that no such submission shall be required if the provisions of the next succeeding sentence are applicable), and Tenant, subject to the deemed approval provisions set forth in Section 11.01, shall not proceed with such work until it obtains (but only to the extent same is required hereunder), Landlord's written approval of such drawings, plans and specifications. Notwithstanding anything to the contrary contained herein, Tenant shall not be required to submit plans and/or specifications with respect to Alterations that do not require a building permit as a matter of Legal Requirements or that are of a merely decorative nature or of such a minor nature (such as putting up a partition to divide one office into two work spaces) that it would not be customary industry practice in Comparable Buildings to prepare plans and/or specifications for such work. Landlord, at no third-party out-of-pocket cost to Landlord, will cooperate with Tenant's efforts to obtain the permits necessary to perform such Alterations, and Tenant shall indemnify and hold harmless Landlord from and against any claims arising in connection with such cooperation. Notwithstanding anything to the contrary contained herein, Landlord's review of any and all drawings, plans and specifications submitted to Landlord as set forth in Section 11.02 shall be at Landlord's sole cost and expense.

          11.03. Tenant, at its expense, shall obtain (and, reasonably promptly after obtaining same, furnish true and complete copies to Landlord
of) all necessary governmental permits and certificates for the commencement and prosecution of Alterations, and shall cause Alterations to be performed in compliance therewith, with all applicable Legal Requirements and with all applicable requirements of insurance bodies and with plans and specifications approved by Landlord (to the extent such approval is required hereunder). Landlord shall, to the extent reasonably necessary, cooperate with Tenant in connection with such filings, approvals and permits, and shall execute reasonably promptly (and shall endeavor to do so within two (2) Business Days after request) any applications as may be required in connection therewith, provided that Tenant shall reimburse Landlord (as Additional Charges) for the reasonable out-of-pocket costs and expenses incurred by Landlord in connection with such cooperation within thirty (30) days after demand therefor, accompanied by reasonably satisfactory documentation of such costs and expenses, and further provided that Tenant shall indemnify and hold harmless Landlord from and against any claims arising in connection with such cooperation, other than any such claims arising from any incorrect information provided by Landlord in connection therewith or Landlord's negligence, willful misconduct or breach of this lease. Throughout the performance of Alterations, Tenant, at its expense, (or in the case Tenant has exercised the Insurance Election, Landlord in respect to Landlord's Restoration Obligation), shall carry, or cause to be carried for any occurrence in or about the Premises, (a) all risks builders risk insurance written on a completed valued basis (with no restrictions on occupancy during construction) for the full replacement cost value of such Alterations, (b) Commercial General Liability including contractual liability and completed operations coverage with minimum limits of $1,000,000 per occurrence, (c) workers' compensation for all persons employed in connection with such Alterations in statutory limits and Employers' Liability with minimum limits of $1,000,000, (d) Automobile Liability with minimum limits of $1,000,000 covering any auto owned or operated in connection with such Alterations, (e) Umbrella or Excess liability with minimum limits of $25,000,000 and (f) to the extent such Alterations involve any engineering and design, professional liability (E&O) insurance with a minimum of $1,000,000.

          11.04. Landlord agrees that it will not knowingly do or permit anything to be done in or about the Premises that would violate Tenant's (or Tenant's contractors) union contracts, or create any work stoppage, picketing, labor disruption or dispute or disharmony or any interference with the business of Tenant or any Alterations being performed by Tenant in accordance with the terms and conditions of this lease. Landlord shall immediately stop such activity if Tenant notifies Landlord in writing that continuing such activity would violate Tenant's (or Tenant's contractors) union contracts, or has caused any work stoppage, picketing, labor disruption or dispute or disharmony or any interference (beyond a de minimis extent) with the business of Tenant or any Alterations being performed by Tenant in accordance with the terms and conditions of this lease.

          11.05. Tenant, at its expense, and with diligence and dispatch, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with the performance by or on behalf of Tenant of Alterations, or any other work, labor, services or materials done for or supplied to Tenant, or any person claiming through or under Tenant (other than by Landlord or its employees, agents or contractors), which shall be issued by the Department of Buildings of the City of New York or any other public authority having or asserting jurisdiction. Tenant shall defend, indemnify and save harmless Landlord from and against any and all mechanic's and other liens and encumbrances filed in connection with Alterations, or any other work, labor, services or materials done for or supplied to Tenant, or any person claiming through or under Tenant (other than by Landlord or its employees, agents or contractors), including, without limitation, security interests in any materials, fixtures or articles so installed in and constituting part of the Premises and against all reasonable costs, expenses and liabilities incurred in connection with any such lien or encumbrance or any action or proceeding brought thereon. Tenant, at its expense, shall procure the satisfaction or discharge of record of all such liens and encumbrances within thirty (30) days after notice of the filing thereof (or bond or otherwise remove such lien or encumbrance if Tenant is contesting same in accordance with the terms hereof). Provided that Tenant provides such bonding during the pendency of any contest, nothing herein contained shall prevent Tenant from contesting, in good faith and at its own expense, any notice of violation, provided that Tenant shall comply with the provisions of
Section 8.02; provided further, however, that the foregoing provisions of this sentence shall not obviate the need for such satisfaction or discharge of record following the resolution of such contest.

          11.06. Tenant will promptly upon the completion of an Alteration for which Tenant is required to submit plans and specifications to Landlord in accordance with the provisions of Section 11.02, deliver to Landlord "as-built" drawings or approved shop drawings of any Alterations Tenant has performed or caused to be performed in the Premises, and (a) if any Alterations by Tenant are then proposed or in progress, Tenant's drawings and specifications, if any, for such Alterations and (b) if any Alterations by Landlord for Tenant were performed or are then proposed or in progress, the "as-built" drawings or approved shop drawings, if any, or the drawings and specifications, if any, as the case may be, for such Alterations, in Tenant's possession. Notwithstanding anything to the contrary contained herein, wherever this lease requires the submission of "as-built" drawings or approved shop drawings by Tenant, Tenant may satisfy such obligation by submitting final marked drawings except with respect to Alterations involving the sprinkler/life safety systems of the Building.

          11.07. Subject to the provisions of Article 43, all fixtures and equipment (other than any furniture, fixtures and equipment constituting Tenant's Property) installed or used by Tenant in the Premises shall not be subject to UCC filings or other recorded liens. Notwithstanding anything to the contrary contained in this Article 11 or elsewhere in this lease to the contrary, Tenant shall have the right to obtain financing secured by security interests in Tenant's furniture, fixtures and equipment constituting Tenant's

Property (herein called, "Tenant's Collateral") and the provider of such financing shall have the right to file UCC financing statements in connection therewith, provided and on condition that (a) Landlord shall be under no obligation to preserve or protect Tenant's Collateral, (b) following an event of default by Tenant hereunder the secured party shall be required to reimburse Landlord for Landlord's actual out of pocket costs and expense of storing Tenant's Collateral and repairing any damage to the Premises which occurs during the removal of Tenant's Collateral, and (c) except in connection with a Leasehold Mortgage, the description of the secured property in the UCC financing statements shall specifically exclude Tenant's leasehold estate and any so-called betterments and improvements to the Premises (in contradistinction to Tenant's Collateral). Landlord agrees to execute and deliver a so called "recognition agreement" with the holder of the security interest in Tenant's Collateral acknowledging the foregoing, provided same is in form and substance reasonably acceptable to Landlord and, if required, the holder of any Superior Mortgage. In addition, Landlord agrees to execute and deliver a document reasonably acceptable to Landlord to protect the position of the holder of the security interest in Tenant's Collateral, sometimes referred to as a so called "landlord's waiver," which includes provisions (i) waiving any rights Landlord may have to Tenant's Collateral by reason of (A) the manner in which Tenant's Collateral is attached to the Building, or (B) any statute or rule of law which would, but for this provision, permit Landlord to distrain or assert a lien or claim any other interest against any such property by reason of any other provisions of this lease against Tenant's Collateral for the nonpayment of any rent coming due under this lease, and
(ii) giving the right to the holder of the security interest in Tenant's Collateral, prior to the expiration of this lease or in the event of the earlier termination of this lease, prior to the later of the earlier termination of this lease and fifteen (15) Business Days after Landlord's notice to the holder of the security interest in Tenant's Collateral of Landlord's intent to terminate this lease as a result of Tenant's default hereunder, to remove Tenant's Collateral in the event of a default by Tenant under any agreement between Tenant and the holder of the security interest in Tenant's Collateral, provided Tenant shall remain liable to perform, in accordance with the terms and conditions of this lease, or paying the costs incurred by Landlord in performing, restoration and repairs to any damage to the Premises resulting therefrom. Tenant shall reimburse Landlord as Additional Charges for any and all actual out-of-pocket costs and expenses incurred by Landlord in connection with Landlord's review of any of the foregoing documents.

          11.08. Tenant shall keep records for six (6) years of Tenant's Alterations costing in excess of Five Hundred Thousand ($500,000.00) Dollars and of the cost thereof. Tenant shall, within thirty (30) days after demand by Landlord, furnish to Landlord copies of such records and cost if Landlord shall require same in connection with any proceeding to reduce the assessed valuation of the Real Property, or in connection with any proceeding instituted pursuant to Article 8.

          11.09. Tenant shall have the right, during the term of this lease, to use all permits, licenses, certificates of occupancy, approvals, architectural, mechanical, electrical, structural and other plans, studies, drawings, specifications, surveys, renderings, technical descriptions, warranties, development rights and other intangible personal property that relate to the Premises.

          11.10. Landlord may not make any Alterations to the Real Property, or any portion thereof, without the prior written consent of Tenant, which Tenant may grant or withhold in its sole and absolute discretion.

          11.11. Any dispute between Landlord and Tenant relating to any provision of this Article 11 shall be subject to resolution by arbitration in accordance with the provisions of Article 37.

                                  ARTICLE 12

                       Landlord's and Tenant's Property
                       --------------------------------

          12.01. (a) Tenant shall have the exclusive right, during the term of this lease, to use all equipment, machinery, inventory, appliances and other tangible personal property located in the Premises as of the Commencement Date and used in connection with the operation of the Premises. All fixtures, equipment, improvements, ventilation and air-conditioning equipment and appurtenances attached to or built into the Premises at the commencement of or during the term of this lease, whether or not by or at the expense of Tenant (excluding the Building Systems (which are and shall remain the property of Landlord but which are subject to modification, change and/or replacement by Tenant in accordance with the terms of this lease) and Tenant's Property (which is and shall remain the property of Tenant)), shall be and remain a part of the Premises, shall, upon the expiration or sooner termination of this lease, be deemed the property of Landlord (without representation or warranty by Tenant) and shall not be removed by Tenant, except as provided in Section
12.02. Notwithstanding the foregoing provisions, upon notice to Tenant no later than eighteen (18) months after the Expiration Date, Landlord, subject to the provisions of the last sentence of this Section 12.01(a), may require Tenant to reimburse Landlord for the actual and commercially-reasonable third-party out-of-pocket costs incurred by Landlord that are incremental to the removal of Specialty Alterations (i.e., and not the demolition costs that Landlord would have otherwise incurred) if Landlord shall have theretofore elected to remove any Specialty Alterations made by Tenant and to repair and restore in a good and workmanlike manner to good condition any damage to the Premises or the Real Property caused by such removal (other than due to the negligence of any Landlord Party or Landlord contractor); provided, however, that if Tenant shall exercise its right pursuant to Article 36 to extend the term of this lease with respect to less than the entire Premises (herein called the "Partial Premises") or Tenant shall have exercised the Surrender Option, then, with respect to any Specialty Alterations located in or serving the Partial Premises or the Surrender Space, as the case may be, the rights of Landlord contained in this sentence shall relate to the eighteen (18) month period following the extended Expiration Date with respect to such Partial Premises, or the eighteen (18) month period following the Surrender Date with respect to the Surrender Space, as the case may be, and Landlord shall not remove any such Specialty Alterations prior to the extended Expiration Date with respect to such Partial Premises or the Surrender Date with respect to the Surrender Premises, as the case may be. As used herein, "Specialty Alterations" shall mean (i) slab cuts exceeding six
(6) inches in diameter, excluding up to two (2) interconnecting staircases per floor (not to exceed a total of twenty (20) interconnecting staircases in the aggregate) in addition to any interconnecting staircases existing in the core of the Building, (ii) vertical transportation systems, such as dumbwaiters and pneumatic conveyers, (iii) vaults, (iv) louvers and any other exterior penetrations, including, without limitation, rooftop penetrations, (v) any other Alteration affecting the exterior appearance of the Premises or the Building, (vi) any Alteration made after the date hereof, which leaves any Office Floor of the Premises with a supply of electricity less than that customarily required by tenants leasing space in Comparable Buildings as of the date hereof (but in no event, shall this provision be construed to permit Landlord to pass along to Tenant the cost of bringing additional electric service to the Building), (vii) rooftop installations, but not any wiring, risers or conduits in connection therewith, and (viii) any Alteration made after the date hereof, which leaves any Office Floor of the Premises with a supply of chilled water less than that customarily required by tenants leasing space in Comparable Buildings as of the date hereof (but in no event, shall this provision be construed to permit Landlord to pass along to Tenant the cost of increasing the Building's supply of chilled water), and (ix) any Alteration which is required to be removed or restored in order for the Certificate of Occupancy to be modified to permit the Building to be used in the manner permitted by the Certificate of Occupancy in effect as of the date hereof; provided, however, that, the term "Specialty Alterations" shall not include any of the foregoing which are already in place as of the Commencement Date or any upgrade, modification or replacement thereof. In addition, to the extent that Landlord actually incurs any other commercially-reasonable third-party out-of-pocket costs (including without limitation expediter fees) in effectuating modifications to the Certificate of Occupancy as a result of Tenant's amendments thereto subsequent to the date hereof, Landlord may require Tenant to reimburse Landlord for such costs (subject to the same conditions described in the third sentence of this Section 12.01(a)).

                (b) Notwithstanding anything to the contrary contained in this lease, Landlord and Tenant agree and acknowledge that, until the expiration or sooner termination of this lease, Tenant, for federal, state and local income taxes purposes and for all other purposes shall be deemed the owner of all fixtures, equipment, improvements, ventilation and air conditioning equipment and appurtenances attached to or built into the Premises by Tenant or any Affiliate of Tenant as the owner of the Real Property prior to the Commencement Date (other than the Building Systems) and Tenant may obtain the benefit of such ownership, if any, allowed or allowable with respect thereto hereunder, under applicable law and/or the Internal Revenue Code.

          12.02. All movable partitions, furniture systems, special cabinet work, business and trade fixtures, machinery and equipment, communications equipment (including, without limitation, telephone systems and security systems) and office equipment, whether or not attached to or built into the Premises, which are installed in the Premises by or for the account of Tenant and can be removed without structural damage to the Building, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises (herein collectively called "Tenant's Property") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the term of this lease; provided that if any of Tenant's Property is removed, Tenant shall repair or pay the cost of repairing any damage to the Premises resulting from the installation and/or removal thereof.

          12.03. At or before the Expiration Date of this lease (or within sixty (60) days after any earlier termination of this lease, or within sixty
(60) days of the Surrender Date with respect to the Surrender Space) Tenant, at its expense, shall remove from the Premises (or the Surrender Space, as the case may be) all of Tenant's furniture, equipment and other moveable personal property not affixed or attached to the Premises (except for such items thereof as Landlord shall have expressly permitted to remain, which property shall become the property of Landlord), and Tenant shall repair any damage to the Premises resulting from any installation and/or removal of Tenant's Property; it being understood and agreed that notwithstanding anything to the contrary contained in this lease, Tenant shall have no obligation to remove any cabling or wiring installed by, or on behalf of Tenant, in the Premises, whether before or following the Commencement Date.

          12.04. Any other items of Tenant's Property which shall remain in the Premises after the Expiration Date of this lease, or within sixty (60) days following an earlier termination date, or within the Surrender Space for a period of sixty (60) days following the Surrender Date, may at the option of Landlord, be deemed to have been abandoned, and in such case such items may be retained by Landlord as its property or disposed of by Landlord, without accountability, in such manner as Landlord shall reasonably determine, and Tenant shall reimburse Landlord for Landlord's reasonable, actual, out-of-pocket expenses in connection therewith, net of any amounts recovered by Landlord in respect of the disposition of such property, net of any amounts recovered by Landlord in respect of the disposition of such property.

          12.05. The provisions of this Article 12 shall survive the expiration or other termination of this lease.

                                  ARTICLE 13

                            Repairs and Maintenance
                            -----------------------

          13.01. Subject to the provisions of Article 3, Tenant shall, at its expense, throughout the term of this lease, take good care of and maintain in good order and condition the Real Property and the fixtures and improvements therein, including, without limitation, the property which is deemed Landlord's pursuant to Section 12.01 and Tenant's Property, in accordance with the First-Class Landlord Standard. Subject to the provisions of Article 3 and to the extent any obligation of Landlord to repair and restore the Premises pursuant to Article 19, Tenant shall also be responsible for all repairs, interior and exterior, structural and non-structural, ordinary and extraordinary, foreseen or unforeseen, in and to the Real Property and the facilities and systems thereof, which repairs shall be made in accordance with the First-Class Landlord Standard.

                                  ARTICLE 14

                                  Electricity
                                  -----------

          14.01. Tenant shall contract directly with a utility company for the provision of electricity for Tenant's use in the Premises and in connection with installations made by Tenant in the Premises. In connection therewith, Tenant shall have the right to use all electrical installations, risers, switches, panels, transformers, meters and other related equipment located in the Premises. Landlord shall cooperate with Tenant to arrange for the direct billing of such electricity to Tenant by the utility company.

          14.02. To the extent that any floor of the Premises is serviced by an amount of electricity which exceeds the amount required by the New York City Building Code or for any other reason that Tenant elects, Tenant shall have the right to redistribute capacity to other floors of the Premises, subject to Tenant's obligations pursuant to Section 12.01(a)(vii).

          14.03. Any rebates paid to or discounts or other benefits received by Landlord or Landlord's affiliates from Consolidated Edison (or any other utility or governmental entity providing such rebates or discounts) as the result of energy-saving fixtures and equipment installed in the Premises by Tenant or otherwise relating to the Premises during the term of this lease shall be paid to Tenant by Landlord promptly after receipt by Landlord thereof. Landlord shall cooperate with Tenant in connection with applying to Consolidated Edison (or any other utility or governmental entity providing such rebates or discounts) for such rebates or discounts, but Landlord shall incur no cost or expense in connection with such cooperation unless Tenant agrees to reimburse Landlord for such monies.

                                  ARTICLE 15

                                   Services
                                   --------

          15.01. Landlord shall not be required to provide any services to Tenant. Tenant, at its sole cost and expense, shall provide such services as may be required by Tenant and any persons claiming by, through or under Tenant in connection with its use and occupancy of the Premises including, without limitation: (i) heat, ventilation and air conditioning; (ii) elevator service;
(iii) domestic hot and cold water; (iv) cleaning; and (v) electricity. In connection therewith, Tenant shall have the exclusive right to use all applicable elevators, loading docks, shafts, risers, HVAC units, ducts, installations and other equipment located in the Premises.

                                  ARTICLE 16

                       Access; Signage; Name of Building
                       ---------------------------------

          16.01. Landlord and persons authorized by Landlord shall have the right, upon reasonable advance notice, to enter and/or pass through the Premises at reasonable times to show the Premises to actual and prospective Superior Mortgagees or investors, or prospective purchasers of the Premises, and provided Landlord shall use reasonable efforts to minimize any interference with Tenant's business operations and shall be accompanied by a designated representative of Tenant if Tenant shall have made such representative available. Notwithstanding the foregoing, Landlord acknowledges that Tenant may, from time to time, have certain security or confidentiality requirements such that portions of the Premises shall be locked and/or inaccessible to persons unauthorized by Tenant and such areas will not be made available to Landlord except in the case of an emergency.

          16.02. During the period of fifteen (15) months prior to the Expiration Date, Landlord and persons authorized by Landlord may exhibit the Premises to prospective tenants at reasonable times. Landlord shall give Tenant reasonable prior notice of any entry pursuant to this Section 16.02 and shall use reasonable efforts to minimize any interference with Tenant's business operations and use of the Premises and shall be accompanied by a designated representative of Tenant if Tenant shall have made such representative available to Landlord. Notwithstanding the foregoing, Landlord acknowledges that Tenant may, from time to time, have certain security or confidentiality requirements such that portions of the Premises shall be locked and/or inaccessible to persons unauthorized by Tenant and such areas will not be made available to Landlord except in the case of an emergency.

          16.03. Tenant shall have access to the Premises on a twenty-four
(24) hour-per-day, seven (7) day-per-week basis.

          16.04. Throughout the term of this lease, Tenant shall control, and shall have all rights to, any and all signs, banners, flags, monuments, kiosks or other means whatsoever of identifying any party, including, without limitation, any occupant or owner of any portion of the Building placed in, on or about the Building; provided, that, Tenant shall not change or install any signage on the exterior of the Building, including the "Citi" signs located on all or any of the four elevations of the roof-top set back on the 52nd floor of the Building, to reflect the name of any entity other than a Citibank Tenant and/or its Affiliates. Landlord shall promptly execute and deliver any documents as may be required for Tenant to exercise the rights set forth in this Section 16.04.

          16.05. Landlord and Tenant hereby acknowledge that the Building is currently designated and known as both "One Court Square" and "Citicorp At Court Square". Landlord hereby agrees that it shall not change the name of the Building or the designated address of the Building without the prior written approval of Tenant (which approval may be granted or withheld in Tenant's sole discretion). Tenant may, without Landlord's consent, change the name of the Building to reflect the name of any Citibank Tenant and/or its Affiliates. Notwithstanding anything to the contrary contained herein, Tenant shall have the right to include in any Extension Election Notice given in accordance with the provisions of Article 36 an election (herein called the "Naming Rights Election") to relinquish all of Tenant's rights set forth in this Section
16.05 with respect to the naming of the Building or all or any portion (as determined by Tenant) of Tenant's rights set forth in Section 16.04 to exterior signage or both of said naming and signage rights (herein as applicable called the "Naming Rights") in which event (i) the Naming Rights shall expire and come to an end on the day immediately preceding the commencement date of the Extension Term immediately following the giving of such Extension Election Notice and (ii) the value of the Naming Rights relinquished shall be taken into account in determining the Market Value Rent for such Extension Term in accordance with the provisions of Section 36.06. In the event that Tenant does not exercise the Naming Rights Election, the applicable provisions of Article 36 hereof shall govern.

                                  ARTICLE 17

                             Notice of Occurrences
                             ---------------------

          17.01. Tenant shall give prompt notice to Landlord of (a) any occurrence in or about the Premises for which Landlord might be liable, (b) any fire or other casualty in the Premises for which Landlord is required to maintain insurance or is otherwise material, and (c) any material damage to or defect in any part or appurtenance of the Building's sanitary, electrical, heating, ventilating, air-conditioning, elevator or other systems located in or passing through the Premises or any part thereof, if and to the extent that Tenant shall have knowledge of any of the foregoing matters.

                                  ARTICLE 18

                       Non-Liability and Indemnification
                       ---------------------------------

          18.01. (a) Neither Landlord (except to the extent expressly set forth in this lease), any affiliate of Landlord or any Superior Mortgagee, nor any direct or indirect partner, member, trustee, managing agent, beneficiary, director, officer, shareholder, principal, agent, servant or employee of Landlord or of any affiliate of Landlord or any Superior Mortgagee (in any case whether disclosed or undisclosed) ) (each of the foregoing being sometimes referred to herein as a "Landlord Party"), shall be liable to Tenant for any loss, injury or damage to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss, nor shall the aforesaid parties be liable for any damage to property of Tenant or of others entrusted to employees of Landlord, nor for loss of or damage to any such property by theft or otherwise; provided, however, that subject to the provisions of Section 9.04 and Section 35.03, nothing contained in this
Section 18.01(a) shall be construed to exculpate Landlord for loss, injury or damage to the extent caused by or resulting from the negligence of Landlord, its agents, servants, employees and contractors in accessing the Premises. Further, no Landlord Party shall be liable, even if negligent, for indirect, consequential, special, punitive, exemplary, incidental or other like damages arising out of any loss of use of the Premises or any equipment, facilities or other Tenant's Property therein by Tenant or any person claiming through or under Tenant.

                (b) Neither Tenant (except to the extent expressly set forth in this lease), any Affiliate of Tenant, nor any direct or indirect partner, member, trustee, managing agent, beneficiary, director, officer, shareholder, principal, agent, servant or employee of Tenant (in any case whether disclosed or undisclosed) (each of the foregoing being sometimes referred to herein as a "Tenant Party"), shall be liable to Landlord for any loss, injury or damage to Landlord or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss, nor shall the aforesaid parties be liable for any damage to property of Landlord or of others entrusted to employees of Tenant, nor for loss of or damage to any such property by theft or otherwise; provided, however, that subject to the provisions of Section 9.04, nothing contained in this Section 18.01(b) shall be construed to exculpate Tenant for loss, injury or damage to the extent caused by or resulting from the negligence of Tenant, its agents, servants, employees and contractors in the operation or maintenance of the Premises. Further, no Tenant Party shall be liable, even if negligent, for indirect, consequential, special, punitive, exemplary, incidental or other like damages arising out of any loss of use of Premises or any equipment, facilities or other property of Landlord by Landlord or any person claiming through or under Landlord (including, without limitation, damages for lost profits or opportunities, or the loss by foreclosure, deed in lieu, or otherwise, of all or any portion of Landlord's interest in the Premises).

          18.02. Subject to the terms of Section 9.04 relating to waivers of subrogation (to the extent that such waivers of subrogation shall be applicable in any case), Tenant shall indemnify and hold harmless each Landlord Party from and against any and all claims arising from or in connection with (a) the occupancy, conduct or management of the Real Property or of any business therein, or any work or thing whatsoever done, or any condition created (other than by Landlord, its agents, employees or contractors) in or about the Real Property during the term of this lease; (b) any act, omission (where there is an affirmative duty to act) or negligence of Tenant or any of its subtenants or licensees or its or their partners, directors, principals, shareholders, officers, agents, employees or contractors; (c) any accident, injury or damage whatever (except to the extent caused by the negligence or willful misconduct of Landlord or its agents, employees, or contractors) occurring in, at or upon the Real Property; and (d) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this lease. In case any action or proceeding be brought against Landlord and/or any Landlord Parties by reason of any such claim, Tenant, upon notice from Landlord or such Landlord Party, shall resist and defend such action or proceeding by counsel reasonably satisfactory to Landlord and such Landlord Party. Provided that Tenant complies with the requirements of this Section with respect to any third-party claim, Tenant shall not be liable for the costs of any separate counsel employed by Landlord or any Landlord Party with respect thereto. If the issuer of any insurance policy maintained by Tenant and meeting the applicable requirements of this lease shall assume the defense of any such third-party claim, then Landlord and such Landlord Party shall permit such insurance carrier to defend the claim with its counsel and (i) neither Landlord nor any Landlord Party shall settle such claim without the consent of the insurance carrier (unless such settlement would relieve Landlord or such Landlord Party of all liability for which Tenant or its insurance carrier may be liable hereunder and Tenant and its insurance carrier shall have no liability for such settlement), (ii) Tenant shall have the right to settle such claim without the consent of Landlord if Landlord and each Landlord Party and their respective insurance carriers would be relieved of all liability in connection therewith, (iii) Landlord and each applicable Landlord Party shall reasonably cooperate, at Tenant's expense, with the insurance carrier in its defense of any such claim, and (iv) Tenant shall not be liable for the costs of any separate counsel employed by Landlord or any Landlord Party. In no event shall Tenant be liable for indirect, consequential, special, punitive, exemplary, incidental or other like damages (including, without limitation, damages for lost profits or opportunities, or the loss by foreclosure, deed in lieu, or otherwise, of all or any portion of Landlord's interest in the Premises). The provisions of the preceding four sentences shall apply with full force and effect to any obligation of Tenant contained in this lease to indemnify Landlord and/or all Landlord Parties, without respect to whether such indemnification obligation is set forth in this Article 18 or elsewhere in this lease.

          18.03. Notwithstanding anything contained in Section 18.01 to the contrary and subject to the terms of Section 9.04 relating to waivers of subrogation (to the extent that such waivers of subrogation shall be applicable in any case), Landlord shall indemnify and hold harmless each Tenant Party from and against (a) any and all third-party claims arising from or in connection with any act, omission (where there is an affirmative duty to act) or negligence of Landlord and its partners, directors, principals, shareholders, officers, agents, employees or contractors, and (b) any breach or default by Landlord in the full and prompt performance of Landlord's obligations under this lease; together with all reasonable out-of-pocket costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all reasonable out-of-pocket attorneys' fees and expenses. In no event shall Landlord be liable for indirect, consequential, special, punitive, exemplary, incidental or other like damages (including, without limitation, damages for lost profits or opportunities, or the loss by foreclosure, deed in lieu, or otherwise, of all or any portion of Tenant's interest in the Premises). If any such third-party claim is asserted against Tenant and/or any Tenant Party, Tenant shall give Landlord prompt notice thereof and Landlord shall resist and defend such third-party claim (including any action or proceeding thereon) by counsel reasonably satisfactory to Tenant. Provided that Landlord complies with the requirements of this Section with respect to any third-party claim, Landlord shall not be liable for the costs of any separate counsel employed by Tenant or any Tenant Party with respect thereto. If the issuer of any insurance policy maintained by Landlord and meeting the applicable requirements of this lease shall assume the defense of any such third-party claim, then Tenant shall permit such insurance carrier to defend the claim with its counsel and (i) neither Tenant nor any Tenant Party shall settle such claim without the consent of the insurance carrier (unless such settlement would relieve Tenant or such Tenant Party of all liability for which Landlord or its insurance carrier may be liable hereunder and Landlord and its insurance carrier shall have no liability for such settlement), (ii) Landlord shall have the right to settle such claim without the consent of Tenant if Tenant, each Tenant Party and their respective insurance carriers would be relieved of all liability in connection therewith, (iii) Tenant and each applicable Tenant Party shall reasonably cooperate, at Landlord's expense, with the insurance carrier in its defense of any such claim, and (iv) Landlord shall not be liable for the costs of any separate counsel employed by Tenant or any Tenant Party. The provisions of this Section 18.03 shall apply with full force and effect to any obligation of Landlord contained in this lease to indemnify Tenant and/or a Tenant Party, without respect to whether such indemnification obligation is set forth in this Article 18 or elsewhere in this lease.

                                  ARTICLE 19

                             Damage or Destruction
                             ---------------------

          19.01. For purposes of this lease, the following terms shall have the following meanings:

                (a) the term "Leasehold Improvements" shall mean all improvements heretofore or hereafter made to portions of the Premises other than portions of the Premises constituting Base Elements.

                (b) the term "Base Elements" shall mean the structure, core and shell of the Building and the Building's Systems.

                (c) the term "Building Systems" shall mean (1) the elevators and escalators of the Building; (2) the window washing and waste compacting and removal equipment of the Building; (3) the core toilets and utility closets of the Building, and all fixtures and equipment installed therein; and
(4) the electrical, HVAC, mechanical, chilled water, condenser water, plumbing, domestic water, sanitary, sprinkler, fire control, alarm and prevention, BMS, life safety and security systems and other facilities of the Building (together with all related equipment), brought to and including, but not beyond, the point on each floor of the Building at which such systems connect to horizontal distribution facilities; provided, however that, notwithstanding anything contained in this clause (4) to the contrary, the following shall be considered part of the Building Systems: (x) the entire main distribution loop of the sprinkler system on each floor of the Building and (y) the entire perimeter HVAC system on each floor of the Building.

          19.02. If the Premises shall be partially or totally damaged or destroyed by fire or other casualty (and if this lease shall not be terminated as hereinafter provided in this Article 19), then:

                (a) Tenant (or in the case, Tenant has exercised the Insurance Election, Landlord, in which case, the obligations of Landlord under this
Section 19.02 may herein be called "Landlord's Restoration Obligation") shall promptly settle any insurance claims and repair the damage to and restore and rebuild the Base Elements (subject to changes thereto necessitated by Legal Requirements) diligently and in a workmanlike manner (it being understood and agreed that Tenant's obligations under this Section 19.02 to restore and rebuild the Base Elements shall not be contingent upon receipt of proceeds or settlement of any insurance claims nor shall Tenant's restoration obligations be contingent in any way on any alleged breach of non-performance by Landlord under the lease or any alleged invalidity of any provision of the lease), and

                (b) Tenant shall (i) at Tenant's option, restore all or such portion of Tenant's Property as Tenant may elect to restore and (ii) at Tenant's option, to be exercised separately with respect to each floor of the Premises, either

                            (A) repair the damage to and restore such portion of the Leasehold Improvements on such floor as shall, at a minimum, result in a usable open floor plan, including, without limitation, ceiling, lighting and floor coverings and any and all Leasehold Improvements which are required to be installed therein to permit such floor to be used in compliance with applicable Legal Requirements (herein collectively called the "Improvements Restoration Work"); or

                            (B) demolish the Leasehold Improvements located on such floor (herein called the "Improvements Demolition Work"),

which Improvements Restoration Work or Improvements Demolition Work (as the case may be) shall be performed diligently and in a workmanlike manner.

The Improvements Restoration Work and the Improvements Demolition Work shall be deemed to constitute Alterations for the purposes of Article 11. The proceeds of policies providing coverage for the Base Elements (but only if Tenant has not exercised the Insurance Election) and Leasehold Improvements shall be paid to Tenant, to be used by Tenant to restore and rebuild the Base Elements and perform the Improvements Restoration Work and/or the Improvements Demolition Work (as the case may be), to the extent Tenant is to perform the same, and otherwise to be retained by Tenant. If Tenant shall have exercised the Insurance Election and this lease shall be terminated by Tenant pursuant to this Article 19, then, Landlord shall pay to Tenant the portions of any proceeds of Landlord's insurance policies that are attributable to any Tenant-Funded Residual Cap Ex Amounts.

          19.03. If Tenant has not exercised the Insurance Election and all or part of the Premises shall be damaged or destroyed or rendered completely or partially untenantable or inaccessible on account of fire or other casualty there shall be no abatement in Fixed Rent or Additional Charges under Article 3.

          19.04. If Tenant has exercised the Insurance Election, then, in the case of any damage or destruction mentioned in this Article 19 that occurs during the period that Landlord is required to maintain insurance pursuant to
Section 9.06 and Section 9.07 that results in at least one full floor of the Premises being rendered untenantable (and such affected portion of the Premises cannot be made tenantable within sixty (60) days from the date of such casualty), then effective as of the date of such casualty this lease shall automatically, without further action or execution by the parties, be deemed to be restated and amended to reflect all of the terms and conditions set forth in the form of Restated and Amended Lease as if the Surrender Date had occurred, and the premises demised to Tenant thereunder shall exclude the full floor portions of the Premises so rendered untenantable (with appropriate reductions in the Fixed Rent and Tenant's proportionate share in operating expenses and real estate taxes). In the event of any damage or destruction mentioned in this Article 19 that occurs during the period that Landlord is required to maintain insurance pursuant to Section 9.06 and Section 9.07 that affects (x) one or more partial Office Floors and/or all or any portion of the retail and/or storage areas of the Premises in the Lobby and/or Concourse of the Building and/or all or any portion of the Deemed Common Areas and/or (y) one or more full Office Floors for which it is determined that same can be restored and made tenantable in less than the sixty (60) day period referred to above (irrespective of whether such restoration is completed with said sixty (60) days), then, in any such case, the respective repair and restoration obligations of Landlord and Tenant with respect thereto shall be as set forth in the Amended and Restated Lease (irrespective of the fact that the Amended and Restated Lease is not then in effect) and Tenant shall be entitled to an abatement in rent with respect thereto in accordance with the terms of the Amended and Restated Lease (irrespective of the fact that the Amended and Restated Lease is not then in effect). For purposes of this Article 19, the term "untenantable" shall mean inaccessible or unusable for the normal conduct of Tenant's (or any of its subtenant's) business in a manner which is consistent with Tenant's (or such subtenant's) use prior to the occurrence of the casualty in question and Tenant ceases the operation of its business within the Premises (or the portion thereof deemed "untenantable", as the case may be) other than to the limited extent of Tenant's security personnel for the preservation of Tenant's property, Tenant's insurance adjusters, and/or a minimal number of Tenant's employees for file retrieval, planning of temporary relocation and other disaster recovery functions (collectively, "Disaster Functions"). In the event that a portion of any floor of the Premises is rendered untenantable and in Tenant's good faith judgment Tenant cannot use the tenantable portion of such floor for the conduct of Tenant's (or any of its subtenant's) business in a manner which is consistent with Tenant's (or such subtenant's) use prior to the occurrence of such casualty and Tenant (or such subtenant) ceases the operation of its business within the entire floor (except for Disaster Functions), such entire floor shall be deemed to be untenantable. In the event that a portion of the Premises is rendered untenantable and in Tenant's good faith judgment Tenant cannot use the tenantable portion of the Premises for the conduct of Tenant's business in a manner which is consistent with Tenant's use prior to the occurrence of such casualty and Tenant ceases the operation of its business within the entire Premises (except for Disaster Functions), the entire Premises shall be deemed to be untenantable.

          19.05. Landlord and Tenant shall cooperate with each other in connection with the settlement of any insurance claims and the collection of any insurance proceeds payable in respect of any casualty to the Building and/or Leasehold Improvements and/or Tenant's Property and in the performance of their respective restoration obligations, and shall comply with all reasonable requests made by the other in connection therewith, including, without limitation, the execution of any affidavits required by the applicable insurance companies.

          19.06. Except to the extent expressly set forth in this Article 19, Tenant shall not be entitled to terminate this lease and Landlord shall have no liability to Tenant for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises pursuant to this Article 19.

          19.07. Except to the extent Tenant has exercised the Insurance Election, Landlord will not be obligated to carry insurance of any kind on the Base Elements, Tenant's Property or on Tenant's Leasehold Improvements and shall not be obligated to repair any damage to or replace any of the foregoing and, Tenant agrees to look solely to its insurance for recovery of any damage to or loss of any of the foregoing.

          19.08. The provisions of this Article 19 shall be deemed an express agreement governing any case of damage or destruction of the Premises by fire or other casualty, and Section 227 of the Real Property Law of the State of New York, providing for such a contingency in the absence of an express agreement, and any other law of like import, now or hereafter in force, shall have no application in such case.



                                  ARTICLE 20

                                Eminent Domain
                                --------------

          20.01. If the whole of the Building or the Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose, this lease and the term and estate hereby granted shall terminate as of the date of vesting of title on such taking (herein called the "Date of the Taking"), and the Fixed Rent and Additional Charges shall be prorated and adjusted as of such date.

          20.02. If twenty-five (25%) percent or more of the Premises shall be so taken and the remaining area of the Premises shall not be sufficient, in Tenant's reasonable judgment, for Tenant to continue the normal operation of its business, or if permanent access to the Premises or Building shall be taken, Tenant may terminate this lease by giving Landlord notice to that effect within ninety (90) days after the Date of the Taking. This lease shall terminate on the date set forth in such notice from Tenant to Landlord, which date shall be no more than ninety (90) days after the date such notice is given, and the Fixed Rent and Additional Charges shall be prorated and adjusted as of such termination date, except that with respect to any portion of the Premises which is the subject of the taking, if earlier, as of the Date of the Taking. Upon such partial taking and this lease continuing in force as to any part of the Premises, the Fixed Rent and Additional Charges shall be adjusted according to the rentable area remaining.

          20.03. Landlord shall be entitled to receive the entire award or payment in connection with any taking without deduction therefrom for any estate vested in Tenant by this lease and Tenant shall receive no part of such award except as hereinafter expressly provided in this Article 20. Tenant hereby expressly assigns to Landlord all of its right, title and interest in and to every such award or payment; provided, however, that Tenant shall have the right to make a claim for the value of Tenant's moving expenses, and for any of Tenant's Property and any of Tenant's furniture, fixtures and equipment taken and, if the provisions of Section 20.05 apply, for the cost of Tenant's restoration obligations thereunder.

          20.04. (a) If the temporary use or occupancy of all or any part of the Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose during the term of this lease, Tenant shall be entitled to receive the entire award or payment for such taking. Unless this lease shall be terminated as provided in Section 20.04(b) or
Section 20.04(c), this lease shall be and remain unaffected by such taking and Tenant shall continue to be responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking and shall continue to pay in full the Fixed Rent and Additional Charges when due. If the period of temporary use or occupancy shall extend beyond the Expiration Date of this lease, that part of the award which represents compensation for the use and occupancy of the Premises (or a part thereof) shall be divided between Landlord and Tenant so that Tenant shall receive so much thereof as represents the period up to and including such Expiration Date and Landlord shall receive so much thereof as represents the period after such Expiration Date. All monies paid as, or as part of, an award for temporary use and occupancy for a period beyond the date to which the Fixed Rent and Additional Charges have been paid shall be received, held and applied by Landlord as a trust fund for payment of the Fixed Rent and Additional Charges becoming due hereunder.

                (b) If the period of any taking of the temporary use and occupancy of fifty percent (50%) or more of the rentable area of any Office Floor or fifty percent (50%) or more of the rentable area of the entire Premises (a "Temporary Taking Period") shall exceed twelve (12) months, Tenant may terminate this lease with respect to (x) the portion of such Office Floor or the portion of the entire Premises so taken, (y) the entirety of any such Office Floor or (z) the entirety of the Premises, as the case may be. In the event that Tenant becomes entitled to terminate this lease in whole or in part pursuant to the preceding sentence, Tenant may do so by giving a notice to such effect to Landlord at any time following the date on which Tenant becomes so entitled but prior to the date on which the Temporary Taking Period ends, and unless the Temporary Taking Period shall end prior to the expiration of thirty (30) days from Tenant's giving of such notice, this lease and the term and estate hereby granted (with respect to the entire Premises or the portion thereof designated in Tenant's notice) shall terminate as of such thirtieth
(30th) day with the same force and effect as if such date were the Expiration Date specified herein with respect to the entire Premises or such portion thereof.

                (c) In the event that it shall be determined or the parties shall receive notice that the Temporary Taking Period with respect to fifty percent (50%) or more of the rentable area of any Office Floor or fifty percent (50%) or more of the rentable area of the entire Premises is expected to exceed the shorter of (x) eighteen (18) months and (y) the remainder of the term of this lease (as the same may have theretofore been extended in accordance with Article 36), Tenant shall have the right, within sixty (60) days after the date of such determination or notice, as applicable, to terminate this lease with respect to (i) the portion of such Office Floor or the portion of the entire Premises so taken, (ii) the entirety of any such Office Floor or (iii) the entirety of the Premises, as the case may be, and on the date set forth in such notice, which shall not in any event be more than ninety (90) days after the giving of such notice, this lease will terminate (with respect to the entire Premises or the portion thereof designated in Tenant's notice) as if such date were the Expiration Date specified herein with respect to the entire Premises or such portion thereof.

          20.05. In the event of a taking of less than the whole of the Building and/or the Land which does not result in termination of this lease, or in the event of a taking for a temporary use or occupancy of all or any part of the Premises which does not result in a termination of this lease, (a) Tenant, at its expense, and whether or not any award or awards shall be sufficient for the purpose, shall proceed with reasonable diligence to repair the remaining parts of the Building and the Premises to substantially their former condition to the extent that the same may be feasible (subject to reasonable changes which Tenant shall deem desirable) and so as to constitute a complete and rentable Building and (b) Tenant, at its expense, shall proceed with reasonable diligence (i) at Tenant's option, to repair all or such portions of Tenant's Property as Tenant may elect to repair and (ii) at Tenant's option, to be exercised separately with respect to each floor of the Premises, either:

                            (A) repair the remaining parts of the Leasehold Improvements on such floor as shall, at a minimum, result in a usable open floor plan, including, without limitation, ceiling, lighting and floor coverings and any and all parts of the Leasehold Improvements which are required to be installed therein to permit such floor to be used in compliance with applicable Legal Requirements; or

                            (B) demolish the Leasehold Improvements located on such floor.

          Notwithstanding anything to the contrary contained herein, in the event of any taking pursuant to this Section 20.3, the entire award received by Landlord pursuant to Section 20.3 shall be held in trust by Landlord for the benefit of Tenant and paid to Tenant for application to the cost of restoration of the Base Elements in accordance with this Section 20.5 and subject to the provisions of Section 20.3, the balance of such award, if any remaining after such application, shall belong to Landlord.

          20.06. The provisions of Section 35.04 regarding Force Majeure Causes shall have no applicability to the provisions of this Article 20, and in no event will any of the time periods set forth in this Article 20 be extended as the result of Force Majeure Causes.

                                  ARTICLE 21

                                   Surrender
                                   ---------

          21.01. On the Expiration Date or upon any earlier termination of this lease, or upon any reentry by Landlord upon the Premises, Tenant shall quit and surrender the Premises to Landlord "broom-clean" and in good order, condition and repair, except for ordinary wear and tear and such damage or destruction as Landlord is required to repair or restore under this lease, free and clear of all lettings, occupancies, liens and encumbrances caused or created by Tenant or any person claiming through or under Tenant, other than those agreements of record (the "Recorded Agreements") which Landlord took subject to at the time of its acquisition of the Real Property (as same are expressly set forth in Schedule 3.1(b) to the Purchase and Sale Agreement dated as of May 4, 2005 between Tenant, as seller, and Landlord, as purchaser) or permitted under Article 33, or otherwise consented to by Landlord and Tenant shall remove all of the Tenant's Property therefrom except as otherwise expressly provided in this lease. The provisions of this Section 21.01 shall survive the expiration or earlier termination of this lease.

          21.02. On or promptly following the Expiration Date or any earlier termination of this lease, or any reentry by Landlord upon the Premises, Tenant shall also deliver to Landlord all keys, cardkeys and lock combinations for the Premises, originals or copies of all operating manuals, operating records and maintenance records and logs relating to the Premises, and originals or copies of all permits, licenses, certificates of occupancy, approvals, architectural, mechanical, electrical, structural and other plans, studies, drawings, specifications, surveys, renderings and technical descriptions that relate to the ownership and use of the Premises, to the extent the same are in Tenant's possession and to the extent (but only to the extent) the same are transferable and do not contain any proprietary or confidential information. The provisions of this Section 21.02 shall survive the expiration or earlier termination of this lease.

          21.03. No act or thing done by Landlord or its agents shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord and consented to by each Superior Mortgagee whose lease or mortgage, as the case may be, provides that no such surrender may be accepted without its consent.

                                  ARTICLE 22

                           Conditions of Limitation
                           ------------------------

          22.01. This lease and the term and estate hereby granted are subject to the limitation that whenever Tenant shall make an assignment for the benefit of creditors, or shall file a voluntary petition under any bankruptcy or insolvency law, or an involuntary



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


petition alleging an act of bankruptcy or insolvency shall be filed against Tenant under any bankruptcy or insolvency law, or whenever a petition shall be filed by or against Tenant under the reorganization provisions of the United States Bankruptcy Code (herein called the "Bankruptcy Code") or under the provisions of any law of like import, or whenever a petition shall be filed by Tenant under the arrangement provisions of the Bankruptcy Code or under the provisions of any law of like import, or whenever a permanent receiver of Tenant or of or for the property of Tenant shall be appointed, then Landlord
(a) if such event occurs without the acquiescence of Tenant at any time after the event continues for one hundred eighty (180) days, or (b) in any other case at any time after such event continues for sixty (60) days after written notice thereof has been given by Landlord to Tenant and any Leasehold Mortgagee whose name and address has been delivered to Landlord, may give Tenant and any such Leasehold Mortgagee a notice of intention to end the term of this lease at the expiration of ten (10) days from the date of service of such notice of intention to Tenant and such Leasehold Mortgagee, and upon the expiration of said ten (10) day period this lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effect as if that day were the expiration date of this lease, but Tenant shall remain liable for damages as provided in
Article 24.

          22.02. This lease and the term and estate hereby granted are subject to the further limitations that:

                (a) if Tenant shall default in the payment of any Fixed Rent or Additional Charges and such failure continues for (i) thirty (30) days after written notice thereof has been given to Tenant and any Leasehold Mortgagee whose name and address has been delivered to Landlord and (ii) an additional thirty (30) days after written notice of such continued failure has been given to Tenant and any such Leasehold Mortgagee, or

                (b) if Tenant shall, whether by action or inaction, be in default of any of its obligations under this lease (other than a default in the payment of Fixed Rent or Additional Charges) and (i) such default shall continue and not be remedied within thirty (30) days after Landlord shall have given to Tenant and any Leasehold Mortgagee whose name and address has been delivered to Landlord a written notice specifying the same, and (ii) such default shall thereafter continue and not be remedied within an additional thirty (30) days after Landlord shall have given to Tenant and any such Leasehold Mortgagee an additional written notice specifying the same, or, in the case of a default which cannot with due diligence be cured prior to the expiration of such additional thirty (30) day period, if Tenant, or such Leasehold Mortgagee shall not (A) prior to the expiration of such additional thirty (30) day period advise Landlord of its intention to take all steps reasonably necessary to remedy such default, (B) duly commence prior to the expiration of such additional thirty (30) day period, and thereafter diligently prosecute to completion, all steps reasonably necessary to remedy the default and (C) complete such remedy within a reasonable time after the date of said notice (or additional notice, as the case may be) of Landlord, or

                (c) if any event shall occur or any contingency shall arise whereby this lease or the estate hereby granted or the unexpired balance of the term hereof would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted by Article 7 or Article 43 and (i) such event or contingency shall not be rescinded without adverse consequences, cost or liability to Landlord within thirty (30) days after written notice thereof has been given by Landlord to Tenant and any Leasehold Mortgagee whose name and address has been delivered to Landlord and (ii) such event or contingency shall thereafter continue not to be rescinded without adverse consequences, cost or liability to Landlord within thirty (30) days after a second written notice thereof has been given by Landlord to Tenant and any such Leasehold Mortgagee, then in any of said cases Landlord may give to Tenant and any such Leasehold Mortgagee a notice of intention to end the term of this lease at the expiration of ten (10) days from the date of the service of such notice of intention, and upon the expiration of said ten (10) days this lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effect as if that day was the day herein definitely fixed for the end and expiration of this lease, but Tenant shall remain liable for damages as provided in Article 24. All notices given to Tenant and any such Leasehold Mortgagee under this Section 22.02 shall contain a statement in at least 12-point bold type and capital letters stating "THIS IS A DEFAULT NOTICE" as a condition to the effectiveness thereof.

          22.03. (a) If Tenant shall have assigned its interest in this lease, and this lease shall thereafter be disaffirmed or rejected in any proceeding under the Bankruptcy Code or under the provisions of any Federal, state or foreign law of like import, or in the event of termination of this lease by reason of any such proceeding, the assignor or any of its predecessors in interest under this lease, upon request of Landlord given within ninety (90) days after such disaffirmance or rejection shall (a) pay to Landlord all Fixed Rent and Additional Charges then due and payable to Landlord under this lease to and including the date of such disaffirmance or rejection and (b) enter into a new lease as lessee with Landlord of the Premises for a term commencing on the effective date of such disaffirmance or rejection and ending on the Expiration Date, unless sooner terminated as in such lease provided, at the same Fixed Rent and Additional Charges and upon the then executory terms, covenants and conditions as are contained in this lease, except that (i) the rights of the lessee under the new lease, shall be subject to any possessory rights of the assignee in question under this lease and any rights of persons claiming through or under such assignee, (ii) such new lease shall require all defaults existing under this lease to be cured by the lessee with reasonable diligence, and (iii) such new lease shall require the lessee to pay all Additional Charges which, had this lease not been disaffirmed or rejected, would have become due after the effective date of such disaffirmance or rejection with respect to any prior period. If the lessee shall fail or refuse to enter into the new lease within ten (10) days after Landlord's request to do so, then in addition to all other rights and remedies by reason of such default, under this lease, at law or in equity, Landlord shall have the same rights and remedies against the lessee as if the lessee had entered into such new lease and such new lease had thereafter been terminated at the beginning of its term by reason of the default of the lessee thereunder.

                (b) If pursuant to the Bankruptcy Code Tenant is permitted to assign this lease in disregard of the restrictions contained in Article 7 (or if this lease shall be assumed by a trustee), the trustee or assignee shall cure any default under this lease and shall provide adequate assurance of future performance by the trustee or assignee including (i) of the source of payment of rent and performance of other obligations under this lease and (ii) that the use of the Premises shall in no way diminish the reputation of the Building as a first-class office building or impose any additional burden upon the Building or increase the services to be provided by Landlord. If all defaults are not cured and such adequate assurance is not provided within sixty (60) days after there has been an order for relief under the Bankruptcy Code, then this lease shall be deemed rejected, Tenant or any other person in possession shall vacate the Premises, and Landlord shall be entitled to retain any rent or security deposit previously received from Tenant and shall have no further liability to Tenant or any person claiming through Tenant or any trustee. If Tenant's trustee, Tenant or Tenant as debtor-in-possession assumes this lease and proposes to assign the same (pursuant to Title 11 U.S.C.
Section 365, as the same may be amended) to any person, including, without limitation, any individual, partnership or corporate entity, who shall have made a bona fide offer to accept an assignment of this lease on terms acceptable to the trustee, Tenant or Tenant as debtor-in-possession, then notice of such proposed assignment, setting forth (1) the name and address of such person, (2) all of the terms and conditions of such offer, and (3) the adequate assurance to be provided Landlord to assure such person's future performance under this lease, including, without limitation, the assurances referred to in Title 11 U.S.C. Section 365(b)(3) (as the same may be amended), shall be given to Landlord by the trustee, Tenant or Tenant as debtor-in-possession no later than twenty (20) days after receipt by the trustee, Tenant or Tenant as debtor-in-possession of such offer, but in any event no later than ten (10) days prior to the date that the trustee, Tenant or Tenant as debtor-in-possession shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to the trustee, Tenant or Tenant as debtor-in-possession, given at any time prior to the effective date of such proposed assignment, to accept an assignment of this lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this lease.



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


                                  ARTICLE 23

                              Reentry by Landlord
                              -------------------

          23.01. If this lease shall terminate as provided in Article 22, Landlord or Landlord's agents and employees may immediately or at any time thereafter reenter the Premises, or any part thereof, either by summary dispossess proceedings or by any suitable action or proceeding at law, or otherwise as permitted by law (but in no event by forcible entry), without being liable to indictment, prosecution or damages therefor (except to the extent resulting from Landlord's negligence or willful misconduct), and may repossess the same, and may remove any person therefrom, to the end that Landlord may have, hold and enjoy the Premises. The word "reenter," as used herein, is not restricted to its technical legal meaning. If this lease is terminated under the provisions of Article 22, or if Landlord shall reenter the Premises under the provisions of this Article, or in the event of the termination of this lease, or of reentry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall thereupon pay to Landlord the Fixed Rent and any and all Additional Charges payable up to the time of such termination of this lease (including without limitation any such Additional Charges payable pursuant to Section 24.05 and Article 27), or of such recovery of possession of the Premises by Landlord, as the case may be, and shall also pay to Landlord damages as provided in Article 24.

          23.02. In the event of a breach or threatened breach by Tenant of any of its obligations under this lease, Landlord shall also have the right of injunction. The special remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies to which Landlord may lawfully be entitled at any time and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not provided for herein. In the event of a breach or threatened breach by Landlord of any of its obligations under this lease, Tenant shall have the right of injunction in addition to any other remedy which may be available to Tenant hereunder, allowed at law or in equity. The remedies to which Tenant may resort hereunder are cumulative and are not intended to be exclusive of any other remedies to which Tenant may lawfully be entitled at any time and Tenant may invoke any remedy allowed at law or in equity as if specific remedies were not provided for herein.

          23.03. If this lease shall terminate under the provisions of Article 22, or if Landlord shall reenter the Premises under the provisions of this
Article 23, or in the event of the termination of this lease, or of reentry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as advance rent, security or otherwise, but such monies shall be credited by Landlord against any Fixed Rent or Additional Charges due from Tenant at the time of such termination or reentry or, at Landlord's option, against any damages payable by Tenant under Article 24 or pursuant to law, with the balance, if any, to be promptly refunded to Tenant.

                                  ARTICLE 24

                                    Damages
                                    -------

          24.01. If this lease is terminated under the provisions of Article 22, or if Landlord shall reenter the Premises under the provisions of Article 23, or in the event of the termination of this lease, or of reentry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall pay to Landlord as damages, at the election of Landlord, either:

                (a) a sum which at the time of such termination of this lease or at the time of any such reentry by Landlord, as the case may be, represents the then value of the excess, if any (assuming a discount at a rate per annum equal to the interest rate then applicable to United States Treasury Bonds having a term which most closely approximates the period commencing on the date that this lease is so terminated, or the date on which Landlord re-enters the Premises, as the case may be, and ending on the date on which this lease was scheduled to expire but for such termination or reentry), of (i) the aggregate amount of the Fixed Rent and the Net Taxes Additional Charges which would have been payable by Tenant (conclusively presuming the average monthly Net Taxes Additional Charges to be the same as were payable for the last twelve (12) calendar months, or if less than twelve (12) calendar months have then elapsed since the Commencement Date, all of the calendar months immediately preceding such termination or reentry) for the period commencing with such earlier termination of this lease or the date of any such reentry, as the case may be, and ending with the date contemplated as the expiration date hereof if this lease had not so terminated or if Landlord had not so reentered the Premises, over (ii) the aggregate fair market rental value of the Premises for the same period, or

                (b) sums equal to the Fixed Rent and the Net Taxes Additional Charges which would have been payable by Tenant had this lease not so terminated, or had Landlord not so reentered the Premises, payable upon the due dates therefor specified herein following such termination or such reentry and until the date contemplated as the expiration date hereof if this lease had not so terminated or if Landlord had not so reentered the Premises; provided, however, that if Landlord shall relet the Premises during said period, or receive any other income or consideration in connection with the use or occupancy of the Premises or otherwise deriving therefrom (including without limitation through the receipt of insurance or condemnation proceeds), Landlord shall credit Tenant with the net rents received by Landlord from such reletting (or the net amounts of such other income or consideration), such net rents and other amounts to be determined by first deducting from the gross rents from such reletting (or the gross amounts of such other income or consideration) as and when received by Landlord the reasonable and actual expenses incurred or paid by Landlord in terminating this lease or in reentering the Premises and in securing possession thereof, as well as the reasonable and actual expenses of reletting (including, without limitation, altering and preparing the Premises for new tenants, brokers' commissions, reasonable legal fees, and all other customary and reasonable expenses properly chargeable against the Premises and the rental therefrom) or of realizing such other income or consideration, it being understood that any such reletting may be for a period shorter or longer than the remaining term of this lease; but in no event shall Tenant be entitled to receive any excess of such net rents or other amounts over the sums payable by Tenant to Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant to this subdivision to a credit in respect of any net rents from a reletting or any net amounts of such other income or consideration, except to the extent that such net rents or other amounts are actually received by Landlord. If the Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot basis shall be made of the rent received from such reletting and of the expenses of reletting.

If the Premises or any part thereof be relet by Landlord for the unexpired portion of the term of this lease, or any part thereof, before presentation of proof of such damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall, prima facie, be the fair and reasonable rental value for the Premises, or part thereof, so relet during the term of the reletting, provided that such reletting shall constitute a bona-fide arm's-length third party transaction. Notwithstanding anything to the contrary contained in this lease, Landlord shall use reasonable efforts to relet the Premises, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions (that may include concessions and free rent periods) as Landlord may reasonably determine, provided, however, that Landlord shall not be liable in any way whatsoever for its failure to relet the Premises or any part thereof, or if the Premises or any part thereof are relet, for its failure to collect the rent under such reletting, and no such failure to relet or failure to collect rent shall release or affect Tenant's liability for damages or otherwise under this lease.

If Landlord or any Affiliate of Landlord shall use or occupy the Premises or any portion thereof following the termination of this lease under the provisions of Article 22, the damages payable by Tenant pursuant to paragraph
(b) above shall be reduced by the fair market rental value of the Premises or such portion thereof that is so occupied by Landlord or its Affiliate (or by the excess, if any, of such fair market rental value over the amounts, if any, actually paid by Landlord or such Affiliate in connection with such use or occupancy).

Notwithstanding anything to the contrary contained herein, Landlord shall not commence any action for, nor require Tenant to pay damages calculated in accordance with the provisions of paragraph (a) above prior to the date upon which any rights of any

Leasehold Mortgagee pursuant to Article 43 (if applicable) to cure Tenant's default and to request and receive a new lease have expired.

          24.02. Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this lease would have expired if it had not been so terminated under the provisions of Article 22, or had Landlord not reentered the Premises. Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. Nothing herein contained shall be construed to limit or prejudice the right of Landlord to prove for and obtain as damages by reason of the termination of this lease or reentry on the Premises for the default of Tenant under this lease an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved whether or not such amount be greater than any of the sums referred to in Section 24.01. Notwithstanding any provisions of this lease to the contrary, Landlord shall not be liable to Tenant, and Tenant shall not be liable to Landlord, for indirect, consequential, special, punitive, exemplary, incidental or other like damages (including, without limitation, damages to Landlord for lost profits or opportunities, or the loss by foreclosure, deed in lieu, or otherwise, of all or any portion of Landlord's interest in the Premises), even if arising from any act, omission or negligence of such party or from the breach by such party of its obligations under this lease.

          24.03. Intentionally Omitted.

          24.04. In addition, if this lease is terminated under the provisions of Article 22, or if Landlord shall reenter the Premises under the provisions of Article 23, Tenant agrees that:

                (a) the Premises then shall be in the condition in which Tenant has agreed to surrender the same to Landlord at the expiration of the term hereof;

                (b) Tenant shall have performed prior to any such termination any covenant of Tenant contained in this lease for the making of any Alterations or for restoring or rebuilding the Premises or any part thereof; and

                (c) for the breach of any covenant of Tenant set forth above in this Section 24.04, Landlord shall be entitled immediately, without notice or other action by Landlord, to recover, and Tenant shall pay, as and for liquidated damages therefor, the cost of performing such covenant (as estimated by a reputable independent contractor selected by Landlord).

          24.05. In addition to any other remedies Landlord may have under this lease, and without reducing or adversely affecting any of Landlord's rights and remedies under Article 22, if any installment of Fixed Rent or of any Additional Charges payable hereunder by Tenant to Landlord is not paid within five (5) Business Days after the due date thereof, the same shall bear interest at the Interest Rate from the due date thereof until paid, and the amount of such interest shall be an Additional Charge hereunder. For the purposes of this Section 24.04, a rent bill sent by first class mail, to the address to which notices are to be given under this lease, shall be deemed a proper demand for the payment of the amounts set forth therein. To the extent that Tenant is required under this lease to make any payments directly to third parties on behalf of Landlord, Tenant shall be responsible for any late charges or interest imposed by such third parties in the event that Tenant does not make such payments in a timely manner.

                                  ARTICLE 25

                              Affirmative Waivers
                              -------------------

          25.01. Tenant, on behalf of itself and any and all persons claiming through or under Tenant, does hereby waive and surrender all right and privilege which it, they or any of them might have under or by reason of any present or future law, to redeem the Premises or to have a continuance of this lease after being dispossessed or ejected therefrom by process of law or under the terms of this lease or after the termination of this lease as provided in this lease.

          25.02. If Tenant shall be in default, after the expiration of any applicable notice and grace periods, in the payment of Fixed Rent or Additional Charges, Tenant waives Tenant's right, if any, to designate the items to which any payments made by Tenant are to be credited, and Tenant agrees that Landlord may apply any payments made by Tenant to such items as Landlord sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items which any such payments shall be credited.

          25.03. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, including, without limitation, any claim of injury or damage, and any emergency and other statutory remedy with respect thereto.

          25.04. Tenant shall not interpose any counterclaim of any kind in any action or proceeding commenced by Landlord to recover possession of the Premises (other than compulsory counterclaims), provided that nothing herein shall be deemed to preclude Tenant from bringing a separate action for any claim that Tenant may have hereunder.

                                  ARTICLE 26

                                  No Waivers
                                  ----------

          26.01. The failure of either party to insist in any one or more instances upon the strict performance of any one or more of the obligations of this lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this lease or of the right to exercise such election, and such right to insist upon strict performance shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt by Landlord or tender by Tenant of Fixed Rent or partial payments thereof or Additional Charges or partial payments thereof with knowledge of breach by Tenant or Landlord, as the case may be, of any obligation of this lease shall not be deemed a waiver of such breach.

          26.02. If there be any agreement between Landlord and Tenant providing for the cancellation of this lease upon certain provisions or contingencies and/or an agreement for the renewal hereof at the expiration of the term, the right to such renewal or the execution of a renewal agreement between Landlord and Tenant prior to the expiration of the term shall not be considered an extension thereof or a vested right in Tenant to such further term so as to prevent Landlord from canceling this lease and any such extension thereof during the remainder of the original term; such privilege, if and when so exercised by Landlord, shall cancel and terminate this lease and any such renewal or extension; any right herein contained on the part of Landlord to cancel this lease shall continue during any extension or renewal hereof; any option on the part of Tenant herein contained for an extension or renewal hereof shall not be deemed to give Tenant any option for a further extension beyond the first renewal or extended term, unless such additional options are expressly provided for herein.

                                  ARTICLE 27

                           Curing Tenant's Defaults
                           ------------------------

          27.01. If Tenant shall default in the performance of any of Tenant's obligations under this lease and such default continues after written notice and the expiration of the applicable grace period, if any, Landlord or any Superior Mortgagee without thereby waiving such default, may (but shall not be obligated to) perform the same for the account and at the expense of Tenant (provided such expense is commercially reasonable). If Landlord effects such cure by bonding any lien which Tenant is required to bond, Tenant shall obtain and substitute a bond for Landlord's bond at its sole cost and expense and reimburse Landlord for the commercially reasonable cost of Landlord's bond.

          27.02. Bills for any reasonable actual out-of-pocket expenses incurred by Landlord in connection with any such performance by it for the account of Tenant, and bills for all reasonable actual out-of-pocket costs, expenses and disbursements of every kind and nature whatsoever, including reasonable counsel fees, involved in collecting or endeavoring to collect the Fixed Rent or Additional Charges or any part thereof or enforcing or endeavoring to enforce any rights against Tenant or Tenant's obligations hereunder, under or in connection with this lease or pursuant to law, including any such cost, expense and disbursement involved in instituting and prosecuting summary proceedings or in recovering possession of the Premises after default by Tenant or upon the expiration or sooner termination of this lease, and interest on all sums advanced by Landlord under this Section 27.02 and/or Section 27.01 (at the Interest Rate or the maximum rate permitted by law, whichever is less) may be sent by Landlord to Tenant monthly, or immediately, at its option, and such amounts shall be due and payable (as Additional Charges) in accordance with the terms of such bills, but not sooner than thirty (30) days after the rendering of such bills, together with reasonable documentation with respect to such expenses. Notwithstanding anything to the contrary contained in this Section, Tenant shall have no obligation to pay the costs, expenses or disbursements of Landlord in any proceeding in which there shall have been rendered a final judgment against Landlord, and the time for appealing such final judgment shall have expired (the "Appeal Deadline") and within thirty (30) days following the Appeal Deadline, Landlord shall reimburse to Tenant any amounts on account thereof that were previously paid by Tenant to any such party together with interest thereon at the Base Rate calculated from the date such amounts were paid by Tenant until the date on which Tenant is so reimbursed in full.

                                  ARTICLE 28

                                    Broker
                                    ------

          28.01 Landlord and Tenant each covenant, warrant and represent that, except for Citigroup Global Markets, Inc. ("Broker") no broker was instrumental in bringing about or consummating this lease and that it had no conversations or negotiations with any broker concerning the leasing of the Premises to Tenant. Tenant agrees to indemnify and hold harmless Landlord against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, arising out of any conversations or negotiations had by Tenant with any broker (including Broker). Landlord agrees to indemnify and hold harmless Tenant against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, arising out of conversations or negotiations had by Landlord with any broker other than Broker. The provisions of this Article 28 shall survive the expiration or earlier termination of this Lease.

                                  ARTICLE 29

                                    Notices
                                    -------

          29.01. Any notice, statement, demand, consent, approval or other communication required or permitted to be given, rendered or made by either party to this lease or pursuant to any applicable law or requirement of public authority (collectively, "notices") shall be in writing (whether or not so stated elsewhere in this lease) and shall be deemed to have been properly given, rendered or made only if sent by (a) registered or certified mail, return receipt requested, posted in a United States post office station or letter box in the continental United States, (b) nationally recognized overnight courier (e.g., Federal Express) with verification of delivery requested or (c) personal delivery with verification of delivery requested, in any of such cases addressed as follows:

                 If to Landlord as follows:
                      Reckson Court Square, LLC
                      c/o Reckson Associates Realty Corp.
                      1350 Avenue of the Americas
                      Suite 901
                      New York, New York 10019
                      Attn: Property Management

                 with a copy to:
                      Reckson Associates Realty Corp.
                      225 Broadhollow Road
                      Melville, New York 11747
                      Attn: General Counsel

                 If to Tenant as follows:

                      Citigroup Realty Services
                      One Court Square
                      Long Island City, New York 11120
                      Attn:  Director of Real Estate

                 And
                      Citigroup Inc.
                      Corporate Law Department
                      909 Third Avenue, 15th Floor
                      New York, New York 10043
                      Attn: Associate General Counsel of Real Estate



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


                 with a copy to:
                      Paul, Hastings, Janofsky & Walker LLP
                      75 East 55th Street
                      New York, New York 10022
                      Attn:  Dean A. Stiffle, Esq.

and shall be deemed to have been given, rendered or made (i) if mailed, on the second Business Day following the day so mailed, unless mailed to a location outside of the State of New York, in which case it shall be deemed to have been given, rendered or made on the third (3rd) Business Day after the day so mailed, (ii) if sent by nationally recognized overnight courier, on the first Business Day following the day sent or (iii) if sent by personal delivery, when delivered and receipted by the party to whom addressed (or on the date that such receipt is refused, if applicable). Either party may, by notice as aforesaid, designate a different address or addresses for notices intended for it. Rent bills may be given by ordinary mail to Tenant's first address above only, or to such other address as Tenant shall specify. Tenant may send proofs of payment of Additional Charges by ordinary mail to Landlord's first address above only, or to such other address as Landlord shall specify.

          29.02. Notices hereunder from Landlord may be given by Landlord's managing agent, if one exists, or by Landlord's attorney. Notices hereunder from Tenant may be given by Tenant's attorney.

          29.03. In addition to the foregoing, Landlord or Tenant may, from time to time, request in writing that the other party serve a copy of any notice on one other person or entity designated in such request, and Landlord shall also have the right to request in writing that Tenant serve a copy of any notice on any Superior Mortgagee, such service in any case to be effected as provided in Section 29.01 or 29.02.

          29.04. All notices given by Landlord under Section 22.02 shall contain a statement in at least 12-point bold type and capital letters stating "THIS IS A DEFAULT NOTICE" as a condition to the effectiveness thereof.

                                  ARTICLE 30

                             Estoppel Certificates
                             ---------------------

          30.01. Each party agrees, at any time and from time to time, as requested by the other party with not less than ten (10) Business Days' prior notice, to execute and deliver to the other a statement in the form annexed hereto as Exhibit M-1 (with such



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other information concerning this lease as Landlord or any Superior Mortgagee may reasonably request), in the case of a statement to be delivered by Tenant, and in the form annexed hereto as Exhibit M-2 (with such other information concerning this lease as Tenant may reasonably request), in the case of a statement to be delivered by Landlord, it being intended that any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by the party requesting the certificate and by others with whom such party may be dealing, regardless of independent investigation; provided, however, the reliance referred to herein shall be limited to the party giving such statement being estopped from contradicting any of the statements made in such certificate.

                                  ARTICLE 31

                              Memorandum of Lease
                              -------------------

          31.01. Tenant shall not record this lease, but contemporaneous herewith, Landlord and Tenant shall execute, acknowledge and deliver to other, and Tenant may record, a statutory form of memorandum with respect to this lease pursuant to the provisions of Section 291-C of the Real Property Law of the State of New York. Following the expiration of the term of this lease (as the same may be extended), Tenant shall enter into such documentation as is reasonably required by Landlord in form reasonably acceptable to Tenant to remove the memorandum of record. The form of memorandum of lease annexed hereto as Exhibit I is hereby approved by both Landlord and Tenant for purposes of this Article 31.

                                  ARTICLE 32

                        No Representations by Landlord
                        ------------------------------

          32.01. Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant, in executing and delivering this lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this lease or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this lease and shall expressly refer to this lease. All understandings and agreements heretofore had between the parties are merged in this lease and any other written agreement(s) made concurrently herewith, which alone fully and completely express the agreement of the parties and which are entered into after full investigation, neither party relying upon any statement or representation not embodied in this lease or any other written agreement(s) made concurrently herewith.



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


                                  ARTICLE 33

                                   Easements
                                   ---------

          33.01. So long as Tenant is a Citibank Tenant, Tenant shall have the right to grant easements or enter into reciprocal easement or other agreements to the extent desirable for the purposes of (i) extending the sidewalks and/or closing off streets adjacent to Premises, and/or (ii) running, maintaining and operating telecommunication cabling (herein called "Cables") between the Real Property and the improvements, if any, to be constructed on that certain land located in Long Island City, New York more particularly shown as Phase I and Phase II on Exhibit L annexed hereto (the "Adjacent Parcel") (which easements, at the election of Tenant, may run with the land) so long as (a) any such easements and agreements do not materially reduce the value of the Premises,
(b) any such easements and agreements do not materially adversely affect Landlord's ability to operate a multi-tenant Building under the Amended and Restated Lease or (c) any such easements and agreements do not adversely affect Landlord's ability to finance Landlord's interest in the Real Property, and (d) in the case of item (ii), the Adjacent Parcel is owned, controlled or occupied by Citibank, N.A. or any of its Affiliates, and Tenant, at its sole cost and expense, will be responsible to disconnect the Cables from the Adjacent Building and the Building and, if necessary, seal up any connecting pipes or conduits relating thereto, if the Cables are no longer being used by an occupant of both the Building and the Adjacent Building. Landlord shall, at no cost to Landlord, join in the grant of any such easements and shall cause any Superior Mortgagee to subordinate the lien of its mortgage or deed of trust thereto.

                                  ARTICLE 34

                                   Holdover
                                   --------

          34.01. (a) In the event this lease is not renewed or extended or a new lease is not entered into between the parties, and if Tenant shall then hold over after the expiration of the term of this lease (it being agreed that Tenant shall not be deemed holding over by the mere fact that Tenant's Property and/or Specialty Alterations remain in the Premises after the expiration of the term of this lease), the parties hereby agree that Tenant's occupancy of the Premises after the expiration of the term shall be under a month-to-month tenancy commencing on the first day after the expiration of the term of this lease, which tenancy shall be upon all of the terms set forth in this lease except Tenant shall pay on the first day of each month of the holdover period as Fixed Rent, an amount equal to the product obtained by multiplying (i) the greater of (A) one-twelfth of the Fixed Rent payable by Tenant during the last year of the term of this lease (i.e., the year immediately prior to the holdover period) or (B) an amount equal to the then market rental value for the Premises, taking into account all relevant factors, by (ii) one hundred ten (110%) percent for the first month of such month-to-month tenancy, one hundred



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


fifteen (115%) percent for the next two months of such month-to-month tenancy, one hundred twenty-five (125%) percent for the next three months of such month-to-month tenancy, and one hundred fifty (150%) percent thereafter. Tenant may dispute such market rental value for the Premises as estimated by Landlord by giving notice to Landlord within, but in no event after, thirty
(30) days after the giving of Landlord's notice to Tenant (as to the giving of which notice to Landlord, time shall be deemed of the essence). Enclosed with such notice, Tenant shall be required to furnish to Landlord the written opinion of a reputable New York licensed real estate broker having leasing experience in the Borough of Manhattan, for a period of not less than ten (10) years setting forth said broker's good faith opinion of the market rental value of the Premises. If Tenant and Landlord are unable to resolve any such dispute as to the market rental value for the Premises then such dispute shall be resolved by an independent arbitrator who shall be a real estate broker of similar qualifications and shall be selected from a listing of not less than three (3) brokers furnished by the Manhattan office of the American Arbitration Association (herein called the "AAA") (or any successor thereto) to Tenant and Landlord (at the request of either Landlord or Tenant). If Landlord and Tenant are unable to agree upon the selection of the individual arbitrator from such listing, then the first arbitrator so listed by the Manhattan office of the AAA (or any successor thereto) shall be conclusively presumed to have been selected by both Landlord and Tenant and the decision of such arbitrator shall be conclusive and binding upon the parties as to the market rental value for the Premises. Pending the determination of the market rental value of the Premises upon the expiration of the term of this lease, Tenant shall pay to Landlord as Fixed Rent an amount computed in accordance with clause (A) or (B) of this Section 34.01(a) (as Landlord shall then elect), and upon determination of the market rental value of the Premises in accordance with the preceding provisions hereof appropriate adjustments and payments shall be effected. In the event that Landlord shall have elected to charge Tenant Fixed Rent in an amount computed in accordance with clause (B) of this Section 34.01(a), then that portion of such Fixed Rent (herein called the "Holdover Stub Amount") that is the difference between (1) the Fixed Rent computed in accordance with clause (B) of this Section 34.01(a) and (2) the Fixed Rent computed in accordance with clause (A) of this Section 34.01(a), shall be held in escrow by a reputable law firm designated by Landlord pending the determination of the market rental value of the Premises in accordance with the preceding provisions hereof, and any interest earned on such Holdover Stub Amount shall be added to and follow that portion of the Holdover Stub Amount that is paid to Landlord and/or Tenant in accordance with the decision of the arbitrator making such determination. It is further stipulated and agreed that if Landlord shall, at any time after the expiration of the original term of this lease or after the expiration of any term created thereafter, proceed to remove Tenant from the Premises as a holdover, the Fixed Rent for the use and occupancy of the Premises during any holdover period shall be calculated in the same manner as set forth above.

                (b) Notwithstanding anything to the contrary contained in this lease, the acceptance of any rent paid by Tenant pursuant to Section 34.01(a) shall not



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


preclude Landlord from commencing and prosecuting a holdover or summary eviction proceeding, or from collecting any amounts (including, without limitation, reasonable counsel fees) payable by Tenant pursuant to Section
27.02 in connection with any such holdover or summary eviction proceeding, and the preceding sentence shall be deemed to be an "agreement expressly providing otherwise" within the meaning of Section 223-c of the Real Property Law of the State of New York but in no event shall Tenant be responsible to the Landlord for any monetary damages, including, without limitation, any consequential, punitive, special or speculative damages of any kind, lost profits or like damages alleged to have occurred as a result of any breach of this Lease, if any, suffered by the Landlord by reason of the Tenant's holdover in the Premises.

                                  ARTICLE 35

                   Miscellaneous Provisions and Definitions
                   ----------------------------------------

          35.01. Modifications. No agreement shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this lease, in whole or in part, including, without limitation, this Section 35.01, unless such agreement is in writing, refers expressly to this lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge, termination or effectuation of the abandonment is sought. As set forth in the proviso contained in Section 7.05(a), IN THE CASE OF ANY MODIFICATION OF THIS LEASE AFTER AN ASSIGNMENT OF THIS LEASE WHICH INCREASES THE OBLIGATIONS OF OR DECREASES THE RIGHTS OF TENANT, THE NAMED TENANT AND ANY SUBSEQUENT ASSIGNOR OF THIS LEASE SHALL NOT BE LIABLE FOR ANY SUCH INCREASE OR DECREASE UNLESS IT HAS GIVEN ITS WRITTEN CONSENT THERETO.

          35.02. Successors and Assigns. Except as otherwise expressly provided in this lease, the obligations of this lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party is named or referred to; provided, however, that (a) no violation of the provisions of Article 7 shall operate to vest any rights in any successor or assignee of Tenant and (b) the provisions of this Article 35 shall not be construed as modifying the conditions of limitation contained in Article 22.

          35.03. Limitation on Liability. Tenant shall look only to Landlord's estate and property in the Real Property (which shall be deemed to include the proceeds of any insurance (net of any required expenditures under this lease made by Landlord), condemnation (after all required expenditures under this lease made by Landlord), sale or refinancing proceeds received by Landlord with respect to the Real Property) for the satisfaction of Tenant's remedies, for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and otherwise no other property or assets of Landlord or any



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


property or assets of its partners, officers, directors, shareholders or principals, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Premises. Notwithstanding the foregoing, with respect to any sale, all undisputed Landlord Reimbursement Amounts and other amounts that are then payable by Landlord to Tenant under this lease and that remain outstanding as of the closing date of such sale shall be paid to Tenant prior to or concurrently with such closing, and either (x) if the parties shall have been unable to resolve any outstanding disputes with respect to any Landlord Reimbursement Amounts or other such amounts that are payable by Landlord to Tenant under this lease, Landlord shall place an amount equal to the aggregate of any such amounts which are the subject of such dispute into escrow with a reputable law firm or title company reasonably acceptable to Landlord and Tenant prior to or concurrently with such closing, and to be held for disbursement pending the resolution of such dispute (with any interest earned on such amounts to be added to and follow that portion of such amounts that is paid to Landlord and/or Tenant in accordance with the decision of the arbitrator(s) making such determination), with all undisputed amounts to be paid at or prior to the closing, or (y) the purchaser (in the event of a sale) shall assume the obligation of Landlord with respect to any such disputed Landlord Reimbursement Amounts and other amounts that are payable by Landlord to Tenant under this lease. Further, any contract respecting such sale must provide for an assumption by purchaser of the contingent liability for the unaccrued portion of Landlord Reimbursement Amounts. The obligations of Tenant under this Lease do not constitute personal obligations of the individual partners, directors, officers, or shareholders of Tenant.

          35.04. Force Majeure. Except as expressly provided in this lease, Tenant shall have no liability whatsoever to Landlord because (i) Tenant is unable to fulfill, or is delayed in fulfilling, any of its obligations under this lease by reason of strike, lock-out or other labor trouble, governmental preemption of priorities or other controls in connection with a national or other public emergency or shortages of fuel, supplies or labor resulting therefrom, or any other cause, whether similar or dissimilar, beyond Tenant's reasonable control; or (ii) of any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises, by reason of any requirement, act or omission of the public utility or others serving the Building with electric energy, steam, oil, gas or water, or for any other reason whether similar or dissimilar, beyond Tenant's reasonable control (the foregoing circumstances described in this Section 35.04 being herein called "Force Majeure Causes"). In no event shall lack of funds be deemed a Force Majeure Cause, nor shall any matter be deemed to be beyond Tenant's reasonable control if the same could be remedied by the satisfaction of a lien, judgment or other monetary obligation. The provisions of this Section 35.04 shall not extend (a) any obligation of Tenant to pay money, (b) Tenant's obligation to vacate the Premises or any applicable portion thereof at the end of the term of this lease applicable thereto, (c) any obligation in respect of which this lease provides that time is of the essence with respect to a particular date or period, or the provisions of this lease expressly limit the amount of time by which such obligation



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


shall be excused by reason of Force Majeure Causes, and (d) any date that is expressly set forth in this lease on which Tenant must furnish any notice or information, make any election or exercise any right.

          35.05. Definitions. For the purposes of this lease, the following terms have the meanings indicated:

                (a) The term "Business Day" shall mean any day that the New York Stock Exchange is open for business.

                (b) The term "CPI" shall mean the Consumer Price Index for All Urban Consumers ("CPI-AUC"), New York, New York-Northeastern New Jersey, All Items (1982-1984=100), issued and published by the Bureau of Labor Statistics of the United States Department of Labor. In the event that CPI-AUC ceases to use a 1982-84 base rate of 100 as the basis of calculation, then the CPI-AUC shall be adjusted to the figure that would have been arrived at had the manner of computing the CPI-AUC in effect at the date of this lease not been altered. If CPI-AUC is not available or may not lawfully be used for the purposes herein stated, the term "CPI" shall mean (i) a successor or substitute index to CPI-AUC, appropriately adjusted; or (ii) if such a successor or substitute index is not available or may not lawfully be used for the purposes herein stated, a reliable governmental or other non-partisan publication, selected by Tenant and approved by Landlord (which approval shall not be unreasonably withheld or delayed), evaluating the information theretofore used in determining CPI-AUC.

                (c) The term "CPI Fraction shall mean as of each January 1st during the term of this lease (an "Adjustment Date"), a fraction (a) the numerator of which is the CPI for the month immediately preceding such Adjustment Date and (b) the denominator of which is the CPI for the month in which the immediately preceding Adjustment Date occurred.

                (d) The term "mortgage" shall include a mortgage and/or a deed of trust, and the term "holder of a mortgage" or "mortgagee" or words of similar import shall include a mortgagee of a mortgage or a beneficiary of a deed of trust.

                (e) The terms "Legal Requirements" and "laws and requirements of any public authorities" and words of a similar import shall mean laws and ordinances of any or all of the federal, state, city, town, county, borough and village governments, including, without limitation, The Americans with Disabilities Act of 1990, as amended, and rules, regulations, orders and directives of any and all departments, subdivisions, bureaus, agencies or offices thereof, and of any other governmental, public or quasi-public authorities having jurisdiction over the Premises, and the direction of any public officer pursuant to law, whether now or hereafter in force, as well as the requirements under the Existing Agreements and the Recorded Agreements, as same may be hereinafter amended.

                (f) The term "requirements of insurance bodies" and words of similar import shall mean rules, regulations, orders and other requirements of the New York Board of Underwriters and/or the New York Fire Insurance Rating Organization and/or any other similar body performing the same or similar functions and having jurisdiction or cognizance over the Premises, whether now or hereafter in force.

                (g) The term "Tenant" shall mean the Tenant herein named or any assignee or other successor in interest (immediate or remote) of the Tenant herein named, which at the time in question is the owner of the Tenant's estate and interest granted by this lease; but the foregoing provisions of this subsection shall not be construed to permit any assignment of this lease or to relieve the Tenant herein named or any assignee or other successor in interest (whether immediate or remote) of the Tenant herein named from the full and prompt payment, performance and observance of the covenants, obligations and conditions to be paid, performed and observed by Tenant under this lease, unless Landlord and Tenant shall otherwise agree.

                (h) The term "Landlord" shall mean only the owner at the time in question of Landlord's interest in the Real Property or a lease of the Real Property, so that in the event of any transfer or transfers of Landlord's interest in the Real Property or a lease thereof, the transferor shall be and hereby is relieved and freed of all obligations of Landlord under this lease accruing after such transfer; provided, however, that such transferee has assumed and agreed in writing (or is required by an Superior Mortgagee SNDA Agreement between such transferee and Tenant or by operation of law) to perform and observe all obligations of Landlord herein during the period it is the holder of Landlord's interest under this lease.

                (i) The terms "herein," "hereof" and "hereunder," and words of similar import, shall be construed to refer to this lease as a whole, and not to any particular article or section, unless expressly so stated.

                (j) The term "and/or" when applied to one or more matters or things shall be construed to apply to any one or more or all thereof as the circumstances warrant at the time in question.

                (k) The term "person" shall mean any natural person or persons, a partnership, a corporation, joint venture, estate, trust, unincorporated associated or any other form of business or legal association or entity or any federal, state, county or municipal government or any bureau, department or agency thereof.

                (l) The term "Interest Rate," when used in this lease, shall mean an interest rate equal to three (3%) percent above the so-called annual "Base Rate" of interest established and approved by Citibank, N.A., New York, New York (herein called the "Base Rate"), from time to time, as its interest rate charged for unsecured loans to its corporate customers, but in no event greater than the highest lawful rate from time to time in effect.


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

                (m) The term "Hazardous Materials" shall, for the purposes hereof, mean any flammable explosives, radioactive materials, hazardous wastes, hazardous and toxic substances, or related materials, asbestos or any material containing asbestos, or any other hazardous substance or material, defined as such by any federal, state or local environmental law, ordinance, rule or regulation including, without limitation, CERCLA, RCRA and HMTA, as each of same may have been amended, and in the regulations adopted and publications promulgated pursuant to each of the foregoing.

          35.06. Survival. Upon the expiration or other termination of this lease neither party shall have any further obligation or liability to the other except as otherwise expressly provided in this lease and except for such obligations as by their nature or under the circumstances can only be, or by the provisions of this lease, may be, performed after such expiration or other termination; and, in any event, unless otherwise expressly provided in this lease, any liability for a payment (including, without limitation, Additional Charges and Landlord Reimbursement Amounts under Article 3) which shall have accrued to or with respect to any period ending at the time of, or in the case of Landlord Reimbursement Amounts, following, the expiration or other termination of this lease shall survive the expiration or other termination of this lease, subject to any deadlines expressly set forth in Article 3 or in any other applicable provision of this lease. In the event that Tenant shall be entitled to a refund or credit from Landlord hereunder at the time of the expiration or termination of the term of this lease, the amount of such refund or credit shall be paid to Tenant within thirty (30) days after such expiration or termination, unless otherwise expressly set forth in this lease, failing which any unpaid amount shall bear interest at the Interest Rate from the due date thereof until such amount is paid to Tenant.

          35.07. (a) Requests for Consent. If Tenant shall request Landlord's consent and Landlord shall fail or refuse to give such consent, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent, it being intended that, except as expressly provided in this lease, Tenant's sole remedy shall be an action for specific performance or injunction, and that such remedy shall be available only in those cases where Landlord has expressly agreed in writing not to unreasonably withhold its consent or where as a matter of law Landlord may not unreasonably withhold its consent. Notwithstanding the foregoing, Tenant shall not be deemed to have waived a claim for damages if there is a final judicial determination from which time for appeal has been exhausted that Landlord acted maliciously or in bad faith in exercising its judgment or withholding its consent or approval despite its agreement to act reasonably, in which case Tenant shall have the right to make a claim for the actual damages incurred by Tenant, but in no event shall Landlord, nor any partner, director, officer, principal, shareholder, agent, servant or employee of Landlord be liable for indirect, consequential, special, punitive, exemplary, incidental or other like damages. Tenant shall have the right to seek such a final judicial determination that Landlord acted maliciously or in bad faith without respect to whether Tenant pursued an action for specific performance or injunction, or whether Tenant pursued an arbitration relating to Landlord's withholding of consent pursuant to any provision of this lease.

                (b) If Tenant desires to determine any dispute between Landlord and Tenant as to the reasonableness of Landlord's decision to refuse to consent or approve any item as to which Landlord has specifically agreed that its consent or approval shall not be unreasonably withheld, such dispute shall be settled and finally determined by arbitration in The City of New York in accordance with the following provisions of this Section 35.07(b). Within ten (10) Business Days next following the giving of any notice by Tenant stating that it wishes such dispute to be so determined, Landlord and Tenant shall each give notice to the other setting forth the name and address of an arbitrator designated by the party giving such notice. If the two arbitrators shall fail to agree upon the designation of a third arbitrator within five (5) Business Days after the designation of the second arbitrator then either party may apply to the Manhattan office of the AAA for the designation of such arbitrator and if he or she is unable or refuses to act within ten (10) Business Days, then either party may apply to the Supreme Court in New York County or to any other court having jurisdiction for the designation of such arbitrator. The three arbitrators shall conduct such hearings as they deem appropriate, making their determination in writing and giving notice to Landlord and Tenant of their determination as soon as practicable, and if possible, within five (5) Business Days after the designation of the third arbitrator; the concurrence of or, in the event no two of the arbitrators shall render a concurring determination, then the determination of the third arbitrator designated, shall be binding upon Landlord and Tenant. Judgment upon any decision rendered in any arbitration held pursuant to this Section 35.07(b) shall be final and binding upon Landlord and Tenant, whether or not a judgment shall be entered in any court. Each party shall pay its own counsel fees and expenses, if any, in connection with any arbitration under this
Section 35.07(b), including the expenses and fees of any arbitrator selected by it in accordance with the provisions of this Section 35.07(b), and the parties shall share all other expenses and fees of any such arbitration. The arbitrators shall be bound by the provisions of this lease, and shall not add to, subtract from or otherwise modify such provisions. The sole remedy which may be awarded by the arbitrators in any proceeding pursuant to this Section 35.07(b) is an order compelling Landlord to consent to or approve the matter in dispute, and the arbitrators may not award damages or grant any monetary award or any other form of relief. Any determination by the arbitrators that Landlord was unreasonable in refusing to grant its consent or approval as to the matter in dispute shall be deemed a granting of Landlord's consent or approval, and upon receipt of the arbitrators' determination, Tenant shall be authorized to take the action for which Landlord's consent or approval was sought.

          35.08. Excavation upon Adjacent Land or Under the Building. If an excavation shall be made upon land adjacent to or under the Building, or shall be authorized to be made, then, subject to any applicable provisions of
Article 16, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter




                                      84
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the Premises for the purpose of performing such work as said person shall deem reasonably necessary or desirable to preserve and protect the Building from injury or damage to support the same by proper foundations, without any claim for damages or liability against Landlord and without reducing or otherwise affecting Tenant's obligations under this lease. In the event that Landlord or its employees or contractors shall perform such excavation, Landlord shall use reasonable efforts to cause the foregoing to be performed in such a manner as to minimize any interference with Tenant's operation of its business in the Premises and, Landlord shall indemnify Tenant from and against any and all claims arising from or in connection with the performance of such work, together with all reasonable, actual out-of-pocket costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all reasonable attorneys' fees and expenses.

          35.09. Governing Law; Severability; Captions; Rules of Interpretation; Independent Covenants; Gender. Irrespective of the place of execution or performance, this lease shall be governed by and construed in accordance with the laws of the State of New York. If any provisions of this lease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this lease and the application of that provision to other persons or circumstances shall not be affected but rather shall remain valid and be enforced to the extent permitted by law. The table of contents, captions, headings and titles in this lease are solely for convenience of references and shall not affect its interpretation. This lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this lease to be drafted. Each covenant, agreement, obligation or other provision of this lease on Tenant's part to be performed, shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this lease. All terms and words used in this lease, shall be deemed to include any other number and any other gender as the context may require.

          35.10. Time for Payment of Rent. If under the terms of this lease Tenant is obligated to pay Landlord a sum in addition to the Fixed Rent under the lease and no payment period therefor is specified, Tenant shall pay Landlord the amount due within thirty (30) days after being billed (accompanied by reasonable supporting documentation where such supporting documentation is required by an express provision of this lease). If any amount payable by Landlord to Tenant hereunder is not paid within five (5) Business Days after the due date thereof, unless otherwise set forth in any other provision of this lease, the same shall bear interest at the rate set forth in Section 24.05 from the due date thereof until such amount is paid to Tenant.

          35.11. Due Authorization; Execution and Delivery. Each party hereto represents and warrants to the other that this lease has been duly authorized, executed and delivered by such party. Landlord further represents and warrants that the Office of Foreign Assets Control of the United States Department of the Treasury has not listed



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Landlord or any of Landlord's affiliates, or any person that controls, is controlled by, or is under common Control with Landlord, on its list of Specially Designated Nationals and Blocked Persons. Tenant further represents and warrants that the Office of Foreign Assets Control of the United States Department of the Treasury has not listed Tenant or any of Tenant's Affiliates on its list of Specially Designated Nationals and Blocked Persons.

          35.12. Sales Tax. If any sales or other tax is payable with respect to any cleaning, electricity or other services which Tenant obtains or contracts for directly from any third party or parties, Tenant shall file any required tax returns and shall pay any such tax, and Tenant shall indemnify and hold Landlord harmless from and against any loss, damage or liability suffered or incurred by Landlord on account thereof.

          35.13. Standard for Consent. Whenever this lease provides that a party shall not unreasonably withhold its consent, such phrase shall be deemed to mean that such consent will not be unreasonably withheld, conditioned or delayed.

          35.14. Meaning of Other "tenants". Wherever references are made in this lease to any other "tenant" of the Building, such references shall be deemed to include any occupant occupying space in the Building, whether or not pursuant to a written agreement.

          35.15. Conflicts with Exhibits. Any conflicts between this lease and the exhibits to this lease shall be resolved in favor of this lease.

          35.16. Temporary Takings. Any provision of this lease which prohibits or limits the use or occupancy of any part of the Premises by any government agency or department shall not apply with respect to any temporary taking or occupancy described in Article 20 hereof. Any provision of this lease which requires Tenant to indemnify or otherwise be responsible to Landlord or any other party for the acts or omissions of any occupant of the Premises shall not apply with respect to any government agency or department occupying any portion of the Premises or anyone occupying any portion of the Premises through or under such government agency or department in connection with any temporary taking or occupancy described in Article 20 hereof.

          35.17. Subway Agreement. As of the date of this lease, Tenant has assigned to Landlord, and Landlord has assumed from Tenant, the Subway Agreement. Notwithstanding the foregoing, during the term of this lease, Tenant shall retain the right to negotiate, and direct the Landlord to enter into, amendments and/or modifications to the Subway Agreement; provided, that, any such amendment or modification shall require the consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed; it being understood and agreed that Landlord shall consent to any amendment or modification if the effect of such amendment or modification is to increase Landlord's financial obligations thereunder by no more than $25,000 in the aggregate. Landlord and Tenant acknowledge and agree that any amendment or modification to the




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Subway Agreement which may expose Landlord to liability in excess of $25,000 shall not, in and of itself, be a reasonable basis for Landlord to withhold, condition or delay consent.


                                  ARTICLE 36

                                Extension Terms

          36.01. (a) For purposes hereof:

          the term "First Five Year Option" shall mean Tenant's right to extend the term of this lease for an additional term (herein called the "First Extension Term") of five (5) years commencing on May 12, 2020 and ending on May 11, 2025;

          the term "Second Five Year Option" shall mean Tenant's right to extend the term of this lease for an additional term (herein called the "Second Extension Term") of five (5) years commencing on May 12, 2025 and ending on May 11, 2030. Tenant shall have the right to exercise the Second Five Year Option only if Tenant shall have exercised the First Five Year Option;

          the term "Third Five Year Option" shall mean Tenant's right to extend the term of this lease for an additional term (herein called the "Third Extension Term") of five (5) years commencing on May 12, 2030 and ending on May 11, 2035. Tenant shall have the right to exercise the Third Five Year Option only if Tenant shall have exercised the Second Five Year Option;

          the term "Fourth Five Year Option" shall mean Tenant's right to extend the term of this lease for an additional term (herein called the "Fourth Extension Term") of five (5) years commencing on May 12, 2035 and ending on May 11, 2040. Tenant shall have the right to exercise the Fourth Five Year Option only if Tenant shall have exercised the Third Five Year Option;

          the term "Fifth Five Year Option" shall mean Tenant's right to extend the term of this lease for an additional term (herein called the "Fifth Extension Term") of five (5) years commencing on May 12, 2040 and ending on May 11, 2045. Tenant shall have the right to exercise the Fifth Five Year Option only if Tenant shall have exercised the Fourth Five Year Option;

          the term "Extension Option" shall mean the First Five Year Option or the Second Five Year Option or the Third Five Year Option or the Fourth Five Year Option or the Fifth Five Year Option, as the case may be;





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          the term "Extension Term" shall mean the First Extension Term or the
Second Extension Term or the Third Extension Term or the Fourth Extension Term or the Fifth Extension Term, as the case may be;

          the term "Extension Premises" shall mean that portion of the Premises selected by Tenant and designated in the Extension Election Notice; provided, however, that Tenant only shall have the right to designate as the Extension Premises either:

               (i) so long as Tenant has not exercised the Insurance Election, the entire Premises demised by this lease as of the date on which Tenant gives the applicable Extension Election Notice (the "Option One Extension Premises"); or

               (ii) a portion of the Premises demised by this lease as of the date on which Tenant gives the applicable Extension Election Notice, containing not less than three (3) full contiguous Office Floors on or above the 6th floor of the Building, plus, if Tenant elects in Tenant's sole discretion, all or any portion of the (w) retail space and/or storage space located in the Lobby and/or Sub-concourse, (x) Mechanical Areas, (y) rooftop areas of the Building, and (z) the 3rd floor and/or 4th floor and/or 50th floor of the Building, whether or not the same shall be contiguous to any other portion of such Extension Premises (the "Option Two Extension Premises"); or

               (iii) all or any portion of the Premises comprising retail space and/or storage space located in the lobby and/or concourse areas of the Building as shown on Exhibit B-2 and Exhibit B-3 annexed to the Amended and Restated Lease (the "Option Three Extension Premises").

Any Extension Election Notice which fails to designate as the Extension Premises one of the three options set forth in the immediately preceding sentence shall be deemed to constitute a designation of the Option One Extension Premises.

                (b) The applicable Extension Option may be exercised only by Tenant giving notice to Landlord to that effect (herein called an "Extension Election Notice") at least fifteen (15) months prior to the expiration of the initial term of this lease or the then Extension Term, as the case may be. Time shall be of the essence with respect to the exercise of each Extension Option. Within fifteen (15) days after Landlord receives an Extension Election Notice, Landlord shall deliver a notice to Tenant specifying its estimate of ninety-five percent (95%) of the Market Value Rent for the Extension Premises for such Extension Term (herein called a "Rent Notice"); provided, that, notwithstanding the foregoing, Landlord may elect to deliver a Rent Notice at any time prior to the date that is three hundred fifty (350) days prior to the expiration of the initial term of this lease or the then Extension Term, as the case may be, without regard to when Landlord actually received the Extension Election Notice. Tenant shall notify Landlord within thirty (30) days after the date that Tenant receives the Rent Notice




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whether it approves Landlord's estimate of ninety-five percent (95%) of the
Market Value Rent (herein called a "Response Notice"). If Tenant fails to reject such estimate within such thirty (30) day period, Landlord shall have the right to give a second notice to Tenant (herein called a "Landlord's Notice"), which notice, as a condition to its effectiveness, shall state in bold capital letters that it is a DEEMED REVOCATION NOTICE, and if Tenant fails to reject such estimate within five (5) business days after the giving of the Landlord's Notice to Tenant, time being of the essence, then Tenant shall be deemed to have sent a Revocation Notice. If Tenant gives a Response Notice that it disapproves of Landlord's designation of ninety-five percent (95%) of the Market Value Rent, then Landlord and Tenant shall negotiate in good faith for a period of thirty (30) days after the date of the Response Notice to reach agreement on ninety-five percent (95%) of the Market Value Rent. If Landlord and Tenant do not reach agreement on ninety-five percent (95%) of the Market Value Rent within the thirty (30) day period, then Tenant, as its sole options, may either (i) revoke its Extension Election Notice by delivering a "Revocation Notice" (herein so called) to Landlord within ten
(10) days after the end of the thirty (30) day negotiation period (herein called the "Revocation Period"), or (ii) deliver an "Arbitration Notice" (herein so called) to Landlord before the end of the Revocation Period, notifying Landlord of its election to submit the determination of Market Value Rent to arbitration in accordance with Section 36.03. If Tenant does not deliver a Revocation Notice or an Arbitration Notice before the end of the Revocation Period, then Tenant shall be deemed to have given a Revocation Notice. If Tenant gives a Revocation Notice before the end of the Revocation Period or is otherwise deemed to have given a Revocation Notice, then Tenant shall have the option to either (i) rescind its exercise of the applicable Extension Option ab initio, in which case Tenant shall have no further rights to extend the term of this lease under this Article 36, (herein called "Option 1") or (ii) extend the term of this lease one (1) time for a period of up to eighteen (18) months in six month multiples (i.e., Tenant may elect to extend the term for six (6), twelve (12) or eighteen (18) months), under the same terms as this lease, except that the Fixed Rent for the period so elected by Tenant shall be at the lower of (x) the Market Value Rent set forth in the Rent Notice (but in no event less than the Fixed Rent per square foot that was payable during the last month of the term of this lease or as of the end of then expiring Extension Term, as applicable (the "Escalated Rent")), or (y) 105% of the Escalated Rent (herein called "Option 2"), and Tenant shall have no further rights under this Article 36. If Tenant gives a Revocation Notice before or is otherwise deemed to have given a Revocation Notice under this
Section 36.01(b) and has failed within ten (10) days of its receipt of Landlord's Notice to either (i) elect Option 1 or Option 2, or (ii) in the case Tenant elects Option 2, specify a period for which Tenant desires to extend the term of this lease, then in either such case, Tenant shall be deemed to have rescinded its Extension Election Notice ab initio and Tenant shall have no further rights to extend the term of this lease under this
Article 36. Subject to the provisions of this Article 36, upon the giving of an Extension Election Notice the term of this lease shall be extended in accordance with the terms hereof for the applicable Extension Term without the execution of any further instrument. Unless the context shall otherwise require, and except as hereinafter set forth with respect to an extension of the





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term of this lease with respect to less than the entire Premises, each
Extension Term shall be upon the same terms, covenants and conditions of this lease as shall be in effect immediately prior to such extension, except that:

                       (A) there shall be no right or option to extend the term of this lease for any period of time beyond the expiration of the Fifth Extension Term;

                       (B) the Fixed Rent for each Extension Term shall be an amount equal to ninety-five percent (95%) of the then Market Value Rent as determined in accordance with this Article 36; and

                       (C) Tenant shall not be entitled to any abatement of Fixed Rent or Additional Charges or any work allowance, and Landlord shall not be obligated to perform any work to prepare the Extension Premises for Tenant's occupancy during the applicable Extension Term.

                  Notwithstanding anything to the contrary contained herein, and in recognition of the fact that many of the terms and conditions of this lease may not be appropriate with respect to a tenancy for less than the entire Premises and Landlord and Tenant would wish to make appropriate amendments or modifications to such terms and conditions, if Tenant designates as the Extension Premises less than the entire Premises, then this lease shall automatically, without further action or execution by the parties, be deemed to be restated and amended as of the commencement date of the applicable Extension Term to reflect all of the terms and conditions set forth in the form of Amended and Restated Lease annexed hereto as Exhibit J, modified only to (i) complete, in accordance with the terms hereof, those items left blank by necessity on said Exhibit J, such as the description of the Extension Premises, Tenant's Share and the amount of Fixed Rent, and (ii) reflect that Tenant will pay increases in Operating Expenses and Taxes over a base year (i.e., as opposed to paying same on a net basis). Upon the request of either party, Landlord and Tenant shall sign and deliver the Amended and Restated Lease annexed hereto, with the completion of items as aforesaid; provided, however, that without limiting the remedies available to either party for the other party's failure or refusal to so sign and deliver said Amended and Restated Lease, such failure by either party shall not in any way affect the aforesaid automatic restatement and amendment of this lease.

          36.02. The exercise of any of the aforesaid options to extend the term of this lease at a time when any default has occurred and is continuing beyond the expiration of any applicable notice or grace period provided for in this lease, shall, upon written notice by Landlord, be void and of no force and effect unless either (i) Landlord shall elect otherwise or (ii) Tenant disputes Landlord's determination that the Extension Election Notice is void and of no force or effect and seeks judicial relief within fifteen (15) Business Days after the giving of such notice by Landlord to Tenant, in which event the issue of whether the Extension Election Notice is void and of no force or effect shall





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be determined by a court of competent jurisdiction. The termination of this lease during the initial term shall also terminate and render void any option or right on Tenant's part to extend this lease for any Extension Term (and the termination of this lease during a particular Extension Term shall also terminate and render void any option or right on Tenant's part to extend this lease for any successive Extension Term), whether or not such option or right shall have been exercised. Tenant's option to extend the term of this lease for the Extension Term may not be severed from this lease or separately sold, assigned or otherwise transferred.

          36.03. (a) If Tenant delivered an Arbitration Notice, then Landlord and Tenant shall negotiate in good faith for a period of thirty (30) days prior to the commencement of the applicable Extension Term to reach agreement on ninety-five percent (95%) of the Market Value Rent. If Landlord and Tenant do not reach agreement on ninety-five percent (95%) of the Market Value Rent within said thirty (30) day period, then either Tenant or Landlord may initiate the arbitration process (the party initiating such process being herein referred to as the "Initiating Party") provided for herein by designating its arbitrator in a subsequent notice to the other party (herein called the "Responding Party") (which notice shall specify the name and address of the person designated to act as an arbitrator on its behalf) given to the Responding Party within thirty (30) days following the commencement of the applicable Extension Term. Within ten (10) Business Days after the Responding Party's receipt of notice of the designation of the Initiating Party's arbitrator, the Responding Party shall give notice to the Initiating Party specifying the name and address of the person designated to act as an arbitrator on its behalf. If the Responding Party fails to notify the Initiating Party of the appointment of its arbitrator within the time above specified, then the Initiating Party shall provide an additional notice to the Responding Party requiring the Responding Party's appointment of an arbitrator within five (5) Business Days after the Responding Party's receipt thereof. If the Responding Party fails to notify the Initiating Party of the appointment of its arbitrator within the time specified by the second notice, the appointment of the second arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator in a case where the two arbitrators appointed hereunder and the parties are unable to agree upon such appointment. The two arbitrators so chosen shall meet within ten
(10) Business Days after the second arbitrator is appointed, and shall exchange sealed envelopes each containing such arbitrator's written determination of an amount equal to ninety-five percent (95%) of the



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Market Value Rent for the Extension Premises during the applicable Extension
Term. Ninety-five percent (95%) of the Market Value Rent specified by Landlord's arbitrator shall herein be called "Landlord's Submitted Value" and ninety-five percent (95%) of the Market Value Rent specified by Tenant's arbitrator shall herein be called "Tenant's Submitted Value". Neither Landlord nor Landlord's arbitrator shall be bound by nor shall any reference be made to the determination of ninety-five percent (95%) of the Market Value Rent for the Extension Premises during the applicable Extension Term which was furnished by Landlord in the Rent Notice. Neither Tenant nor Tenant's arbitrator shall be bound by nor shall any reference be made to the determination of ninety-five percent (95%) of the Market Value Rent for the Extension Premises during the applicable Extension Term which was furnished by Tenant in response to the Rent Notice. Copies of such written determinations shall promptly be sent to both Landlord and Tenant. Any failure of either such arbitrator to meet and exchange such determinations shall be acceptance of the other party's arbitrator's determination as ninety-five percent (95%) of the Market Value Rent, if, and only if, such failure persists for three (3) days after notice to the party for whom such arbitrator is acting, and provided that such three (3) day period shall be extended by reason of any applicable condition of Force Majeure Causes. If the higher determination of ninety-five percent (95%) of Market Value Rent is not more than one hundred two percent (102%) of the lower determination of ninety-five percent (95%) of the Market Value Rent, then ninety-five percent (95%) of the Market Value Rent shall be deemed to be the average of the two determinations. If, however, the higher determination is more than one hundred two percent (102%) of the lower determination, then within five (5) days of the date the arbitrators submitted their respective Market Value Rent determinations, the two arbitrators shall together appoint a third arbitrator. In the event of their being unable to agree upon such appointment within said five (5) day period, the third arbitrator shall be selected by the parties themselves if they can agree thereon within a further period of five (5) days. If the parties do not so agree, then either party, on behalf of both and on notice to the other, may request such appointment by the American Arbitration Association (or any successor organization thereto) in accordance with its rules then prevailing or if the American Arbitration Association (or such successor organization) shall fail to appoint said third arbitrator within fifteen (15) days after such request is made, then either party may apply, on notice to the other, to the Supreme Court, New York County, New York (or any other court having jurisdiction and exercising functions similar to those now exercised by said Court) for the appointment of such third arbitrator. Within five (5) days after the appointment of such third arbitrator, Landlord's arbitrator shall submit Landlord's Submitted Value to such third arbitrator and Tenant's arbitrator shall submit Tenant's Submitted Value to such third arbitrator. Such third arbitrator shall, within thirty (30) days after the end of such five (5) day period, select either Landlord's Submitted Value or Tenant's Submitted Value as ninety-five percent (95%) of the Market Value Rent of the Premises during the applicable Extension Term and send copies of his or her determination promptly to both Landlord and Tenant specifying whether Landlord's Submitted Value or Tenant's Submitted Value shall be ninety-five percent (95%) of the Market Value Rent of the Extension Premises during the applicable Extension Term.

                (b) Each party shall have a right to present evidence to the arbitrators, produce witnesses or experts to be heard by the arbitrators, and provide such other information that may be relevant in connection with the arbitration. The decision of the first and second arbitrator or the third arbitrator, as the case may be, shall be conclusively binding upon the parties, and judgment upon the decision may be entered in any court having jurisdiction.




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                (c) Each party shall pay the fees and expenses of the one of the two original arbitrators appointed by or for such party, and the fees and expenses of the third arbitrator and all other expenses (not including the attorneys' fees, witness fees and similar expenses of the parties which shall be borne separately by each of the parties) of the arbitration shall be borne by the parties equally.

                (d) Each of the arbitrators selected as herein provided shall have at least ten (10) years experience in the leasing or renting of office space in Comparable Buildings.

                (e) In the event the aforesaid arbitration process is initiated, then as of the commencement date of the applicable Extension Term, Tenant shall pay the amount equal to the average of Landlord's Submitted Value and Tenant's Submitted Value and when the determination has actually been made, an appropriate retroactive adjustment shall be made as of the commencement date of applicable Extension Term. Overpayments shall be paid by Landlord to Tenant and underpayments shall be paid by Tenant to Landlord promptly after such determination, in both cases, together with interest thereon at the Base Rate.

          36.04. For purpose for this Article 36, the determination of "Market Value Rent" shall take into account all relevant factors and shall be based upon the rents that an unaffiliated third party would be willing to pay to Landlord to a term comparable to the applicable Extension Term for the applicable Extension Premises on all of the same terms and conditions which the Extension Premises will be leased to Tenant pursuant to the terms of this
Article 36, including, without limitation, the provisions of the Amended and Restated Lease provided that Tenant's shall pay its proportionate share of increases in Taxes and Operating Expenses over a base year (i.e., as opposed to paying same on a net basis).

          36.05. In the event that Tenant exercises any Extension Option with respect to less than the entire Premises then demised by this lease in accordance with the applicable provisions hereof, then effective as of the Expiration Date of the initial term of this lease or the applicable Extension Term, as the case may be, the provisions of this lease governing the respective rights and obligations of Landlord and Tenant as of the expiration of the term of this lease (including, without limitation, the provisions of Article 21 and Article 34 shall apply with full force and effect to the portion of the Premises that has been omitted by Tenant from the Extension Premises.

          36.06. In the event that Tenant designates as the Extension Premises less than the entire Premises, then, prior to the commencement date of the applicable Extension Term, Landlord shall, at its cost, perform the Submetering Work, and Tenant shall perform the Demising Work but only to the extent Tenant would have otherwise been required to do pursuant to Section 4.02(b).







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                                  ARTICLE 37

                                  Arbitration

          37.01. Either party may request arbitration of any matter in dispute which, pursuant to the terms of this lease, expressly allows such dispute to be resolved by arbitration, in which case, except as provided to the contrary elsewhere in this lease, the following procedures shall apply. The party desiring such arbitration shall give notice to the other party. If the parties shall not have agreed on a choice of an arbitrator within fifteen (15) days after the service of such notice, then each party shall, within ten (10) days thereafter appoint an arbitrator, and advise the other party of the arbitrator so appointed. A third arbitrator shall, within ten (10) days following the appointment of the two (2) arbitrators, be appointed by the two arbitrators so appointed or by the AAA, if the two arbitrators are unable, within such ten
(10) day period, to agree on the third arbitrator. If either party fails to appoint an arbitrator (the "Failing Party"), the other party shall provide an additional notice to the Failing Party requiring the Failing Party's appointment of an arbitrator within five (5) Business Days after the Failing Party's receipt thereof. If the Failing Party fails to notify the other party of the appointment of its arbitrator within such five (5) Business Day period, the appointment of the second arbitrator shall be made by the AAA in the same manner as hereinabove provided for the appointment of a third arbitrator in a case where the two arbitrators appointed hereunder are unable to agree upon such appointment. The three (3) arbitrators shall render a resolution of said dispute or make the determination in question. In the absence, failure, refusal or inability of the AAA to act within twenty (20) days, then either party, on behalf of both, may apply to a Justice of the Supreme Court of New York, New York County, for the appointment of the third arbitrator, and the other party shall not raise any question as to the court's full power and jurisdiction to entertain the application and make the appointment. In the event of the absence, failure, refusal or inability of an arbitrator to act, a successor shall be appointed within ten (10) days as hereinbefore provided. Any arbitrator acting under this Article 37 in connection with any matter shall be experienced in the issue with which the arbitration is concerned and shall have been actively engaged in such field for a period of at least ten
(10) years before the date of his appointment as arbitrator hereunder.

          37.02. All arbitrators chosen or appointed pursuant to this Article 37 shall (a) be sworn fairly and impartially to perform their respective duties as such arbitrator, and (b) not be an employee or past employee of Landlord or Tenant or of any other person, partnership, corporation or other form of business or legal association or entity that controls, is controlled by or is under common control with Landlord or Tenant. Within sixty (60) days after the appointment of such arbitrators, such arbitrators shall determine the matter which is the subject of the arbitration and shall issue a written opinion. The decision of the arbitrators shall be conclusively binding upon the parties, and judgment upon the decision may be entered in any court having jurisdiction. Landlord and Tenant shall each pay (i) the fees and expenses of the arbitrator selected by




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it, and (ii) fifty (50%) percent of the fees and expenses of the arbitrator appointed by the AAA. The losing party shall reimburse the prevailing party for the reasonable counsel fees and disbursements incurred by the prevailing party in connection with such arbitration. Each party shall have a right to present evidence to the arbitrators, produce witnesses or experts to be heard by the arbitrators, and provide such other information that may be relevant in connection with the arbitration.

          37.03. Landlord and Tenant agree to sign all documents and to do all other things necessary to submit any such matter to arbitration and further agree to, and hereby do waive, any and all rights they or either of them may at any time have to revoke their agreement hereunder to submit to arbitration and to abide by the decision rendered thereunder. For such period, if any, that this agreement to arbitrate is not legally binding or the arbitrator's award is not legally enforceable, the provisions requiring arbitration shall be deemed deleted, and matters to be determined by arbitration shall be subject to litigation.

          37.04. Any dispute which is required by this lease to be resolved by expedited arbitration shall be submitted to binding arbitration under the Expedited Procedures provisions (currently, Rules 56 through 60) of the Arbitration Rules of the Real Estate Industry of the AAA. In cases where the parties utilize such expedited arbitration: (a) the parties will have no right to object if the arbitrator so appointed was on the list submitted by the AAA and was not objected to in accordance with Rule 54 (except that any objection shall be made within four (4) days from the date of mailing), (b) the Notice of Hearing shall be given four (4) days in advance of the hearing, (c) the first hearing shall be held within seven (7) Business Days after the appointment of the arbitrator, (d) if the arbitrator shall find that a party acted unreasonably in withholding or delaying a consent or approval, such consent or approval shall be deemed granted (but the arbitrator shall not have the right to award damages, unless the arbitrator shall find that such party acted in bad faith), and (e) the losing party in such arbitration shall pay the arbitration costs charged by the AAA and/or the arbitrator, together with the reasonable counsel fees and disbursements incurred by the prevailing party in connection with such arbitration.

          37.05. Arbitration hearings hereunder shall be held in New York County. The arbitrators shall, in rendering any decision pursuant to this
Article 37, answer only the specific question or questions presented to them. In answering such question or questions (and rendering their decision), the arbitrators shall be bound by the provisions of this lease, and shall not add to, subtract from or otherwise modify such provisions.

          37.06. Judgment may be had on the decision and award of an arbitrator rendered pursuant to the provisions of this Article 37 and may be enforced in accordance with the laws of the State of New York.

          37.07. The provisions of this Article 37 shall not be applicable to any arbitration conducted pursuant to Article 34 or Article 36.




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                                  ARTICLE 38

                        Confidentiality; Press Releases

          38.01. Landlord acknowledges that it may have access to certain confidential information of Tenant concerning Tenant's businesses, facilities, operations, plans, proprietary software, technology, and products ("Confidential Information"). Confidential Information shall not include any information that is available to the general public (e.g., SEC filings). Landlord agrees that it will not use in any way, for its own account or the account of any third party, except as expressly permitted by this lease, nor disclose to any third party (except public filings and other information available to the general public, as required by law (including, without limitation, any plans and specifications, drawings or other like items which must be submitted to or filed with any governmental agency), judicial proceeding or to its attorneys, accountants, and other advisors and mortgagees and prospective purchasers of the Real Property, but only as reasonably necessary and subject to the confidentiality provisions hereof), any of Tenant's Confidential Information or any of the terms and conditions of this lease and will take reasonable precautions to protect the confidentiality of such Confidential Information and the terms and conditions of this lease (in each case, except as permitted hereby). Tenant agrees that it will not use in any way, for its own account or the account of any third party, except as expressly permitted by this lease, nor disclose to any third party (except public filings and other information available to the general public, as required by law, judicial proceeding or to its attorneys, accountants, and other advisors, but only as reasonably necessary and subject to the confidentiality provisions hereof), any of the terms and conditions of this lease and will take reasonable precautions to protect the confidentiality of the terms and conditions of this lease (except as permitted hereby). The obligations of Landlord and Tenant under this Section 38.01 shall survive the expiration or termination of this lease.

          38.02. Neither party hereto may issue (or cause to be issued) a press release or written statement to the press with respect or concerning this lease or the terms hereof without the express consent of the other party hereto. Notwithstanding the foregoing, either party shall be permitted to issue any such press release or written statement that is necessary in order to comply with Legal Requirements. Furthermore, upon notice from Tenant that any of Landlord's advertisements or press releases are not consistent with Tenant's corporate policies relating to public relations, Landlord shall endeavor to cause its advertisements and press releases to be consistent with Tenant's corporate policies relating to public relations to the extent same are commercially reasonable.




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

                                  ARTICLE 39

                 Rooftop; Tenant's Antenna and Other Equipment

          39.01. Landlord agrees that, subject to all applicable Legal Requirements, Tenant, at Tenant's sole cost and expense, shall have all rights
(i) with respect to the rooftop of the Building, including without limitation the rights to use the rooftop of the Building and install (and thereafter maintain, repair, and operate) equipment thereon, including without limitation one or more communications apparati (e.g., antennae, microwave dishes or satellite communications apparati) and other mechanical equipment serving the Premises (e.g., equipment serving Tenant's supplemental air-conditioning systems), (ii) in connection therewith, all such rights to install and thereafter maintain, repair, and operate in one or more portions of the Building (together with any shaftways, closets and conduits of the Building) any related support structures, wires and cables for such communications apparati and any other mechanical equipment serving the Premises (including, by way of example, equipment serving Tenant's supplemental air-conditioning systems), and (iii) in connection therewith, the right to grant licenses or other occupancy agreements to third parties for the use of the rooftop and installation of equipment thereon and Tenant shall have exclusive rights to any and all revenue generated therefrom.

          39.02. Tenant agrees that, other than the Rooftop Mechanical Areas (as such term is defined and as such areas are depicted in the Amended and Restated Lease), Tenant shall not enter into any agreement to lease, license or otherwise transfer or encumber any portion of the rooftop areas of the Building located on the 51st, 52nd and 53rd floors of the Building for a term that expires after the Surrender Date.

                                  ARTICLE 40

                             Back-Up Power System

          40.01. Landlord agrees that, subject to all applicable Legal Requirements, Tenant, at Tenant's sole cost and expense, shall have the right to install on any one or more portions of the Building (together with any shaftways, closets and conduits of the Building) and thereafter maintain, repair, and operate: (i) one or more battery-powered uninterruptible power systems, including, without limitation, the Liebert UPS currently located on the 5th floor of the Building (each herein called a "UPS Battery System"), in a portion or portions of the Premises to be designated by Tenant (each such portion herein called a "UPS Area") and (ii) one or more diesel generators and chiller units, including, without limitation, the two (2) Caterpillar 1500 KW diesel generators currently located on the 5th floor of the Building, three
(3) fuel tanks currently located in the loading dock (herein collectively called the "Diesel Generator"), and the 270 ton and 450 ton train chillers located on the 5th floor (the "Chillers"), in a portion or portions of the Premises designated by Tenant (herein called the "Generator Area", the UPS Battery System, the

Diesel Generator and Chillers are sometimes herein collectively called the "Back-Up Power System"; the UPS Area and the Generator Area are sometimes herein collectively called the "Back-Up Power System Area"); provided that in connection with such installation of the Back-Up Power System Tenant hereby covenants and agrees that:

               (i) such installation shall be performed in accordance with all applicable Legal Requirements and with all of the applicable provisions of this lease;

              (ii) Tenant shall promptly repair any damage caused to the Back-Up Power System Area by reason of such installation, including any repairs, restoration, maintenance, renewal or replacement thereof necessitated by or in any way caused by or relating to such installations except to the extent such damage has resulted from the negligence or willful misconduct of Landlord, its agents, contractors or employees;

             (iii) Tenant will, and does hereby, indemnify and save harmless Landlord from and against: (A) any and all claims, reasonable counsel fees, demands, damages, expenses or losses by reason of any liens, orders, claims or charges resulting from any work done, or materials or supplies furnished, in connection with the fabrication, erection, installation, maintenance and operation of the Back-Up Power System installed by Tenant pursuant to the provisions of this Article; and (B) any and all claims, costs, demands, expenses, fees or suits arising out of accidents, damage, injury or loss to any and all persons and property, or either, whomsoever, or whatsoever resulting from or arising in connection with the erection, installation, maintenance, operation and repair of the Back-Up Power System installed by Tenant pursuant to the provisions of this Article, except in the case of both (A) and (B) above to the extent occasioned by the negligence or willful misconduct of Landlord, its agents, contractors or employees; and

               (iv) Tenant shall pay as and when due, and shall be solely responsible for, any and all taxes, fees, license charges or other amounts imposed upon Tenant, Landlord or the Real Property in connection with the Back-Up Power System.

                                  ARTICLE 41

                             Benefits Cooperation

          41.01. Landlord agrees to reasonably cooperate with Tenant in connection with any application by Tenant (or by any subtenant of Tenant) for any real estate tax or utility benefits or other benefits, credits or incentives, including, without limitation, any Industrial Commercial Incentive Program (ICIP) benefits (herein collectively called

"Benefits") as may be available from the City or State of New York, or any governmental agency, quasi-governmental agency or any public utility or alternate provider, including the execution and filing of any documentation that may be required for the receipt of such Benefits and/or for any such Benefits to be paid by Landlord to Tenant, as hereinafter provided. Landlord further agrees that Tenant shall be entitled to one hundred percent (100%) of such Benefits that Landlord or the Premises shall receive as a result of Tenant's use of the Premises or any Leasehold Improvements or other Alterations performed by or on behalf of Tenant, whether during the term of this lease or prior. Such cooperation by Landlord shall include, without limitation, the execution of any necessary or appropriate modification to this lease, if and to the extent any such approval shall be required and shall not adversely affect any of the rights or benefits of Landlord or increase the obligations or liabilities of Landlord under this lease (except to a de minimis extent, Landlord hereby agreeing that the obligation to provide notices to the City or State of New York or to any such agency, utility or provider shall in and of itself constitute a de minimis obligation). Tenant agrees that (a) to the extent that Landlord shall incur any reasonable out-of-pocket expense in connection with such cooperation (including, without limitation, reasonable legal and other professional fees and all reasonable costs incurred in obtaining State and City tax rulings regarding any such Benefits transaction), Tenant shall reimburse Landlord for such expense as Additional Charges hereunder and (b) Tenant agrees to indemnify and hold harmless Landlord with respect to any liability incurred by Landlord by reason of such cooperation unless caused by the wrongful acts or omissions of Landlord or its agents, employees, representatives or contractors.


                                  ARTICLE 42

                            Intentionally Omitted

                                  ARTICLE 43

                              Leasehold Mortgages

          43.01. As used herein, the term "Leasehold Mortgage" shall mean any bona fide mortgage, deed of trust, deed to secure debt, assignment, security interest, pledge, financing statement or any other instrument(s) or agreement(s) intended to grant security for any obligation (including a purchase-money or other promissory note) encumbering Tenant's leasehold estate hereunder, as entered into, renewed, modified, consolidated, amended, extended or assigned from time to time during the term of this lease. Notwithstanding anything contained in Article 7 or any other provision of this lease to the contrary, Tenant's interest in this lease and the leasehold interest created hereby may at any time and from time to time be, directly or indirectly, subjected to one or more Leasehold Mortgages upon prior notice to Landlord, but without the consent of Landlord, and Tenant's interest in this lease may at any time, directly or indirectly, be assigned to a

Leasehold Mortgagee (as hereinafter defined) as collateral security; provided, that notwithstanding anything to the contrary contained in this Article 43 or elsewhere in this lease: (i) no Leasehold Mortgage or any extension thereof shall be a lien or encumbrance upon the estate or interest of Landlord in and to the Premises (collectively, the "Superior Interests"); (ii) such Leasehold Mortgage shall be subject and subordinate at all times to such Superior Interests; and (iii) there shall be no obligation of Landlord whatsoever to subordinate its interest in any of the Superior Interests to any Leasehold Mortgage or to "join in" any Leasehold Mortgage. In addition, Tenant may assign any or all subleases entered into by Tenant in accordance with Article 7 to a Leasehold Mortgagee as collateral security for the obligations of Tenant under such mortgage. No such mortgage shall be valid or of any force or effect unless and until a true copy of the original of each instrument creating and effecting such mortgage and written notice containing the name and post office address of the Leasehold Mortgagee thereunder shall have been delivered to Landlord. Any Leasehold Mortgage which does not conform to the provisions of this Article 43 shall be deemed to be null and void ab initio. As used herein, the term "Leasehold Mortgagee" shall mean the holder of a Leasehold Mortgage that is in the business of making commercial loans.

          43.02. (a) If Tenant shall mortgage its interest in this lease and the leasehold interest created hereby, Landlord shall give to each Leasehold Mortgagee whose name and address shall have theretofore been provided to Landlord, a copy of each notice of default by Tenant and each notice of termination of this lease at the same time as, and whenever, any such notice of default or notice of termination shall thereafter be given by Landlord to Tenant, and no such notice of default or notice of termination by Landlord shall be deemed to have been duly given to Tenant unless and until a copy thereof shall have been so given to each such Leasehold Mortgagee. Each Leasehold Mortgagee shall (A) thereupon have a period of 10 Business Days more in the case of a default in the payment of Fixed Rent or Additional Charges and 30 days more in the case of any other default which is capable of being cured by the Leasehold Mortgagee, after notice of such default is given to such Leasehold Mortgagee, for curing the default, causing the same to be cured by Tenant or otherwise, or causing action to cure a default to be commenced, than is given Tenant after such notice is given to it, and (B) within such period and otherwise as herein provided, have the right to cure such default, cause the same to be cured by Tenant or otherwise or cause an action to cure a default to be commenced, and, subject to Section 43.03, Landlord shall not have the right to terminate this lease under the provisions of Article 22 or to reenter the Premises under the provisions of Article 23, or to otherwise terminate this lease, reenter the Premises or exercise any other rights or remedies under this lease by reason of a default by Tenant, until the cure period has expired without a cure having been made; provided however that nothing contained herein shall be deemed to impose upon any Leasehold Mortgagee the obligation to perform any obligation of Tenant under this lease or to remedy any default by Tenant hereunder. Landlord shall accept performance by a Leasehold Mortgagee of any covenant, condition or agreement on Tenant's part to be performed hereunder with the same force and effect as though performed by Tenant. Notwithstanding anything to the contrary contained herein, no performance by or on behalf of a Leasehold Mortgagee shall cause it to become a "mortgagee in possession" or otherwise cause it to be deemed to be in possession of the Premises or bound by or liable under this lease.

                (b) Notwithstanding the provisions of Section 43.02(a) Landlord shall not have the right to terminate this lease under the provisions of Article 22 or to reenter the Premises under the provisions of Article 23, or to otherwise terminate this lease, reenter the Premises or exercise any other rights or remedies under this lease by reason of a default by Tenant, as long as:

                      (i) a Leasehold Mortgagee, in good faith, shall have commenced promptly to cure the default in question and prosecutes the same to completion with reasonable diligence and continuity, subject to Force Majeure Causes, which for purposes of this Section 43.02(b) shall include causes beyond the control of such Leasehold Mortgagee instead of causes beyond the control of Tenant, or

                     (ii) if possession of the Premises is required in order to cure the default in question, a Leasehold Mortgagee, in good faith,
          (A) shall have entered into possession of the Premises with the permission of Tenant for such purpose or (B) shall have notified Landlord of its intention to institute foreclosure proceedings to obtain possession directly or through a receiver, and within thirty
          (30) days of the giving of such notice commences such foreclosure proceedings, and thereafter prosecutes such proceedings with reasonable diligence and continuity (subject to Force Majeure
          Causes) or receives an assignment of this lease in lieu of foreclosure from Tenant, and, upon obtaining possession pursuant to clause (A) or clause (B) above, commences promptly to cure the default in question and prosecutes the same to completion with reasonable diligence and continuity (subject to Force Majeure Causes), or

                     (iii) if the Leasehold Mortgagee is the holder of the Leasehold Mortgage in question by collateral assignment and the foreclosure of its collateral assignment is required in order to act under clause (i) or clause (ii) above, a Leasehold Mortgagee, in good faith, shall have notified Landlord of its intention to institute proceedings to foreclose such collateral assignment and within thirty (30) days of the giving of such notice commences such foreclosure proceedings, and thereafter prosecutes such proceedings with reasonable diligence and continuity (subject to Force Majeure Causes) or receives a direct and absolute assignment from the assignor under the collateral assignment of its interest in such mortgage, in lieu of foreclosure, and upon the completion of such foreclosure or the obtaining of such assignment commences promptly to act under clause (i) or clause (ii) above, or

                      (iv) a Leasehold Mortgagee, in good faith, shall have proceeded pursuant to clause (ii) or clause (iii) above and during the period such



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

          Leasehold Mortgagee is proceeding pursuant to clause (ii) or clause
          (iii) above, such default is cured;

provided, that the Leasehold Mortgagee shall have delivered to Landlord its written agreement to take the action described in clause (i), clause (ii) or clause (iii) above and, subject to the provisions of Section 43.02(d), shall have assumed the obligation to cure the default in question and that during the period in which such action is being taken (and any foreclosure proceedings are pending), all of the other obligations of Tenant under this lease, to the extent they are susceptible of being performed by the Leasehold Mortgagee, including the payment of Fixed Rent and Additional Charges, are being duly performed within any applicable grace periods. Notwithstanding the foregoing, at any time after the delivery of the aforementioned agreement, the Leasehold Mortgagee may notify Landlord, in writing, that it has relinquished possession of the Premises or that it will not institute foreclosure proceedings or, if such proceedings have been commenced, that it has discontinued them, and in such event, the Leasehold Mortgagee shall have no further liability under such agreement from and after the date it delivers such notice to Landlord (except for any obligations assumed by the Leasehold Mortgagee and accruing prior to the date it delivers such notice) and thereupon, Landlord shall give notice thereof to the next Leasehold Mortgagee entitled to such notice under Section 43.03(e). Unless such default has been cured or Tenant's time period to cure under Section 22.02 has not expired as of the date that is ten (10) days after the giving of such notice to such other Leasehold Mortgagee, Landlord shall thereafter have the unrestricted right, subject to and in accordance with all of the terms and provisions of this lease, to terminate this lease and to take any other action it deems appropriate by reason of any default by Tenant, and upon any such termination the provisions of Section 43.03 shall apply. For all purposes of this lease, the term "foreclosure proceedings" shall include, in addition to proceedings to foreclose a mortgage, where applicable, any foreclosure or similar proceedings commenced by a collateral assignee thereof with respect to its collateral assignment.

                (c) From and after the date upon which Landlord receives notice of any mortgage by Tenant of its interest in this lease, Landlord and Tenant shall not modify or amend this lease in any respect or cancel or terminate this lease other than as provided herein without the prior written consent of the Leasehold Mortgagee(s) specified in such notice.

                (d) Notwithstanding anything contained in Section 43.02(b) or elsewhere in this lease to the contrary, any default of Tenant under any provision of this lease which would not be susceptible of being cured by the Leasehold Mortgagee, even after completion of foreclosure proceedings or the Leasehold Mortgagee otherwise acquiring title to Tenant's interest in this lease, shall be treated as if it were a default for which "possession of the Premises is required in order to cure" for purposes of clause (ii) of Section 43.02(b) and shall be automatically waived by Landlord upon the occurrence of the events described in clause (ii) or clause (iii) of Section 43.02(b), provided that during the pendency of such events all of the other obligations of Tenant under this lease, to the extent they are susceptible of being performed by the Leasehold Mortgagee, including the payment of Fixed Rent and Additional Charges, are being duly performed within any applicable grace periods. Notwithstanding anything in Section 43.02(b) to the contrary, no Leasehold Mortgagee shall have any obligation to cure any such default described above nor shall any Leasehold Mortgagee be required to agree in writing to cure such default in order to proceed under clause (ii) or clause (iii) of Section 43.02(b).

          43.03. (a) In case of termination of this lease under the provisions of Article 22 or otherwise, or a reentry into the Premises under the provisions of Article 23 or otherwise, Landlord, subject to the provisions of
Section 43.03(e), shall give prompt notice thereof to each Leasehold Mortgagee under a Leasehold Mortgage whose name and address shall have theretofore been given to Landlord, which notice shall be given as provided in Section 43.02(a). Landlord, on written request of such Leasehold Mortgagee made any time within fifteen (15) days after the giving of such notice by Landlord and at such Leasehold Mortgagee's expense, shall execute and deliver within fifteen (15) days thereafter a new lease of the Premises to the Leasehold Mortgagee, or its nominee or designee, for the remainder of the term of this lease, upon all the covenants, conditions, limitations and agreements herein contained; provided that the Leasehold Mortgagee or its nominee or designee shall (i) pay to Landlord, simultaneously with the delivery of such new lease, all unpaid Fixed Rent and Additional Charges due under this lease up to and including the date of the commencement of the term of such new lease and all expenses including, without limitation, reasonable attorneys' fees and disbursements and court costs, incurred by Landlord in connection with the default by Tenant, the termination of this lease and the preparation of the new lease, and (ii) deliver to Landlord a statement, in writing, acknowledging that Landlord, by entering into a new lease with the Leasehold Mortgagee or its nominee or designee, shall not have or be deemed to have waived any rights or remedies with respect to defaults existing under this lease, notwithstanding that any such defaults existed prior to the execution of the new lease, and that the breached obligations which gave rise to the defaults and which are susceptible of being cured by Leasehold Mortgagee or its nominee or designee are also obligations under said new lease, but such statement shall be subject to the proviso that the applicable grace periods, if any, provided under the new lease for curing such obligations shall begin to run as of the first day of the term of said new lease

                (b) Any such new lease and the leasehold estate thereby created shall, subject to the same conditions contained in this lease, continue to maintain the same priority and protection as this lease with regard to any mortgage or any other lien, charge or encumbrance whether or not the same shall then be in existence (or if such new lease cannot, as a matter of law, continue to maintain such priority and protection, Landlord shall not terminate this lease on account of Tenant's default, and both Landlord and Tenant shall cooperate with the Leasehold Mortgagee (and/or its nominee or designee) to effectuate an assignment of this lease by Tenant to the Leasehold Mortgagee (or its nominee or designee) such that the resulting lease between Landlord and the Leasehold Mortgagee (or such nominee or designee) will maintain such priority and protection). Concurrently with the execution and delivery of such new lease, Landlord shall assign to the tenant named therein all of its right, title and interest in and to moneys, if any, then held by or payable to Landlord which Tenant would have been entitled to receive but for the termination of this lease or Landlord's exercise of its rights under Article 22 or 23.

                (c) Upon the execution and delivery of a new lease under this
Section 43.03, all subleases of the Premises which have become direct leases between Landlord and the sublessee thereunder pursuant to Section 7.07(b) or pursuant to a Landlord's Non-Disturbance Agreement entered into by Landlord with such sublessee shall thereupon be assigned and transferred by Landlord to the tenant named in such new lease, and Landlord shall enter into Landlord's Non-Disturbance Agreements with respect to any such subleases that became a direct lease with Landlord pursuant to a pre-existing Landlord's Non-Disturbance Agreement. Between the date of termination of this lease and the earlier of (i) the date of execution and delivery of the new lease and
(ii) the date such Leasehold Mortgagee's option to request a new lease pursuant to this Section 43.03 expires if such Leasehold Mortgagee does not exercise such option, Landlord shall not enter into any new leases or subleases of the Premises, cancel or modify any then existing subleases, or accept any cancellation, termination or surrender thereof without the written consent of the Leasehold Mortgagee.

                (d) Notwithstanding anything contained in this Section 43.03 to the contrary, a Leasehold Mortgagee shall have no obligation to cure any default by Tenant under any provision of this lease which is not susceptible of being cured.

                (e) If there is more than one Leasehold Mortgage, Landlord shall recognize the Leasehold Mortgagee whose mortgage is senior in lien (or any other Leasehold Mortgagee designated by the Leasehold Mortgagee whose mortgage is senior in lien) as the Leasehold Mortgagee entitled to the rights afforded by Section 43.02 and this Section 43.03 for so long as such Leasehold Mortgagee shall be exercising its rights under this lease with respect thereto with reasonable diligence, subject to Force Majeure Causes, and thereafter Landlord shall give notice that such Leasehold Mortgagee has failed or ceased to so exercise its rights to the Leasehold Mortgagee whose mortgage is next most senior in lien (and so on with respect to each succeeding Leasehold Mortgagee that is given such notice and either fails or ceases to so exercise its rights), and then only such Leasehold Mortgagee whose mortgage is next most senior in lien shall be recognized by Landlord, unless such Leasehold Mortgagee has designated a Leasehold Mortgagee whose mortgage is junior in lien to exercise such right. If the parties shall not agree on which Leasehold Mortgage is prior in lien, such dispute shall be determined by a then current certificate of title issued by a title insurance company licensed to do business in the State of New York chosen by Landlord, and such determination shall bind the parties.

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                (f) Notwithstanding anything to the contrary contained herein,
Landlord shall not commence an action for, nor require Tenant to pay damages calculated in accordance with the provisions of paragraph (a) of Section 24.01 prior to the date upon which the rights of any Leasehold Mortgagee to cure Tenant's default and to request and receive a new lease have expired.

          43.04. (a) Notwithstanding anything to the contrary herein, any foreclosure under any Leasehold Mortgage, or any exercise of rights or remedies under or pursuant to any Leasehold Mortgage, including the appointment of a receiver, shall not be deemed to violate this lease or, in and of itself, entitle Landlord to exercise any rights or remedies. Notwithstanding any other provision of this lease to the contrary, this lease may be assigned (i) by Tenant to a Leasehold Mortgagee (or its nominee or designee) at any time that Tenant is in default under this lease or under such Leasehold Mortgage and (ii) by a Leasehold Mortgagee (or its nominee or designee) at a foreclosure sale or by an assignment in lieu thereof, in either case without the consent of Landlord, and the provisions of Article 7 shall be inapplicable to any such assignment.

                (b) In the event of any lawsuit, arbitration, appraisal or other dispute resolution proceeding, or any proceeding relating to the determination of rent or any component thereof, between Landlord and Tenant,
(i) Landlord shall notify each Leasehold Mortgagee of whom Landlord shall have been given notice of the commencement thereof, which notice shall enclose copies of all notices, papers, and other documents related to such proceeding to the extent given or received by Landlord, and (ii) except to the extent provided otherwise in the Leasehold Mortgage, each Leasehold Mortgagee shall be entitled to participate in such proceeding. Such participation may, to the extent so desired by the Leasehold Mortgagee, include (x) receiving copies of all notices, demands, and other written communications and documents at the same time they are served upon or delivered to Tenant, (y) filing any papers contemplated or permitted by such proceedings, and (z) attending and participating in all hearings, meetings, and other sessions or proceedings relating to such dispute resolution.

                (c) Any insurance policies required to be maintained by Landlord under this lease shall name as additional insureds any Leasehold Mortgagees whose name and address shall have theretofore been provided to Landlord.

                (d) Any assignment of subleases and/or the rents thereunder (i.e., an assignment of rents and leases) given to a Leasehold Mortgagee and/or any security interest in equipment or any other personal property given to a Leasehold Mortgagee shall, for all purposes of this lease be deemed to be "collateral to" a mortgage and made "in connection with" a mortgage, notwithstanding that such assignment or security interest secures an obligation to the Leasehold Mortgagee that is different from, or in addition to, that secured by the mortgage held by such Leasehold Mortgagee.

                (e) Tenant's making of a Leasehold Mortgage shall not be deemed to constitute an assignment or transfer of this lease, nor shall any Leasehold Mortgagee, as such, or in the exercise of its rights under this lease, be deemed to be an assignee or transferee of this lease so as to require such Leasehold Mortgagee, as such, to assume or otherwise be obligated to perform any of Tenant's obligations hereunder except when, and then only for so long as, such Leasehold Mortgagee has acquired ownership and possession of Tenant's leasehold estate pursuant to a foreclosure or other exercise of rights or remedies under its Leasehold Mortgage (as distinct from its rights under this lease to cure defaults of Tenant hereunder). Notwithstanding anything to the contrary contained in this lease, no Leasehold Mortgagee, or any person acting for or on behalf of a Leasehold Mortgagee, or any person acquiring Tenant's leasehold estate pursuant to any foreclosure or other exercise of a Leasehold Mortgagee's rights under its Leasehold Mortgage, shall have any liability under or with respect to this lease or a new lease except during such period as such person is Tenant under this lease or a new lease. Notwithstanding anything to the contrary herein, such person's liability shall not in any event extend beyond its interest in this lease or a new lease and shall terminate upon such person's assignment or abandonment of this lease or the new lease.

                (f) No Leasehold Mortgage shall affect or reduce any rights or obligations of either party under this lease. All such rights and obligations shall continue in full force and effect notwithstanding any Leasehold Mortgage.

                (g) There shall be no limitation whatsoever on the amount or nature of any obligation secured by a Leasehold Mortgage, the purpose for which the proceeds of any such financing may be applied, the nature or character of any Leasehold Mortgagee, the subsequent assignment, transfer or hypothecation of any Leasehold Mortgage, or the creation of participation or syndication interests with respect to any Leasehold Mortgage.

                (h) If any actual or prospective Leasehold Mortgagee requires any modification(s) of this lease, then Landlord shall, at Tenant's or such Leasehold Mortgagee's request and expense, promptly execute and deliver to Tenant such instruments in recordable form effecting such modification(s) as such actual or prospective Leasehold Mortgagee shall require, provided that such modification(s) do not in any way alter the rent payable hereunder or the term hereof, or adversely affect Landlord's rights or increase Landlord's obligations hereunder to more than a de minimis extent.

                (i) Landlord shall, at Tenant's request and expense, acknowledge receipt of the name and address of any Leasehold Mortgagee (or proposed Leasehold Mortgagee) and confirm to such party that such party is or would be, upon closing of its loan, a Leasehold Mortgagee with all rights of a Leasehold Mortgagee under this lease, which acknowledgment shall, if requested, be in recordable form.

                (j) Upon request by Tenant or by any existing or prospective Leasehold Mortgagee, Landlord shall deliver to the requesting party such documents and agreements as the requesting party shall reasonably request to further effectuate the intentions of the parties with respect to Leasehold Mortgages as set forth in this lease, including a separate written instrument in recordable form signed and acknowledged by Landlord setting forth and confirming, directly for the benefit of specified Leasehold Mortgagee(s), any or all rights of Leasehold Mortgagees

                (k) If a Leasehold Mortgagee's Leasehold Mortgage expressly limits such Leasehold Mortgagee's exercise of any rights and protections provided for in this lease, then as between Tenant and such Leasehold Mortgagee the terms of such Leasehold Mortgage shall govern. A Leasehold Mortgagee may, by notice to Landlord, temporarily or permanently waive any specified rights of a Leasehold Mortgagee under this lease, and any such waiver shall be effective in accordance with its terms, but any such waiver shall not bind any subsequent Leasehold Mortgagee under a subsequent Leasehold Mortgage unless Landlord has relied to its detriment upon the initial waiver. Tenant's default as mortgagor under a Leasehold Mortgage shall not constitute a default under this lease except to the extent that Tenant's actions or failure to act in and of itself constitutes a breach of its obligations under this lease.

                                  ARTICLE 44

                       Right Of First Offer To Purchase

          44.01. (a) If during the initial term of this lease, Landlord desires to sell all or any portion of the Premises, whether in an asset transaction or, in substance, as a transfer of ownership interests, directly or indirectly, pertaining to the Premises, in a transaction intended to affect interests in the Premises as distinguished from all or substantially all of Landlord's and its affiliates' business interests, unless all or substantially all of said interests relate primarily to Landlord's interest in the Premises (in either case, herein called the "Offered Property"), subject to the provisions of Section 44.03, Landlord shall give Tenant a notice (herein called the "Offering Notice") offering to sell the Offered Property to Tenant at the purchase price (the "Offer Price") and on the terms and conditions contained therein. Within thirty (30) days after the Offering Notice is given to Tenant (herein called the "Option Period"), Tenant shall elect, by notice to Landlord, to either (i) purchase the Offered Property on the terms contained in the Offering Notice (without any substantive change whatsoever) or (ii) refuse to purchase the Offered Property as herein provided. Time shall be of the essence with respect to Tenant's election, and any failure by Tenant to notify Landlord of its election shall be deemed to be an election to refuse, and a waiver of Tenant's right, to purchase the Offered Property in response to such Offering Notice (but not a waiver of any other rights that Tenant may have pursuant to this Article 44 in connection therewith). Landlord shall not be permitted to revoke the Offering Notice during the Option Period, but the Offering

Notice shall be deemed to be revoked during the Option Period if Landlord and Tenant or its designee enter into a purchase agreement on terms different than those contained in the Offering Notice. If Tenant desires to purchase the Offered Property, Tenant and Landlord shall enter into a purchase agreement, the form of which shall be negotiated in good faith by the parties and must include the terms set forth in the Offering Notice and the Terms set forth in
Section 44.01(b) (the "Offer Contract"). The Offer Contract must be entered into within thirty (30) days following the expiration of the Option Period. To provide further assurances for the parties, at any time prior to the execution of a contract with a third-party purchaser for a sale of ownership interests, Landlord shall have the right to give a written notice to Tenant, requesting that Tenant advise Landlord as to whether Tenant believes that such a sale would constitute a sale of the Offered Property as contemplated by the first sentence of this Section 44.01(a), and Tenant shall respond to any such request of Landlord within ten (10) Business Days after receipt of same (time being of the essence with respect to such response, and if Tenant fails to respond to such request within said ten (10) Business Day period, such contemplated sale of ownership interests shall not be deemed to constitute a sale of the Offered Property as contemplated by the first sentence of this
Section 44.01(a)).

                (b) Among other matters, the Offer Contract shall incorporate the following ("Terms"):

                   (i) a closing date that is thirty (30) days following the date of the Offer Contract;

                  (ii) the Offer Price shall be payable either solely in lawful money of the United States or, if not payable in its entirety in cash, then any other consideration must be of a type readily obtainable by Tenant;

                 (iii) the deposit required to bind the Offer Contract shall equal five percent (5%) of the Offer Price; and

                  (iv) that the seller will deliver the Offered Property to the buyer on the proposed closing date free of any liens (other than the lien of any first mortgage and other financing of Landlord's interest in the Premises if such term was set forth as a requirement of the buyer to assume in the Offering Notice, and any liens created or arising from the acts of Tenant or its agents, or anyone claiming by or through such parties).

          44.02. (a) If Tenant shall refuse (or shall be deemed to have refused) to purchase the Offered Property pursuant to this Article 44, then Landlord may undertake to complete the transfer of the Offered Property to a third party purchaser. Such transfer shall not be undertaken at a price which is not "substantially the same" as the Offer Price. For purposes hereof, "substantially the same" shall mean that the purchase price to be paid by the prospective buyer shall be no less than ninety-five percent (95%) of the Offer Price taking into account all material relevant economic matters, including, without limitation, the payment of the purchase price in its entirety in cash (subject to any assumption of any financing by buyer, if any, in accordance with the parenthetical set forth in Section 44.01(b)(iv)) and a closing date of no more than thirty (30) days following the execution and delivery of the subject contract of sale. If Landlord does not then consummate the proposed transfer to the third party purchaser in accordance with the foregoing within six (6) months after the date of Tenant's refusal or deemed refusal to purchase, and if a sale of the Offered Property is desired by Landlord after such period, Landlord must again offer the Offered Property to Tenant pursuant to Section 44.01(a). In addition, if Tenant shall refuse (or shall be deemed to have refused) to purchase the Offered Property pursuant to this Article 44 and thereafter within such six (6) month period Landlord desires to consummate a transaction in which the purchase price is not substantially the same as the Offer Price (hereinafter called the "Lower Price"), Landlord shall, prior to consummation of such transaction, deliver to Tenant a notice specifying the terms of such transaction, and such notice shall constitute an Offering Notice pursuant to which Landlord re-offers the Offered Property to Tenant pursuant to Section 44.01(a) at the Lower Price and otherwise on all the same terms set forth in said notice.

                (b) If Tenant has refused or is deemed to have refused to purchase the Offered Property, Landlord shall, not more than ten (10) Business Days following a closing with a third party purchaser, deliver a notice to Tenant together with a fully executed copy of the contract of sale (and all amendments and exhibits thereto) and side letters and pertinent agreements, with such third party purchaser and its affiliates. Tenant shall, in writing and within five (5) Business Days after the delivery of such notice by Landlord, confirm or dispute that a specified purchase price is substantially the same as the Offer Price. Time shall be of the essence with respect to such notice from Tenant to Landlord and any failure to notify Landlord within such five (5) Business Day period shall be deemed for all purposes and as against all parties as Tenant's agreement that the purchase price is substantially the same as the Offer Price. If Landlord fails to comply with its obligations pursuant to Section 44.02(a) or pursuant to this Section 44.02(b), Tenant may pursue any and all legal (but not equitable) rights and remedies that it may have in connection therewith.

          44.03. Tenant's rights granted under this Article 44 shall not apply to any Permitted Transfer.

          44.04. Notwithstanding anything to the contrary in this Article 44, any transfer of the Offered Property pursuant to this Article shall be subject to this lease, any subleases and any defects created, arising or resulting from any acts of Tenant or any assignee or subtenant of Tenant, and Landlord shall make no representations, warranties or covenants concerning same to Tenant or its assignee or subtenant.

          44.05. Tenant shall keep confidential all information it receives with respect to the Offered Property or contained in any Offering Notice or any contract of sale submitted hereunder (except that Tenant may disclose such information (i) to such of its executive officers, employees and professional advisors as are reasonably required in connection with the analysis of the Offered Property,
(ii) in connection with any arbitration or suit regarding same, and (iii) as may be required by law), provided that Tenant's obligations pursuant to this
Section 44.05 shall terminate after closing of the purchase of the Offered Property by Tenant (but otherwise Tenant's obligations pursuant to this Section 44.05 shall survive).

          44.06. Tenant agrees, at any time and from time to time after the rights to Tenant under this Article 44 are no longer in effect as to any particular transaction, as requested by Landlord with not less than ten (10) Business Days' prior notice, to execute and deliver to Landlord a statement certifying that the rights granted to Tenant under this Article 44 are no longer in effect, it being intended that any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by Landlord and others with whom Landlord may be dealing, regardless of independent investigation; provided, however, the reliance referred to herein shall be limited to Tenant being estopped from contradicting any of the statements made in such certificate.

          44.07. The provisions of this Article 44 shall be null and void if the Tenant under this Lease is no longer a Citibank Tenant.





                           [signature page follows]

                IN WITNESS WHEREOF, Landlord and Tenant have duly executed this lease as of the day and year first above written.


                                      RECKSON COURT SQUARE, LLC,
                                      Landlord

                                      By:  Reckson Operating Partnership,
                                      L.P., a Delaware limited partnership,
                                      its sole member

                                      By: Reckson Associates Realty Corp.,
                                      a Maryland corporation, its general
                                      partner

                                      By:  __________________________
                                           Name:
                                           Title:


                                      CITIBANK, N.A., Tenant

                                      By:  __________________________
                                           Name:   Joseph W. Sprouls
                                           Title:  Vice President

                                      Tenant's Federal Identification Number:




                                      ----------------------------

                                  Schedule 1
                                  ----------


Lease Year                Fixed Rent Per RSF         Annual Fixed Rent
-----------------------------------------------------------------------

Yr 1                                  $21.70                $30,415,371
Yr 2                                  $21.90                $30,689,109
Yr 3                                  $22.09                $30,965,311
Yr 4                                  $22.29                $31,243,999
Yr 5                                  $22.49                $31,525,195
Yr 6                                  $22.69                $31,808,922
Yr 7                                  $22.90                $32,095,202
Yr 8                                  $23.10                $32,384,059
Yr 9                                  $23.31                $32,675,516
Yr 10                                 $23.52                $32,969,595
Yr 11                                 $23.73                $33,266,322
Yr 12                                 $23.95                $33,565,718
Yr 13                                 $24.16                $33,867,810
Yr 14                                 $24.38                $34,172,620
Yr 15                                 $24.60                $34,480,174

                                  Schedule 2
                                  ----------

           Employee                              Job Title
           --------                              ---------
Marchewka,Teresa                 Cleaning Supervisor ( Local 32)
Abukar,Shueyb                    Bathroom Porter(32)-42fl to34th
Acosta,Gloria                    Cleaning Person(32)-12 fl&91/2
Acosta,Maria E.                  Cleaning Person(32)-35fl & 341/2
Barbosa,Lazaro                   Rotunda&Outside Porter(32)
Berdecia,Lisandra                Cleaning Person(32)-50,61/2&Clevel
Bicic,Ismeta                     Day Matron-Bathroom Attendant
Bullock,Charles J.               Bathroom Porter(32)-25fl to 17th
Castillo,Alexandra               Cleaning Person(32)-49th & 47th fl
Contreras,Rafael                 Bathroom Porter(32)-33 to 25th fl
Chumbiauca,Nelly E.              Cleaning Person(32)-15th & 311/2 fl
Coffey,Deborah                   Freight Elev.Operator(32)
Cuartas,Daira                    Cleaning Person(32)-20th&211/2fl
Delgado,Francisco                Utility Porter(32)
Diaz,Obdulio                     Loading Dock Trash Porter(32)
Dusj,Paska                       Cleaning Person(32)-41fl & 421/2 fl
Dusta,Ljuljduraj                 Cleaning Person(32)-26th &251/2fl
Dyndor,Janina                    Cleaning Person(32)-40th &421/2 fl
Eley,Archie                      Bathroom Porter(32)-16th to 7th fl
Feliz,Luz Maria                  Cleaning Person(32)-33rd &311/2fl
Fernandez,Jose A.                Lobby Marble Porter(32)
Frederique,Laurette              Cleaning Person(32)-19th &211/2fl
Giraldo,Maria T.                 Cleaning Person(32)-44th &281/2fl
Grdoc,Minire                     Cleaning Person(32)-32nd &431/2fl
Karaduzovic,Fadila               Cleaning Person(32)-30th & 341/2fl
Kearse,Richard S.                Utility Porter(32)
Kohen,Nesim                      Utility Porter(32)
Maqellara,Shkumbim               Bathroom Attendant(32)
Martinez,Carlos                  Cafeteria&Branch Bank Porter
Martinez,Carmen L.               Cleaning Person(32)-10th&91/2 fl
Mocanu,Mitrita                   Cleaning Person(32)-23rd & 171/2fl
Montero,Carlos                   Tenant Porter(32)
Morales,Juan                     Bathroom Porter(32)-50fl to 42nd
Mrkulic,Nedzad J.                Bathroom Porter(32)-L/R&H/R
Mrkulic,Sehrija                  Cleaning Person(32)-8th & 71/2fl
Osorio,Orlando J.                Lobby&Elev.Cars Porter(32)
Quiroz,Luis                      Specialty Services Porter(32)
Rasim,Nezirovski                 Freight/Rubbish Operator(32)
Reci,Sabajdin                    Loading Dock Trash Porter(32)
Rickheeram,Mootiram              Foreman
Rivas,Maria                      Cleaning Person(32)-48th & 46thfl
Rivas,Oscar                      Garbage Bins/Moving Boxes
Rodriguez,Altagracia             Cleaning Person(32)-24th & 61/2fl
Rodriguez,Cristina               Cleaning Person(32)-45th&431/2fl

           Employee                              Job Title
           --------                              ---------
Rodriguez,Sylvia C.              Cleaning Person(32)-18th&171/2fl
Rojas,Blanca I.                  Rojas,Blanca(32)-11th&141/2fl
Saljihi,Agron                    Working Foreman(32)
Salvador,Mario                   Tenant Porter(32)
Sanchez,Mirna E.                 Cleaning Person(32)-37th&381/2fl
Stojanovski,Branko               Recycling
Sulejman,Islam                   Freight/Rubbish Operator(32)
Suriel,Francisca                 Cleaning Person(32)-36th&381/2fl
Tello,Augusto C.                 Lobby Attendant
Thomas,Monica W.                 Cleaning Person(32)-L/R5TH&4FL
Trejos,Luz Stella                Cleaning Person(32)-22nd&71/2fl
Varghese,Elizabeth               Cleaning Person(32)-16th&141/2fl
Veras,Jose                       Utility Porter(32)
Vukelj,Jasmina                   Cleaning Person(32)-29th&281/2fl
Walker,Darnley S.                Outside Porter(32)
Wilson,Helen                     Day Matron-Bathroom Attendant
Zabrocka,Danuta                  Cleaning Person(32)-39th&Clevel
Zaorska,Barbara                  Cleaning Person(32)-27th&251/2fl
Varone,Frederick J.              Chief Engineer
Vezza,Dom                        Assistant Chief Engineer
Marino,Louis John                Engineer
Orlando,James                    Engineer
Vallone,Vito                     Engineer
Buckley,Thomas H.                Engineer
Moore,John D.                    Engineer
Mazzone,Joseph V.                Engineer
Chin,Kevin                       Engineer
McGee,John Patrick               Engineer
Piro,Michael H.                  Engineer Helper
Woods,Christopher M.             Engineer Helper
Suden,Kenneth                    Apprentice Engineer Helper
Osorio Jr.,Hugo                  Apprentice Engineer Helper
Mohamoud,Mohamed A.              Engineer Helper
Lee,Harry                        Locksmith

                                 Schedule 3
                                 ----------

                         Current Occupancy Agreements

                                   EXHIBIT A

                               Legal Description

ALL THAT CERTAIN PLOT, PIECE, OR PARCEL OF LAND, SITUATE, LYING, AND BEING IN THE BOROUGH AND COUNTY OF QUEENS, CITY AND STATE OF NEW YORK, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE CORNER FORMED BY THE INTERSECTION OF THE NORTHWESTERLY SIDE OF JACKSON AVENUE WITH THE WESTERLY SIDE OF COURT SQUARE;

RUNNING THENCE SOUTH 33 DEGREES 20 MINUTES 00 SECONDS WEST AND ALONG THE NORTHWESTERLY SIDE OF JACKSON AVENUE, 220.449 FEET TO THE NORTHERLY SIDE OF 45TH AVENUE;

THENCE SOUTH 75 DEGREES 17 MINUTES 05.2 SECONDS WEST AND ALONG THE NORTHERLY SIDE OF 45TH AVENUE, 286.083 FEET;

THENCE NORTHERLY AT RIGHT ANGLES TO THE NORTHERLY SIDE OF 45TH AVENUE, 25.003 FEET;

THENCE WESTERLY PARALLEL WITH THE NORTHERLY SIDE OF 45TH AVENUE, 90.027 FEET TO THE EASTERLY SIDE OF 23RD STREET;

THENCE NORTH 14 DEGREES 42 MINUTES 54.8 SECONDS WEST AND ALONG THE EASTERLY SIDE OF 23RD STREET, 75.011 FEET;

THENCE EASTERLY AT RIGHT ANGLES TO THE EASTERLY SIDE OF 23RD STREET, 115.013
FEET;

THENCE NORTHERLY AT RIGHT ANGLES TO THE LAST MENTIONED COURSE, 100.015 FEET TO THE SOUTHERLY SIDE OF 44TH DRIVE;

THENCE NORTH 75 DEGREES 17 MINUTES 05.2 SECONDS EAST AND ALONG THE SOUTHERLY SIDE OF 44TH DRIVE, 425.048 FEET TO THE CORNER FORMED BY THE INTERSECTION OF THE SOUTHERLY SIDE OF 44TH DRIVE WITH THE WESTERLY SIDE OF COURT SQUARE;

RUNNING THENCE SOUTH 14 DEGREES 42 MINUTES 54.8 SECONDS EAST AND ALONG THE WESTERLY SIDE OF COURT SQUARE 52.659 FEET TO THE CORNER FORMED BY THE INTERSECTION OF THE NORTHWESTERLY SIDE OF JACKSON AVENUE WITH THE WESTERLY SIDE OF COURT SQUARE, THE POINT OR PLACE OF BEGINNING.

FOR INFORMATION ONLY:               BLOCK 79    LOT 30

                                   EXHIBIT B

                                   Not Used
                                   --------

                                   EXHIBIT C
                                   ---------


                               ONE COURT SQUARE
                             MAINTENANCE SCHEDULE



I.  MAINTENANCE AND TESTING

o Annual black out simulation and functionality testing of the entire emergency and standby power systems.
o Quarterly testing of the entire emergency and standby power systems by placing all the automatic transfer switches in the test position.
o   Preventive and predictive maintenance programs:
o   Annual Thermal scanning.
o   Emergency and standby generation maintenance.
o   Switch gear and buss duct maintenance
o   Vibration analysis
o   Indoor air quality and domestic water sampling/testing
o   Chiller maintenance


II. COMMON AREA CLEANING


1.       Main Lobby


Daily:
o Empty lobby trash receptacles as needed, but not less than four times per day.
o Periodically clean lobby glass and entrance glass of fingerprints and smudges.
o   Carpet sweep walk-off mats as needed.
o   Spot clean chrome and bright work as needed.
o Place and / or pick up walk-off mats as weather conditions require. Shampoo as required.

Nightly:
o Wet mop all flooring paying special attention to corners, edges, and baseboard. Remove all scuffs and stains.
o Wipe clean and dust all visitor reception areas, including removal of any trash. Clean and sanitize all telephones.
o   Dust and clean lobby directory.
o   Dust and clean all walls from floor to 72" above floor.

o Clean and polish all metal doors and bucks, handrails, revolving doors and drums of revolving doors, interior and exterior.
o   Wipe clean and polish all planters.
o   Wipe down and clean the security desk area and equipment.
o Remove all finger marks, dirt smudges, graffiti, etc., from all revolving doors, frames, glass doors, partitions, windows, walls, elevator doors and elevator jambs.
o Empty (clean and sanitize as needed) all waste receptacles. Remove wastepaper and waste materials to designated area.
o   Remove gum from walk-off mats and all other types of flooring.
o   Vacuum all walk-off mats.
o   Vacuum, clean and polish all floor saddles.
o   Clean and sanitize all public telephones and surrounding area.
o   Dust all flat surfaces including furniture.
o   Place and / or pick up walk-off mats as weather conditions require.

Weekly:
o Dust all low reach areas including, but not limited to, chair rungs, structural and furniture ledges, baseboards, window sills, door louvers, moldings, etc.
o Dust all fire extinguishers cabinets or enclosures, enunciator panels and pull stations.
o Sweep, mop and spray buff all hard flooring. Ensure a consistent finish around edges and base.
o   Wash and disinfect all waste receptacles.

Monthly:
o Dust all high reach areas including, but not limited to, tops of doors, frames, pictures, lamps, light fixtures, window blinds, air diffusers and return grills, ventilating louvers.
o Machine clean and polish all flooring. All flooring shall be maintained, at the minimum, as a mid gloss finish at all times.

Quarterly:
o   Clean all wall panels 72" and higher.


2.       Elevators

Daily:
o Elevator cabs to be policed no less than four times per day. All floors are to be swept and mopped or vacuumed as needed. o All metal finishes, including all call buttons and indicators, shall be cleaned of all finger marks and smudges not less than four times per day.

Nightly:
o Vacuum clean and polish all elevator saddles and tracks; if necessary, sweep heavier debris with brush to remove.

o Sweep and mop all stone flooring in passenger elevators. Vacuum if carpeted.
o Damp wipe panel walls, call buttons and indicators of elevator cabs to remove any smudges or graffiti.
o Wipe down all metal finishes in cabs including, but not limited to, all indicators, panels, and doors. Remove any foreign matter or debris from light fixtures.
o Thoroughly clean freight elevator cabs including sweeping and mopping floor, and damp wiping all walls and doors. When elevator cab is used for hauling trash, the cab must be disinfected.
o   Report any mechanical deficiencies or damage to the Agent.

Monthly:
o Machine clean and polish all flooring. All flooring shall be maintained, at the minimum, as a mid gloss finish at all times. Shampoo if carpeted.


3.       Stairwells

Weekly:
o Police all stairwells throughout the building and keep in clean condition by sweeping or picking up trash and litter from the stairs / floors.
o Spot mop and sanitize stairs / floors immediately when made necessary by sickness, spillage or as otherwise necessary to ensure personal safety.
o Damp wipe finger marks, smears, smudges and graffiti on stairway doors and wall surfaces, hose racks and handrails. o Report any unauthorized equipment or supplies to the Agent.

Monthly:
o Clean fire hoses, fire hose cabinets and similar equipment as needed, but at least once per month.
o   Wet mop landings, steps and treads. Wipe down railings.


4.       Elevator Lobbies / Common Areas

Nightly:
o   Sweep and damp mop uncarpeted areas.
o   Vacuum all carpeted areas.
o   Wipe clean all elevator call buttons and indicator lights.
o Damp wipe to remove all smudges, marks and fingerprints from walls and glass entrance doors.
o   Wipe clean all signage.

Weekly:
o   Detail vacuum all carpeted areas.
o   Dust all ventilation louvers.

o   Sweep and mop all maintenance areas and basement corridors.
o   Spot clean all wall finishes with clean damp cloth.
o Wipe with clean damp cloth all doors, doorframes, and high reach areas not cleaned during nightly cleaning.

Monthly:
o   Wipe clean all baseboards.
o   Wipe clean and / or dust all ventilation louvers and light fixtures.
o   Clean all wood doors with approved cleaning agent.

Quarterly:
o Basement corridors should be washed clean, from floor to ceiling, to remove smudges, marks and stains.


5.       Exterior Sidewalks and Plaza

Daily:
o Police and remove debris from planters as need but not less than four (4) times daily.
o Using a hose, rinse all sidewalks and plaza area before 7:00 a.m. or as requested by Agent (weather permitting).
o Use exterior vacuum and / or blower to clear grounds of all leaves and debris before 8:00 a.m.
o Sweep sidewalks, curbs, and Plaza using a power vacuum (provided by contractor) removing and / all foreign matter. Police throughout day but not less than six (6) times per day.

Weekly:
o   Remove gum from sidewalks.
o   Remove graffiti as needed.
o   Clean exterior facade from ground level to 8 feet.


6.       Loading Dock and Receiving Area

Daily:
o Police the loading dock / receiving area, including all office areas, not less than three (3) times per day.
o   Sweep all areas to ensure a litter free area.
o   Respond to all spills and emergencies as may be required.
o   Remove debris from compactor area.
o   Place all trash and recyclable trash in designated areas.

Nightly:
o   Place all trash and recyclable trash in designated areas.

o   Keep loading dock area clear of rubbish and debris.
o Clean all office areas consistent with section "III. OFFICE AREAS" of the general cleaning specification.

Weekly:
o   Rinse and disinfect loading dock / receiving area.


7.       Snow Removal

Contractor will be responsible for the removal of snow and ice from all walkways, sidewalks and entrance stairs at all times; this will include weekend and after hours snowfall. Contractor shall provide all snow removal equipment, i.e. snow blowers, plows, shovels, etc.

o Snow / ice will be removed immediately as accumulations occur during the day or night, including weekends.
o All sidewalk areas to be maintained completely clear of snow / ice, spread snowmelt chemicals (approved by Agent) as conditions require throughout the storm and after the storm as conditions warrant.
o   Remove snow / ice from crosswalks for easy pedestrian access.
o Truck entrances and loading dock areas to be completely free of snow / ice.
o   All emergency exits must be clear of snow and ice.
o Sufficient personnel, as judged by Agent, shall be on site throughout the duration of the storm and subsequent cleanup.
o   At all times, maintain the facility in a "slip free" condition.


8.       Roof Top / Set Backs

Monthly:
o   Keep all areas free of debris, including spraying to control weeds.



9.       Building Service Areas / Mechanical Space

Daily:
o Keep Cleaning / Maintenance Office, Engineering Office, and all maintenance and security locker rooms, including locker room lavatories, in a neat and orderly condition, consistent with that of the rest of the building.
o All slop sinks and closets are to be kept neat and clean at all times. Mops, rags and equipment are to be cleaned and stored in an orderly fashion.
o Maintain an orderly arrangement of all janitorial supplies and equipment, including all paper products.

o Police all locker rooms and locker rooms lavatories throughout the day consistent with that of the rest of the building.

Monthly:
o Sweep and / or clean all telephone, electrical, and mechanical closets under the supervision of the Agent. o Provide periodic cleaning and maintenance to all locker room lavatories consistent with that of the rest of the building.

                                EXHIBIT D

                       Superior Mortgagee SNDA Agreement

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

         THIS AGREEMENT, dated the ____ day of __________, 200_ by and among ____________________ (hereinafter called "Mortgagee"),
___________________________, a ______________________, having an office at
_________________________________________ (hereinafter called "Landlord") and
Citibank, N.A., a national banking association, having an office at One Court Square, Long Island City, New York 11120 (hereinafter called "Tenant").

                             W I T N E S S E T H:

                  WHEREAS, Tenant has entered into a certain lease dated as of the date hereof with Landlord (such lease, as same may be amended and restated pursuant to the form of lease annexed thereto as Exhibit J, is hereinafter called the "lease" or the "Lease"), covering the entire land and improvements thereon commonly known as One Court Square and located in Long Island City, New York, as more particularly described on Schedule A attached hereto; and

                  WHEREAS, Mortgagee has made a certain mortgage loan (hereinafter called the "Mortgage") to the Landlord and the parties desire to set forth their agreement as hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and of the sum of One Dollar ($1.00) by each party in hand paid to the other, the receipt of which is hereby acknowledged, it is hereby agreed as follows:

          1. Subject to the terms and conditions hereof, the lease is and shall be subject and subordinate in each and every respect to the lien of the Mortgage insofar as it affects the real property of which the Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of the principal sum secured thereby and interest thereon.

          2. Tenant agrees that after notice is given to Tenant by Mortgagee it will attorn to and recognize Mortgagee, any purchaser at a foreclosure sale under a Mortgage, and the successors and assigns of Mortgagee or any such purchasers who acquires the premises demised (the "Premises") under the Lease (any of such parties is herein referred to as an "Acquiring Party") in the event of any suit, action or proceeding for the foreclosure of a Mortgage or to enforce any rights thereunder, any judicial sale or execution or other sale of the Premises or the giving of a deed in lieu of foreclosure of any default under a Mortgage (each, an "Attornment Event"), as its landlord for the unexpired balance (and any extensions, if exercised) of the term of the Lease upon the same terms and conditions set forth in the Lease and this Agreement.
Such attornment is to be effective as of the date that such Attornment Event occurs, without the execution of any further agreement. However, Tenant and the Acquiring Party agree to confirm the provisions of this Agreement in writing upon the request of either party.

          3. In the event that it should become necessary to foreclose a Mortgage, Mortgagee thereunder or any Acquiring Party will not terminate the Lease nor join Tenant in summary or foreclosure proceedings (unless Tenant is a necessary party thereto under law), nor disturb the possession of Tenant, nor diminish or interfere with Tenant's rights and privileges under the Lease or any extensions or renewals of the Lease entered into pursuant to the Lease or consented to by Mortgagee, as applicable, so long as Tenant is not in default, after any applicable notice and grace period, under any of the terms, covenants, or conditions of the Lease.

          4. In the event that Mortgagee or an Acquiring Party shall succeed to the interest of Landlord under the Lease (the date of such succession being hereinafter called the "Succession Date"), so long as Tenant is not in default, after any applicable notice and grace period, under any of the terms, covenants, or conditions of the Lease, Mortgagee or the Acquiring Party, as the case may be, shall not disturb the possession of Tenant and shall be bound by all of Landlord's obligations under the Lease; provided that neither the Mortgagee or Acquiring Party shall be:

                (a) liable for any act or omission or negligence or failure or default of any prior landlord (including Landlord) to comply with any of its obligations under the Lease, except to the extent that (1) such act or omission constitutes a default by landlord under the Lease and continues after the Succession Date, and (2) Mortgagee's or Acquiring Party's liability is limited to the effects of the continuation of such act or omission from and after the Succession Date and shall not include any liability of any prior landlord (including Landlord) which accrued prior to the Succession Date; or

                (b) liable for the return of any security deposit, except to the extent such security deposit shall have been paid over (or assigned, in case of any letter of credit) to the Mortgagee or Acquiring Party; or

                (c) subject to any counterclaims, offsets or defenses which Tenant might have against any prior landlord (including Landlord) except to the extent (1) that such counterclaims, offsets or defenses shall have accrued in accordance with the terms of the Lease, including, without limitation, any offsets with respect to Landlord Reimbursement Amounts (as defined in the Lease) or (2) the basis for such counterclaims, offsets or defenses continue to exist from and after the Succession Date; provided that Mortgagee receives notice thereof in accordance with the Lease; or

                (d) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord, including Landlord, under the

Lease (other than customary prepayments of operating expense and real estate tax and Landlord Reimbursement Amounts); or

          (e) bound by any amendment or modification of the Lease made without its consent, other than an amendment or modification entered into to confirm the exercise of a specific right or option under the Lease in accordance with all of the material terms of the Lease governing the exercise of such specific right or option.

          5. Tenant agrees to give the Mortgagee and/or Acquiring Party, a copy of any notice of default served upon the Landlord by Tenant with respect to a default which would entitle Tenant to terminate the Lease at such time as such notice is served upon Landlord, provided that prior to such notice Tenant has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of the Mortgagee and/or Acquiring Party. Tenant shall not so terminate the Lease (other than with respect to any Tenant right to terminate the Lease under Article 19) unless such act or omission shall not be remedied within thirty (30) days after the giving of such notice to Mortgagee and/or Acquiring Party; provided, that if such act or omission cannot with due diligence be remedied within a period of thirty (30) days, and if Mortgagee and/or Acquiring Party commences the remedies necessary to cure such act or omission within such thirty (30) days and thereafter prosecutes such remedies with reasonable diligence, then the period of time after the giving of such notice by Tenant within which such act or omission may be remedied shall be extended so long as Mortgagee prosecutes the remedying of such act or omission with reasonable diligence.

          6. Mortgagee hereby consents to the Lease and, subject to the provisions of Paragraph 4(e) hereof, all of the terms and conditions thereof, and the terms of the Mortgage shall not affect such terms and conditions of the Lease, including, but not limited to, the specific provisions of the Lease governing assignments, subletting, alterations, repairs, contesting requirements of law, contracting the size of the Premises and extending the term of the Lease, as all such provisions are more particularly set forth in the Lease.

          7. Any notice, statement, demand, consent, approval or other communication required or permitted to be given, rendered or made hereunder (hereinafter collectively called "notices") shall be in writing (whether or not so stated elsewhere in this agreement) and shall be deemed to have been properly given, rendered or made only if sent by (a) registered or certified mail, return receipt requested, posted in a United States post office station or letter box in the continental United States, (b) nationally recognized overnight courier (e.g., Federal Express) with verification of delivery requested or (c) personal delivery with verification of delivery requested, in any of such cases addressed to the other party as follows:

                 If to Mortgagee:

                 with a copy to:


                 If to Landlord:



                 with a copy to:



                 If to Tenant:


                 with a copy to:


                 with an additional copy to:

and shall be deemed to have been given, rendered or made (i) if mailed, on the second Business Day following the day so mailed, unless mailed to a location outside of the State of New York, in which case it shall be deemed to have been given, rendered or made on the third Business Day after the day so mailed, (ii) if sent by nationally recognized overnight courier, on the first Business Day following the day sent or (iii) if sent by personal delivery, when delivered and receipted by the party to whom addressed (or on the date that such receipt is refused, if applicable). Each party may designate a change of address (or substitute parties for notice) by notice to the other, given at least fifteen (15) days before such change of address or notice party is to become effective.

          8. The liability of Mortgagee for the performance of any obligation of Landlord under the Lease shall be limited to Mortgagee's interest in the Premises (which shall be deemed to include the proceeds of any insurance, condemnation, sale or refinancing proceeds received by Mortgagee or an Acquiring Party with respect to all or any portion of the Premises), and Tenant hereby agrees that any monetary judgment it may obtain against Mortgagee as a result of Mortgagee's failure, as Landlord, to perform any of Landlord's obligations under the Lease shall be enforceable solely against

Mortgagee's interest in the Property. Notwithstanding the foregoing, Mortgagee shall not, by virtue of the Mortgage, be or become a mortgagee-in-possession or become subject to any liability or obligation under the Lease or otherwise until Mortgagee shall have acquired the interest of Landlord in the Premises, by foreclosure or otherwise.

          9. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

                                      MORTGAGEE:



                                      By:___________________________
                                         Name:
                                         Title:



                                      LANDLORD:



                                      By: __________________________
                                          Name:
                                          Title:


                                      TENANT:



                                      By:___________________________
                                         Name:
                                         Title:

STATE OF NEW YORK        )
                         )  ss.:
COUNTY OF NEW YORK       )


                  On the ___ day of __________, 200_, before me, the undersigned, a Notary Public in and for said State, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their/ capacity(ies), and that by, his/her/their signature(s) on the instrument, the individuals) or the person upon behalf of which the individuals acted, executed the instrument.


                                 -----------------
                                 Notary Public







STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )


                  On the ___ day of __________, 200_, before me, the undersigned, a Notary Public in and for said State, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their/ capacity(ies), and that by, his/her/their signature(s) on the instrument, the individuals) or the person upon behalf of which the individuals acted, executed the instrument.


                                 -----------------
                                 Notary Public

STATE OF NEW YORK      )
                       )  ss.:
COUNTY OF NEW YORK     )


                  On the ___ day of __________, 200_, before me, the undersigned, a Notary Public in and for said State, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their/ capacity(ies), and that by, his/her/their signature(s) on the instrument, the individuals) or the person upon behalf of which the individuals acted, executed the instrument.


                                 -----------------
                                 Notary Public

                                  SCHEDULE A
                                  -----------

                            Description of Premises

                                   EXHIBIT E

                                   Not Used
                                   --------

                                   EXHIBIT F


                                   Not Used

                                   EXHIBIT G

                     Landlord's Non-Disturbance Agreement

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

                THIS AGREEMENT made as of the ___ day of __________, 200_ by and among __________________ (hereinafter called "Landlord"), ________________
(hereinafter called "Tenant"), and ________________ (hereinafter called "Subtenant").

                             W I T N E S S E T H:
                             - - - - - - - - - -

                WHEREAS, Landlord is the landlord under that certain lease dated as of ___________________, 2005 between Landlord, as lessor, and Tenant, as lessee (hereinafter called the "Overlease"), covering the entire premises (hereinafter called the "Demised Premises") in the building known as One Court Square, Long Island City, New York (hereinafter called the "Building") on land more particularly described in Exhibit A annexed hereto; and

                WHEREAS, a portion of the Demised Premises comprised of _______________ (hereinafter called the "Sublease Premises") has been subleased to Subtenant pursuant to that certain sublease dated as of ____________, 20___ between Tenant, as sublessor, and Subtenant, as sublessee (hereinafter called the "Sublease").

                NOW, THEREFORE, in consideration of the premises and other good and valuable consideration in hand paid, the parties hereto agree as follows:

          1. So long as Subtenant is not in default, after notice and the lapse of any applicable grace period, in the performance of any terms, covenants and conditions to be performed on its part under the Sublease, then in such event:

                (a) Unless any applicable law requires same, Subtenant shall not be joined as a party defendant in any action or proceeding which may be instituted or taken by the Landlord for the purpose of terminating the Overlease by reason of any default thereunder;

                (b) Subtenant shall not be evicted from the Sublease Premises nor shall any of Subtenant's rights under the Sublease be affected in any way by reason of any default under the Overlease, and

                (c) Subtenant's leasehold estate under the Sublease shall not be terminated or disturbed by reason of any default under the Overlease.

          2. (a) If Landlord shall succeed to the rights of Tenant under the Sublease by termination of the Overlease or the expiration of the term thereof or otherwise, Landlord, as Subtenant's landlord under said Sublease, shall accept Subtenant's attornment and Subtenant agrees to so attorn and recognize Landlord as Subtenant's landlord under said Sublease without further requirement for execution and delivery of any instrument to further evidence the attornment set forth herein. Subtenant or Landlord will, each within ten
(10) business days after demand of the other, execute and deliver any instrument that may reasonably be required to evidence such attornment.

                (b) Subject to the provisions of subparagraph 2(c) below, upon any such attornment and recognition, the Sublease shall continue in full force and effect as, or as if it were, a direct lease between Landlord and Subtenant upon all of the then executory terms, conditions and covenants as are set forth in the Sublease (as the same incorporates by reference the Overlease, notwithstanding the termination of the Overlease), and shall be applicable after such attornment, provided, to the extent that Landlord has any rights under the Overlease which are applicable to the Demised Premises and are in addition to the rights of the lessor under the Sublease, such rights shall be deemed incorporated into the Sublease, notwithstanding the termination of the Overlease; and provided, further that Landlord shall not be (i) subject to any credits, offsets, defenses or claims which Subtenant might have against Tenant; nor (ii) bound by any rent which Subtenant might have paid for more than the current month to Tenant (other than customary prepayments of Taxes and Operating Expenses), unless such prepayment shall have been made with Landlord's prior written consent; nor (iii) liable for any act or omission of Tenant; nor (iv) bound by any covenant to undertake or complete any improvement to the Sublease Premises or the Building; nor (v) be required to account for any security deposit other than any security deposit actually delivered to Landlord; nor (vi) liable for any payment to Subtenant of any sums, or the granting to Subtenant of any credit, in the nature of a contribution towards the cost of preparing, furnishing or moving into the Sublease Premises or any portion thereof; nor (vii) bound by any amendment, modification or surrender of the Sublease made without Landlord's prior written consent, other than an amendment or modification entered into to confirm the exercise of a specific right or option under the Sublease in accordance with all of the material terms of the Sublease governing the exercise of such specific right or option. Subtenant waives the provisions of any statute or rule of law now or hereafter in effect that may give or purport to give it any right or election to terminate or otherwise adversely affect the Sublease or the obligations of Subtenant thereunder by reason of any action or proceeding for the purpose of terminating the Overlease by reason of any default thereunder.

                (c) Notwithstanding anything to the contrary contained herein, in the event that the rental rate set forth in the Sublease, on a per rentable square foot basis (including fixed rent and additional rent on account of real estate taxes, operating expenses and electricity), after taking into account all rent concessions provided for in the Sublease, is less than the Minimum Sublease Rent (as such term is defined in Section 7.09 of the Lease), the Sublease shall be deemed to be automatically amended effective as of the date of the aforementioned attornment and recognition so that from and after the date of such attornment and recognition, the rental rate payable under the Sublease shall be increased to an amount that is equal to all of the same economic terms and conditions (including fixed rent and additional rent on account of real estate taxes, operating expenses and electricity) that would have been applicable as between Landlord and Tenant under the Overlease with respect to the Sublease Premises for the period commencing on such date of attornment and ending on the expiration date of the such Sublease. Subtenant or Landlord will, each within ten (10) business days after demand of the other, execute and deliver an amendment to the Sublease, in form reasonably satisfactory to Landlord and Subtenant, setting forth such increase in the rental rate payable under the Sublease to the Lease Rent; provided, however, that the absence of such written amendment shall not, in any event, affect the automatic rental increase described herein.

          3. The Sublease now is and shall remain subject and subordinate to the Overlease and to any ground or underlying lease affecting the Demised Premises and to all renewals and replacements, extensions, consolidations and modifications thereof, and to all other matters to which the Overlease shall be subordinate, subject to the terms and conditions of this Agreement.

          4. This Agreement shall be binding upon and shall inure to the benefit of the respective parties hereto, their successor and assigns.

          5. This Agreement may not be modified except by an agreement in writing signed by the parties or their respective successors in interest.

          6. Any notice, statement, demand, consent, approval or other communication (collectively, "notices") required or permitted to be given, rendered or made pursuant to, under, or by virtue of this Agreement (or any amendment to the Sublease made pursuant hereto) must be in writing and shall be deemed to have been properly given, rendered or made only if sent by (a) registered or certified mail, return receipt requested, posted in a United States post office station or letter box in the continental United States, (b) nationally recognized overnight courier (e.g., Federal Express) with verification of delivery requested or (c) personal delivery with verification of delivery requested, in any of such cases addressed to the party for whom intended at its address set forth above. Notices shall be deemed to have been given, rendered and made (i) if mailed, on the second Business Day following the day so mailed, unless mailed to a location outside of the State of New York, in which case it shall be deemed to have been given, rendered or made on the third Business Day after the day so mailed, (ii) if sent by nationally recognized overnight courier, on the first Business Day following the day sent or (iii) if sent by personal delivery, when delivered and receipted by the party to whom addressed (or on the date that such receipt is refused, if applicable). Each party may designate a change of address (or substitute parties for notice) by notice to the others, given at least fifteen (15) days before such change of address or notice party is to become effective.

                              [Signatures follow]

                IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto.

                                      LANDLORD:

                                      _______________________________


                                      By:____________________________
                                         Name:
                                         Title:


                                      TENANT:

                                      _______________________________


                                      By:____________________________
                                         Name:
                                         Title:


                                      SUBTENANT:

                                      _______________________________


                                      By:____________________________
                                         Name:
                                         Title:

                                   EXHIBIT H

                                   Not Used

                                   EXHIBIT I

                          Form of Memorandum of Lease







                              MEMORANDUM OF LEASE

                                    between


                            ---------------------,

                                  as Landlord

                                      and

                                CITIBANK, N.A.,

                                   as Tenant




                           Dated: As of May 12, 2005

                             Location of Premises
                             ---------------------

                 Long Island City, County of Queens and State of New York

                 Address:      One Court Square (25-01 Jackson Avenue)
                 Section:
                 Block:        79
                 Lot:          30


                 Record and Return to:

                 Paul, Hastings, Janofsky & Walker LLP
                 75 East 55th Street
                 New York, New York 10022
                 Attention:  Dean A. Stiffle, Esq.

                              MEMORANDUM OF LEASE

Capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease.

NAME AND ADDRESS OF LANDLORD:         Reckson Court Square, LLC
                                      c/o Reckson Associates Realty Corp.
                                      1350 Avenue of the Americas, Suite 901
                                      New York, New York 10019

NAME AND ADDRESS OF TENANT:           Citibank, N.A.
                                      One Court Square
                                      25-01 Jackson Avenue
                                      Long Island City, New York 11120
DATE OF LEASE:                        As of May 12, 2005

DESCRIPTION OF PREMISES:              The Premises consist of the
                                      land and improvements (the "Building")
                                      thereon located One Court Square, Long
                                      Island City, New York, such land being
                                      more particularly described in Schedule
                                      A attached hereto (the "Real Property").

COMMENCEMENT DATE OF INITIAL TERM:    May 12, 2005

EXPIRATION DATE OF INITIAL TERM:      May 11, 2020

RIGHT TO GRANT EASEMENTS              Tenant has the right to grant certain
                                      easements which burden the Real Property as more particularly described in Article
                                      33 of the Lease.

RENEWAL TERMS:                        The Lease contains five (5) five
                                      (5) year extension options. The
                                      extension options are more particularly
                                      described in Article 36 of the Lease.

RIGHT TO GRANT LEASEHOLD MORTGAGES    Tenant may subject its interest in the
                                      Lease and the leasehold interest created thereby may at any time and from time to time be, directly or indirectly, to one or more leasehold mortgages. The holders of any such leasehold mortgages shall be entitled to certain rights under the Lease as more particularly set forth in the Lease, including Article 43 thereof.

RIGHT OF FIRST OFFER TO PURCHASE:     The Lease contains a right of first offer
                                      to purchase the Premises or interests
                                      therein, as more particularly described
                                      in Article 44 of the Lease.

NAMING AND SIGNAGE RIGHTS:            Tenant has the right to name the
                                      Building, and Tenant has exclusive
                                      rights with respect to signs, banners,
                                      flags, monuments, kiosks and other means of identification, as more particularly described in Articles 16 of the Lease

ROOFTOP RIGHTS:                       Tenant has exclusive rights with respect
                                      to the rooftop of the Building, as more
                                      particularly described in Article 39 of
                                      the Lease.

SURVIVING OBLIGATIONS:                Landlord's obligations pursuant to
                                      Section 3.05(a) of the lease with
                                      survive the termination of the Lease

CONTRACTION RIGHTS:                   Tenant has the right to surrender
                                      portions of the Premises, as
                                      more particularly described in Article
                                      4, upon which the Lease will be amended
                                      and restated in the form annexed to the
                                      Lease as Exhibit J.


This instrument is intended to be only a Memorandum of Lease, reference to which is hereby made for all of the terms, conditions and covenants of the parties. This instrument shall not be construed to modify, change, vary or interpret said Lease or any of the terms, covenants or conditions thereof. In all instances, reference to the Lease should be made for a full description of the rights and obligations of the parties. The recordation of this Memorandum is in lieu of, and with like effect as, the recordation of the Lease.

                              [signatures follow]

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Memorandum of Lease on the date hereinabove first set forth.

WITNESS:                                         LANDLORD:

By:  ______________________________
       Print Name

                                                 By:___________________________
                                                    Name:
                                                    Title:
WITNESS:                                         TENANT:

By:                                              CITIBANK, N.A., a national
       ----------------------------------        banking association
       Print Name

                                                 By:___________________________
                                                    Name:
                                                    Title:

State of New York
                      } SS:
County of New York


On the ____ day of ___________ in the year 2005 before me, the undersigned, a Notary Public in and for said State, personally appeared ______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.


                                           --------------------------
                                           Notary Public







State of New York
                     } SS:
County of New York


On the ____ day of __________ in the year 2005 before me, the undersigned, a Notary Public in and for said State, personally appeared ______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.


                                           --------------------------
                                           Notary Public

                                  SCHEDULE A

                               Legal Description
                               -----------------

                                   EXHIBIT J

                      Form of Restated and Amended Lease



                                [See attached]

                                   EXHIBIT K

                                   Not Used

                                   EXHIBIT L

                   (See Attached Site Plan--Adjacent Parcel)

                                  EXHIBIT M-1

                           Form of Tenant's Estoppel

                             ESTOPPEL CERTIFICATE


TO:      ____________________
         ____________________
         ____________________
         Attention: _________

Ladies/Gentlemen:

                  At the request of Landlord, and knowing that you are relying on the accuracy of the information contained herein, the undersigned ("Tenant") hereby certifies to Landlord that as of the date hereof:

                  1. The undersigned is the tenant under that certain Lease dated as of __________ by and between _______________________, a
_______________________ ("Landlord") and Tenant [**, as amended by
___________________ (describe lease and all amendments and modifications thereto)**] (the "Lease"), covering the premises described therein (herein referred to as the "Leased Premises") in the improvements situated in the he building known as One Court Square, 25-01 Jackson Avenue in the Long Island City, County of Queens and State of New York (the "Property"). A complete and accurate copy of the Lease, including any and all modifications and amendments thereto, is attached hereto as Exhibit A.

                  2. The Lease is in full force and effect. The Lease has not been further modified, changed, altered, supplemented or amended in any respect (in writing or orally) except as set forth in paragraph 1 above.

                  3. The term of the Lease commenced on _________ and shall expire on __________, unless sooner terminated or extended in accordance with the terms of the Lease.

                  4. Tenant has exercised the following options to extend the term of the Lease (if none, please state "none"):
______________________________________, and Tenant has the following unexercised options to extend the term of the Lease (if none, please state "none"): ____________________________________________.

                  5. Tenant has exercised the following rights of first offer, rights of first refusal and/or other expansion rights with respect to the Property (if none, please state "none"):
__________________________________________________________.



                                    M-1-1

                  6. Fixed Rent is paid through and including ____________ and Tax Payments are paid through and including ____________. No Fixed Rent has been paid more than 30 days in advance.

                  7. Tenant is not entitled to any rent concessions, rebates or abatements, except (i) as specifically provided in the Lease, and (ii) as indicated below (if none, please state "none"):
________________________________________________.

                  8. Tenant has no option or right to purchase the Leased Premises or the Property, or any part thereof, or any interest therein other than as set forth in Article 44 of the Lease.

                  9. Tenant has not sublet all or a portion of the Leased Premises, except as indicated below (if none, please state "none"):
_________________________.

                  10. ***[Copies of invoices for any Landlord Reimbursement Amounts heretofore billed to Landlord by Tenant are attached hereto as Exhibit B.]***

                  11. As of the date hereof, Tenant, to its actual knowledge ("Actual Knowledge"; which is limited to the actual knowledge of ___________, a [**Vice President,**] who is familiar with and involved in the day-to-day operations of the Leased Premises), has no defense to its obligations under the Lease and no charge, lien, claim or offset against Landlord under the Lease or otherwise, against rents or other charges due or to become due under the Lease except as indicated below (if none, please state "none"):
___________________________________________.

                  12. As of the date hereof, no notice in accordance with the provisions of the Lease has been received by Tenant from Landlord of a default by Tenant under the Lease which has not been cured, except as indicated below (if none, please state "none"):
__________________________________________________________.

                  13. Tenant has not given Landlord any notice of a default on the part of the Landlord under the Lease which has not been cured and, to Tenant's Actual Knowledge, as of the date hereof, Landlord is not in default in the performance of any of its obligations under the Lease [**or specify each such default or event of which Tenant has knowledge**].

                  14. This certificate is delivered with the understanding that Landlord, [**lender/purchaser and purchaser's lenders and prospective lenders**], and their successors and/or assigns, may rely upon this certificate.




                                    M-1-2

                  The undersigned is duly authorized to execute this certificate on behalf of Tenant.

                                    TENANT:


                                    --------------------



                                    By:    ________________________
                                           Name:
                                           Title:


Dated: ________, 20__



                                    M-1-3

                                  EXHIBIT M-2

                          Form of Landlord's Estoppel

                             ESTOPPEL CERTIFICATE



TO:      ____________________
         ____________________
         ____________________
         Attention: ___________

Ladies/Gentlemen:

                  At the request of Tenant, and knowing that you are relying on the accuracy of the information contained herein, the undersigned ("Landlord") hereby certifies to Tenant that as of the date hereof:

                  1. The undersigned is the landlord under that certain Lease dated as of ___________, by and between Landlord and Citibank, N.A., a national banking association ("Tenant") [**as amended by ___________________ (describe lease and all amendments and modifications thereto)**] (the "Lease"), covering the premises described therein (herein referred to as the "Leased Premises") in the improvements situated in the building known as One Court Square, 25-01 Jackson Avenue in Long Island City, County of Queens and State of New York (the "Property"). A complete and accurate copy of the Lease, including any and all modifications and amendments thereto, is attached hereto as Exhibit A.

                  2. The Lease is in full force and effect. The Lease has not been further modified, changed, altered, supplemented or amended in any respect (in writing or orally) except as set forth in paragraph 1 above.

                  3. The term of the Lease commenced on ________ and shall expire on _________, unless sooner terminated or extended in accordance with the terms of the Lease.

                  4. Fixed Rent is paid through and including
_________________.

                  5. Landlord Reimbursement Amounts in the amount of $_________ are due and payable on ____________, 20__. Landlord is disputing its obligation to pay Landlord Reimbursement Amounts in the amount of $_______ (if none, please state "none").





                                    M-2-1

                  6. Tenant is not entitled to any rent concessions, rebates or abatements, except (i) as specifically provided in the Lease, and (ii) as indicated below (if none, please state "none"):
_______________________________________________

                  7. As of the date hereof, Landlord, to its actual knowledge ("Actual Knowledge"; which is limited to the actual knowledge of ___________, a [**Vice President,**] who is familiar with and involved in the day-to-day operations of the Leased Premises), has no defense to its obligations under the Lease and no charge, lien, claim or offset against Tenant under the Lease or otherwise, against any amounts due or to become due from Landlord to Tenant under the Lease except as indicated below (if none, please state "none"):
___________________________________________.

                  8. As of the date hereof, no notice in accordance with the provisions of the Lease has been received by Landlord from Tenant of a default by Landlord under the Lease which has not been cured, except as indicated below (if none, please state "none"):
__________________________________________________________.

                  9. Landlord has not given Tenant any notice of a default on the part of the Tenant under the Lease which has not been cured and, to Landlord's Actual Knowledge, as of the date hereof, Tenant is not in default in the performance of any of its obligations under the Lease [**or specify each such default or event of which Landlord has knowledge**].

                  10. This certificate is delivered with the understanding that Tenant, [**lender/assignee and assignee's lenders and prospective lenders**], and their successors and/or assigns may rely upon this certificate.

                  The undersigned is duly authorized to execute this certificate on behalf of Landlord.

                                             LANDLORD:


                                             --------------------


                                             By:  _____________________________
                                                  Name:
                                                  Title:


Dated: ________, 20__




                                    M-2-2

                                     LEASE

                                    between

                           RECKSON COURT SQUARE, LLC

                                                 Landlord

                                      and

                                CITIBANK, N.A,

                                                 Tenant



                                   PREMISES:

                               One Court Square,
                             25-01 Jackson Avenue
                       Long Island City, New York 11120







Dated: as of May 12, 2005



ARTICLE 1             Term and Fixed Rent...............................................................1

ARTICLE 2             Delivery and Use of Premises......................................................5

ARTICLE 3             Taxes and Operating Expenses......................................................8

ARTICLE 4             Surrender Option.................................................................22

ARTICLE 5             Subordination....................................................................25

ARTICLE 6             Quiet Enjoyment..................................................................26

ARTICLE 7             Assignment, Subletting and Mortgaging............................................27

ARTICLE 8             Compliance with Laws.............................................................32

ARTICLE 9             Insurance........................................................................35

ARTICLE 10            Landlord Transfer Restrictions...................................................40

ARTICLE 11            Alterations......................................................................42

ARTICLE 12            Landlord's and Tenant's Property.................................................48

ARTICLE 13            Repairs and Maintenance..........................................................50

ARTICLE 14            Electricity......................................................................51

ARTICLE 15            Services.........................................................................51

ARTICLE 16            Access; Signage; Name of Building................................................52

ARTICLE 17            Notice of Occurrences............................................................53

ARTICLE 18            Non-Liability and Indemnification................................................53

ARTICLE 19            Damage or Destruction............................................................56

ARTICLE 20            Eminent Domain...................................................................59

ARTICLE 21            Surrender........................................................................62

ARTICLE 22            Conditions of Limitation.........................................................63

ARTICLE 23            Reentry by Landlord..............................................................66

ARTICLE 24            Damages..........................................................................67

ARTICLE 25            Affirmative Waivers..............................................................70

ARTICLE 26            No Waivers.......................................................................71

ARTICLE 27            Curing Tenant's Defaults.........................................................72

ARTICLE 28            Broker...........................................................................73

ARTICLE 29            Notices..........................................................................73

ARTICLE 30            Estoppel Certificates............................................................75

ARTICLE 31            Memorandum of Lease..............................................................75



                                             TC-1

                            TABLE OF DEFINED TERMS



ARTICLE 32            No Representations by Landlord...................................................76

ARTICLE 33            Easements........................................................................76

ARTICLE 34            Holdover.........................................................................77

ARTICLE 35            Miscellaneous Provisions and Definitions.........................................78

ARTICLE 36            Extension Terms..................................................................86

ARTICLE 37            Arbitration......................................................................93

ARTICLE 38            Confidentiality; Press Releases..................................................95

ARTICLE 39            Rooftop; Tenant's Antenna and Other Equipment....................................96

ARTICLE 40            Back-Up Power System.............................................................97

ARTICLE 41            Benefits Cooperation.............................................................98

ARTICLE 42            Intentionally Omitted............................................................99

ARTICLE 43            Leasehold Mortgages..............................................................99

ARTICLE 44            Right Of First Offer To Purchase................................................107

TABLE OF SCHEDULES AND EXHIBITS
-------------------------------

Schedule 1:       Fixed Rent Schedule
Schedule 2:       Employees
Schedule 3:       Current Occupancy Agreements

Exhibit A:        Legal Description
Exhibit B:        Not Used
Exhibit C:        Maintenance Schedule
Exhibit D:        Superior Mortgagee SNDA Agreement
Exhibit E:        Not Used
Exhibit F:        Not Used
Exhibit G         Landlord's Non-Disturbance Agreement
Exhibit H:        Not Used
Exhibit I:        Form of Memorandum of Lease
Exhibit J:        Form of Restated and Amended Lease
Exhibit K:        Not Used
Exhibit L:        Site Plan (Adjacent Parcel)
Exhibit M-1:      Form of Tenant's Estoppel
Exhibit M-2:      Form of Landlord's Estoppel


                                     DT-4
NY55/444831.7


AAA.....................................................................................................78
Additional Charges.......................................................................................3
Adjacent Parcel.........................................................................................77
Adjustment Date.........................................................................................81
Affiliate...............................................................................................28
Alterations.............................................................................................42
Amended and Restated Lease..............................................................................23
and/or..................................................................................................82
Appeal Deadline.........................................................................................73
Arbitration Notice......................................................................................89
Audit Notice............................................................................................20
Audit Period............................................................................................20
Audit Representative....................................................................................21
Back-Up Power System....................................................................................98
Back-Up Power System Area...............................................................................98
Bankruptcy Code.........................................................................................64
Base Rate...............................................................................................82
Base Unit Elements......................................................................................57
Benefits................................................................................................99
Broker..................................................................................................73
Building.................................................................................................1
Building Systems........................................................................................57
Business Day............................................................................................81
Cables..................................................................................................77
Chillers................................................................................................97
Citibank Tenant.........................................................................................28
Commencement Date........................................................................................3
Comparable Buildings....................................................................................31
Concourse................................................................................................1
Confidential Information................................................................................96
control.................................................................................................28
Corporate Successor.....................................................................................28
CPI.....................................................................................................81
CPI Fraction............................................................................................81
CPI-AUC.................................................................................................81
Current Occupancy Agreements............................................................................27
Date of the Taking......................................................................................60
Deemed Common Areas.....................................................................................43
Diesel Generator........................................................................................97
Disaster Functions......................................................................................59
Dispute Period..........................................................................................20
Escalated Rent..........................................................................................89
ETS&F...................................................................................................23
Excluded Obligations....................................................................................30
Existing Agreements......................................................................................9
Expiration Date..........................................................................................3
Extended Item Cost......................................................................................18
Extended Item Dispute Notice............................................................................18
Extended Landlord Capital Item..........................................................................10
Extended Landlord Capital Item Notice...................................................................18
Extension Election Notice...............................................................................88
Extension Premises......................................................................................88



                                     TC-1

                            TABLE OF DEFINED TERMS

Extension Term......................................................................................87, 88
Failing Party...........................................................................................94
Fifth Extension Term....................................................................................87
Fifth Five Year Option..................................................................................87
First Extension Term....................................................................................87
First Five Year Option..................................................................................87
First-Class Landlord Standard...........................................................................18
Fixed Rent...............................................................................................3
Force Majeure Causes....................................................................................80
Fourth Extension Term...................................................................................87
Fourth Five Year Option.................................................................................87
GAAP.....................................................................................................8
Generator Area..........................................................................................97
Hardening Alterations...................................................................................43
Hazardous Materials.....................................................................................83
herein..................................................................................................82
hereof..................................................................................................82
hereunder...............................................................................................82
holder of a mortgage....................................................................................81
Holdover Stub Amount....................................................................................78
Improvements Demolition Work............................................................................58
Improvements Restoration Work...........................................................................58
Initial Alterations Request.............................................................................42
Initiating Party........................................................................................91
Institutional Investor..................................................................................41
Insurance Cap...........................................................................................40
Insurance Election......................................................................................39
Insurance Notice........................................................................................39
Interest Rate...........................................................................................82
Land.....................................................................................................1
Landlord.............................................................................................1, 82
Landlord Compliance Capital Item.........................................................................8
Landlord Entity.........................................................................................41
Landlord Party..........................................................................................54
Landlord R&M Capital Item................................................................................8
Landlord Reimbursement Amounts...........................................................................8
Landlord Reimbursement Items.............................................................................8
Landlord Reimbursement Notice...........................................................................20
Landlord's Non-Disturbance Agreement....................................................................31
Landlord's Notice.......................................................................................89
Landlord's Submitted Value..............................................................................91
landlord's waiver.......................................................................................47
laws and requirements of any public authorities.........................................................81
lease....................................................................................................1
Leasehold Improvements..................................................................................57
Leasehold Mortgage......................................................................................99
Leasehold Mortgagee....................................................................................100
Legal Requirements......................................................................................81
Lobby....................................................................................................1
Lower Price............................................................................................109
Market Value Rent.......................................................................................93
Material Alteration.....................................................................................43
Mechanical Areas.........................................................................................2



                                     DT-2

                                    TABLE OF DEFINED TERMS

Minimum Sublease Rent...................................................................................32
mortgage................................................................................................81
mortgagee...............................................................................................81
Mortgagee................................................................................................1
Named Tenant............................................................................................28
Net Recurring Additional Charges.........................................................................9
Non-Capital Extended Landlord Items.....................................................................11
Non-Controlling Interest................................................................................41
Non-Material Alteration.................................................................................43
Non-Occupancy Lease......................................................................................9
notices.................................................................................................74
nsurance Quote..........................................................................................39
Offer Contract.........................................................................................108
Offer Price............................................................................................107
Offered Property.......................................................................................107
Offering Notice........................................................................................107
Office Floor.............................................................................................1
Office Floors............................................................................................1
Operating Expenses.......................................................................................9
Option 1................................................................................................89
Option 2................................................................................................89
Option One Extension Premises...........................................................................88
Option Period..........................................................................................107
Option Three Extension Premises.........................................................................88
Option Two Extension Premises...........................................................................88
Partial Premises........................................................................................48
Permitted Transfer......................................................................................41
person..................................................................................................82
Premises.................................................................................................1
Prohibited Uses..........................................................................................7
Qualifying Sublease.....................................................................................31
Rating Threshold........................................................................................39
Real Property............................................................................................9
Reassessment Event.......................................................................................9
REBNY Standard...........................................................................................3
recognition agreement...................................................................................47
Recorded Agreements.....................................................................................63
Records.................................................................................................20
Reimbursement Dispute Notice............................................................................20
Reimbursement Operating Expenses........................................................................10
Reimbursement Taxes.....................................................................................12
Rent Notice.............................................................................................88
Required Cert Proceeding................................................................................16
requirements of insurance bodies........................................................................82
Responding Party........................................................................................91
Response Notice.........................................................................................89
Revocation Notice.......................................................................................89
Revocation Period.......................................................................................89
Second Alterations Request..............................................................................42
Second Anniversary......................................................................................40
Second Extension Term...................................................................................87
Second Five Year Option.................................................................................87
Specialty Alterations...................................................................................49




                                     DT-3

                            TABLE OF DEFINED TERMS

Sub-concourse............................................................................................1
Sublease Document.......................................................................................30
Submetering Cost........................................................................................24
Submetering Work........................................................................................24
substantially the same.................................................................................108
Subway Agreement.........................................................................................9
Succession Date..........................................................................................2
Superior Interests.....................................................................................100
Superior Mortgage.......................................................................................26
Superior Mortgagee......................................................................................26
Superior Mortgagee SNDA Agreement.......................................................................26
Surrender Date..........................................................................................22
Surrender Fee...........................................................................................25
Surrender Notice........................................................................................22
Surrender Notice Period.................................................................................22
Surrender Space.........................................................................................22
Tax Payment.............................................................................................15
Tax Year................................................................................................13
Taxes...................................................................................................12
Temporary Taking Period.................................................................................61
Tenant...............................................................................................1, 82
Tenant Compliance Capital Item..........................................................................13
Tenant Party............................................................................................54
Tenant R&M Capital Item.................................................................................14
Tenant's Collateral.....................................................................................47
Tenant's Property.......................................................................................50
Tenant's Submitted Value................................................................................91
Tenant-Funded Residual Cap Ex Amounts...................................................................14
Terms..................................................................................................108
Third Extension Term....................................................................................87
Third Five Year Option..................................................................................87
Transfer................................................................................................41
Trust Deed Holders.......................................................................................1
Unapplied Submetering Cost..............................................................................25
Undisputed Items........................................................................................21
untenantable............................................................................................59
UPS Area................................................................................................97
UPS Battery System......................................................................................97
Useful Life Estimate....................................................................................18
